UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number:
811-07354
Name of Fund:
BlackRock Investment Quality Municipal Trust, Inc.
(BKN)
Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Investment Quality Municipal Trust, Inc., 55 East 52
nd
Street, New York, NY 10055
Registrant’s telephone number, including area code: (800)
882-0052,
Option 4
Date of fiscal year end: 07/31/2022
Date of reporting period: 07/31/2022

Item 1 – Report to Stockholders
(a) The Report to Shareholders is attached herewith.

JULY 31, 2022

2022 Annual Report

BlackRock Investment Quality Municipal Trust, Inc. (BKN)
BlackRock Municipal Income Trust (BFK)
BlackRock MuniHoldings Fund, Inc. (MHD)
BlackRock MuniVest Fund II, Inc. (MVT)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review
Dear Shareholder,
The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.
Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.
The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).
The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.
The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.
In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.
Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit
blackrock.com
for further insight about investing in today’s markets.
Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of July 31, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500 ® Index)	(7.81)%	(4.64)%
U.S. small cap equities (Russell 2000 ® Index)	(6.42)	(14.29)
International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)
Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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3

Municipal Market Overview
For the Reporting Period Ended July 31, 2022

Municipal Market Conditions
Municipal bonds posted negative total returns during the period alongside rising interest rates spurred by waning COVID-19 variant fears, surging inflation, and U.S. Federal Reserve policy tightening. The market experienced a drawdown on par with some of the worst in history in early-2022 but rebounded modestly as interest rates peaked amid slowing economic growth late in the period. Although credit fundamentals remained strong, bolstered by robust revenue growth and elevated fund balances, challenging supply-and-demand dynamics drove municipal underperformance versus comparable U.S. Treasuries. Shorter-duration (i.e., less sensitive to interest rates) and higher-rated bonds outperformed.

During the 12 months ended July 31, 2022, municipal bond funds experienced net outflows totaling $65 billion (based on data from the Investment Company Institute). The post-pandemic inflow cycle, which spanned 92-weeks and garnered $149 billion, ended abruptly in early-2022 as performance turned starkly negative. As a result, elevated bid-wanted activity weighed on the market as investors raised cash to meet redemptions. At the same time, the market absorbed $421 billion in issuance, below the $471 billion issued during the prior 12-months. New issue oversubscriptions waned late in the period as sentiment turned less constructive.
Bloomberg Municipal Bond Index Total Returns as of July 31, 2022 6 months: (3.95)% 12 months: (6.93)%

A Closer Look at Yields

From July 31, 2021 to July 31, 2022, yields on AAA-rated 30-year municipal bonds increased by 150 basis points (“bps”) from 1.39% to 2.89%, while ten-year rates increased by 139 bps from 0.82% to 2.21% and five-year rates increased by 144 bps from 0.36% to 1.80% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 4bps, lagging the 158 bps of flattening experienced in the U.S. Treasury curve.

After maintaining historically tight valuations early in the period, the selloff experienced in early-2022 restored value to the asset class. Municipal-to-Treasury ratios are through their 5-year averages in the long-end of the curve, while municipals out yield both the S&P 500 and investment-grade corporates on an after-tax basis.

Financial Conditions of Municipal Issuers
Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and continue to do so in 2022. While solid revenue collections, particularly sales and personal income tax receipts, continue to grow in this inflationary environment, higher wages, energy costs, and interest rates in the post-Covid recovery will pressure state and local government costs. While overall credit fundamentals are expected to remain sturdy, prolonged inflation could hurt consumer spending and eventually become a headwind to economic growth and employment expansion. At this point, we believe tax receipts could come under pressure, although states with significant oil and gas production would benefit. While municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs, rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. We believe state housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from rising inflation, but aid and the re-opening of the economy will continue to support operating results through 2022. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration.
The opinions expressed are those of BlackRock as of July 31, 2022 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.
The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.
To obtain leverage, each Fund has issued Variable Rate Muni Term Preferred Shares (“VMTP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 of the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of July 31, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Investment Objective
BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Fund”)
investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in securities rated investment grade at the time of investment. The Fund may invest up to 20% of its assets in unrated securities that are deemed by the investment adviser to be
of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.
On May 20, 2022, the Board approved a change in the fiscal year end of the Fund, effective as of July 31, 2022, from April 30 to July 31.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	BKN
Initial Offering Date	February 28, 1993
Yield on Closing Market Price as of July 31, 2022 ($14.61) (a)	5.59%
Tax Equivalent Yield (b)	9.44%
Current Monthly Distribution per Common Share (c)	$0.0680
Current Annualized Distribution per Common Share (c)	$0.8160
Leverage as of July 31, 2022 (d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low
Closing Market Price	$14.61	$18.49	(20.98)%	$18.78	$13.05
Net Asset Value	13.86	16.90	(17.99)	16.92	12.99
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

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Fund Summary as of July 31, 2022 (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Performance
Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years
Fund at NAV (a)(b)	(13.53)%	2.42%	4.38%
Fund at Market Price (a)(b)	(16.69)	4.01	4.35

National Customized Reference Benchmark (c)	(7.05)	2.13	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.
The Fund’s positions in longer-dated and low-coupon securities, which tend to have longer durations than the overall market, were the largest detractors at a time of rising rates. (Duration is a measure of interest rate sensitivity.) Holdings in high yield bonds, which lagged investment-grade issues, also hurt results. The Fund’s use of leverage, while augmenting income, amplified the effect of falling prices and thus detracted from performance. At the sector level, housing, healthcare and transportation issues underperformed due to their above-average duration.
The Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Positions in pre-refunded bonds, while posting negative returns, held up better than the overall market due to their shorter duration.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2022 (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector (a)(b)	07/31/22

County/City/Special District/School District	21.4%
Transportation	17.0
Health	14.2
State	10.3
Utilities	10.2
Education	9.0
Housing	6.9
Tobacco	5.9
Corporate	5.1
CALL/MATURITY SCHEDULE

Calendar Year Ended December 31, (a)(c)	Percentage %
2022	5.8%
2023	8.9
2024	9.1
2025	5.3
2026	5.1
CREDIT QUALITY ALLOCATION

Credit Rating (a)(d)	07/31/22

AAA/Aaa	5.2%
AA/Aa	35.8
A	33.8
BBB/Baa	10.5
BB/Ba	4.5
B	1.3
N/R (e)	8.9

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.3% of the Fund’s total investments.

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Fund Summary as of July 31, 2022	BlackRock Municipal Income Trust (BFK)

Investment Objective
BlackRock Municipal Income Trust’s (BFK) (the “Fund”)
investment objective is to provide current income exempt from regular U.S. federal income tax. The Fund seeks to achieve its investment objective by investing primarily in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
On May 20, 2022, the Board approved a change in the fiscal year end of the Fund, effective as of July 31, 2022, from April 30 to July 31.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	BFK
Initial Offering Date	July 31, 2001
Yield on Closing Market Price as of July 31, 2022 ($11.25) (a)	4.96%
Tax Equivalent Yield (b)	8.38%
Current Monthly Distribution per Common Share (c)	$0.0465
Current Annualized Distribution per Common Share (c)	$0.5580
Leverage as of July 31, 2022 (d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low
Closing Market Price	$11.25	$15.49	(27.37)%	$15.82	$10.37
Net Asset Value	12.18	15.04	(19.02)	15.06	11.36
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2022 (continued)	BlackRock Municipal Income Trust (BFK)

Performance
Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV (a)(b)	(14.76)%	1.64%	3.54%
Fund at Market Price (a)(b)	(23.56)	(0.10)	2.13
National Customized Reference Benchmark (c)	(7.05)	2.13	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.
Income contributed to the Fund’s performance, but it was not sufficient to offset the sharp downturn in prices. The Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Holdings in high-quality, short-maturity bonds—while producing negative absolute returns—held up better than the broader market. On the other hand, positions in longer-dated issues generally underperformed due to their above-average interest-rate sensitivity.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	BlackRock Municipal Income Trust (BFK)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector (a)(b)	07/31/22

Transportation	19.6%
Health	15.8
State	15.3
County/City/Special District/School District	11.5
Utilities	10.6
Tobacco	9.0
Corporate	6.4
Education	6.0
Housing	5.8
CALL/MATURITY SCHEDULE

Calendar Year Ended December 31, (a)(c)	Percentage
2022	6.2%
2023	7.0
2024	7.7
2025	6.4
2026	5.4
CREDIT QUALITY ALLOCATION

Credit Rating (a)(d)	07/31/22

AAA/Aaa	5.5%
AA/Aa	35.4
A	32.5
BBB/Baa	10.5
BB/Ba	6.8
B	0.9
N/R (e)	8.4

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.5% of the Fund’s total investments.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2022	BlackRock MuniHoldings Fund, Inc. (MHD)

Investment Objective
BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”)
investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
On May 20, 2022, the Board approved a change in the fiscal year end of the Fund, effective as of July 31, 2022, from April 30 to July 31.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of July 31, 2022 ($13.32) (a)	5.45%
Tax Equivalent Yield (b)	9.21%
Current Monthly Distribution per Common Share (c)	$0.0605
Current Annualized Distribution per Common Share (c)	$0.7260
Leverage as of July 31, 2022 (d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low
Closing Market Price	$13.32	$17.30	(23.01)%	$17.34	$12.23
Net Asset Value	14.35	17.64	(18.65)	17.66	13.41
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Performance
Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV (a)(b)	(14.58)%	1.55%	3.51%
Fund at Market Price (a)(b)	(19.15)	(1.04)	2.39
National Customized Reference Benchmark (c)	(7.05)	2.13	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Fund’s absolute performance based on NAV:
Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.
Income contributed to the Fund’s performance, but it was not sufficient to offset the sharp downturn in prices. The Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Holdings in high-quality, short-maturity bonds—while producing negative absolute returns—held up better than the broader market. On the other hand, positions in longer-dated issues generally underperformed due to their above-average interest-rate sensitivity.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector (a)(b)	07/31/22
Transportation	20.6%
Health	16.7
County/City/Special District/School District	15.7
State	12.5
Utilities	9.0
Housing	8.4
Education	7.9
Tobacco	4.6
Corporate	4.6
CALL/MATURITY SCHEDULE

Calendar Year Ended December 31, (a)(c)	Percentage
2022	5.7%
2023	11.3
2024	5.2
2025	6.8
2026	5.4
CREDIT QUALITY ALLOCATION

Credit Rating (a)(d)	07/31/22
AAA/Aaa	5.0%
AA/Aa	42.2
A	29.7
BBB/Baa	8.1
BB/Ba	4.5
B	1.0
N/R (e)	9.5

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.6% of the Fund’s total investments.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	BlackRock MuniVest Fund II, Inc. (MVT)

Investment Objective
BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”)
investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
On May 20, 2022, the Board approved a change in the fiscal year end of the Fund, effective as of July 31, 2022, from April 30 to July 31.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of July 31, 2022 ($12.04) (a)	4.98%
Tax Equivalent Yield (b)	8.41%
Current Monthly Distribution per Common Share (c)	$0.0500
Current Annualized Distribution per Common Share (c)	$0.6000
Leverage as of July 31, 2022 (d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low
Closing Market Price	$12.04	$15.81	(23.85)%	$16.81	$10.96
Net Asset Value	12.91	15.94	(19.01)	15.95	12.03
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Performance
Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV (a)(b)	(14.88)%	1.67%	3.36%
Fund at Market Price (a)(b)	(19.96)	(0.60)	2.01
National Customized Reference Benchmark (c)	(7.05)	2.13	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.
Income contributed to the Fund’s performance, but it was not sufficient to offset the sharp downturn in prices. The Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Holdings in high-quality, short-maturity bonds—while producing negative absolute returns—held up better than the broader market. On the other hand, positions in longer-dated issues generally underperformed due to their above-average interest-rate sensitivity.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector (a)(b)	07/31/22
Health	20.2%
Transportation	19.8
State	15.3
County/City/Special District/School District	9.8
Utilities	8.7
Education	8.0
Tobacco	7.1
Housing	6.2
Corporate	4.9
CALL/MATURITY SCHEDULE

Calendar Year Ended December 31, (a)(c)	Percentage %
2022	5.5%
2023	7.5
2024	6.0
2025	7.8
2026	6.0
CREDIT QUALITY ALLOCATION

Credit Rating (a)(d)	07/31/22
AAA/Aaa	5.5%
AA/Aa	37.4
A	31.1
BBB/Baa	7.9
BB/Ba	6.8
B	1.8
N/R (e)	9.5

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.5% of the Fund’s total investments.

F U N D S U M M A R Y	17

Fund Summary as of July 31, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Objective
BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”)
investment objective is to provide shareholders with as high a level of current income exempt from U.S federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or are deemed to be of comparable quality by the investment adviser at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
On May 20, 2022, the Board approved a change in the fiscal year end of the Fund, effective as of July 31, 2022, from April 30 to July 31.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of July 31, 2022 ($11.94) (a)	5.43%
Tax Equivalent Yield (b)	9.17%
Current Monthly Distribution per Common Share (c)	$0.0540
Current Annualized Distribution per Common Share (c)	$0.6480
Leverage as of July 31, 2022 (d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low
Closing Market Price	$11.94	$14.96	(20.19)%	$15.02	$10.95
Net Asset Value	12.30	14.79	(16.84)	14.80	11.50
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Performance
Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV (a)(b)	(12.58)%	2.30%	3.83%
Fund at Market Price (a)(b)	(16.10)	2.14	3.37
National Customized Reference Benchmark (c)	(7.05)	2.13	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.
The Fund’s positions in longer-dated and low-coupon securities, which tend to have longer durations than the overall market, were the largest detractors at a time of rising rates. (Duration is a measure of interest rate sensitivity.) Holdings in high yield bonds, which lagged investment-grade issues, also hurt results. The Fund’s use of leverage, while augmenting income, amplified the effect of falling prices and thus detracted from performance. At the sector level, housing, healthcare and transportation issues underperformed due to their above-average duration.
The Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Positions in pre-refunded bonds, while posting negative returns, held up better than the overall market due to their shorter duration.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	19

Fund Summary as of July 31, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector (a)(b)	07/31/22
Transportation	29.3%
County/City/Special District/School District	16.7
Health	16.0
State	11.2
Utilities	8.4
Housing	6.4
Education	5.1
Corporate	3.7
Tobacco	3.2
CALL/MATURITY SCHEDULE

Calendar Year Ended December 31, (a)(c)	Percentage %
2022	5.1%
2023	8.8
2024	9.4
2025	8.2
2026	8.7
CREDIT QUALITY ALLOCATION

Credit Rating (a)(d)	07/31/22
AAA/Aaa	3.7%
AA/Aa	40.6
A	33.3
BBB/Baa	7.1
BB/Ba	2.5
B	0.2
N/R (e)	12.6

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.3% of the Fund’s total investments.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.5%
Southeast Energy Authority A Cooperative District, RB, Series B-1, 5.00%, 05/01/53 (a)	$1,195	$1,282,719

Arizona — 5.0%
Arizona Industrial Development Authority, Refunding RB (b)
Series A, 5.50%, 07/01/52	215	219,884
Series G, 5.00%, 07/01/47	430	434,379
City of Phoenix Civic Improvement Corp., ARB
Series B, AMT, Junior Lien, 3.25%, 07/01/49	4,000	3,085,692
Series B, AMT, Junior Lien, 5.00%, 07/01/49	1,725	1,827,053
Salt Verde Financial Corp., RB
5.00%, 12/01/32	1,095	1,217,512
5.00%, 12/01/37	4,885	5,416,077

		12,200,597

Arkansas — 2.7%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49 (b)	1,550	1,504,246
City of Benton Arkansas, RB, (AGM), 4.00%, 06/01/39	755	762,776
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, Subordinate, 4.00%, 10/01/40	1,250	1,253,014
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	2,645	2,647,547
Pulaski County Public Facilities Board, RB, 5.00%, 12/01/42	465	480,882

		6,648,465

California — 16.1%
ABC Unified School District, GO, Series C, (NPFGC), 0.00%, 08/01/33 (c)	3,420	2,462,772
California Housing Finance Agency, RB, M/F Housing Class A, 3.25%, 08/20/36	738	697,714
Series 2021-1, Class A, 3.50%, 11/20/35	721	702,329
California Infrastructure & Economic Development Bank, Refunding RB, Series A, 4.00%, 11/01/45	3,330	3,337,999
Carlsbad Unified School District, Refunding GO, Series B, 6.00%, 05/01/34 (d)	1,500	1,607,745
City of Los Angeles Department of Airports, Refunding ARB, Series D, AMT, Subordinate, 4.00%, 05/15/51	1,940	1,948,796
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57 (b)	205	155,708
CSCDA Community Improvement Authority, RB, M/F Housing (b)
4.00%, 10/01/56	105	96,049
4.00%, 12/01/56	200	160,400
Series A, Class 2, 4.00%, 06/01/58	570	490,383
Senior Lien, 3.13%, 06/01/57	445	322,857
Series A, Class 2, Senior Lien, 4.00%, 12/01/58	295	240,955
Hartnell Community College District, GO, CAB, Series D, 7.00%, 08/01/34 (d)	2,475	3,047,403
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, (BAM), 4.00%, 03/01/42	2,460	2,472,563
Norwalk-La Mirada Unified School District, Refunding GO, CAB, Series E, Election 2002, (AGC), 0.00%, 08/01/38 (c)	12,000	6,306,636
Palomar Community College District, GO, CAB
Series B, 0.00%, 08/01/30 (c)	2,270	1,834,798
Series B, Convertible, 6.20%, 08/01/39 (d)	4,000	4,283,076

Security	Par (000)	Value

California (continued)
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	$1,305	$1,315,568
San Diego Community College District, GO, CAB, 6.00%, 08/01/27 (d)(e)	4,200	5,041,289
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 4.00%, 07/01/56	225	218,177
State of California, Refunding GO
5.00%, 02/01/38	2,000	2,032,448
4.00%, 10/01/44	510	517,116

		39,292,781

Colorado — 0.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	725	824,467
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59 (b)	970	949,813

		1,774,280

Connecticut — 0.7%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series E-1, (HUD SECT 8), 3.25%, 11/15/54	550	465,790
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 07/01/41	1,450	1,339,701

		1,805,491

District of Columbia — 0.4%
District of Columbia, RB, Series A, 5.00%, 07/01/47	925	1,069,760

Florida — 12.2%
Brevard County Health Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/52	2,725	2,965,081
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/15/49 (b)	100	97,664
City of Tampa Florida, RB, CAB (c)
Series A, 0.00%, 09/01/49	465	132,697
Series A, 0.00%, 09/01/53	500	119,187
County of Broward Florida Airport System Revenue, ARB,
Series A, AMT, 4.00%, 10/01/49	770	746,538
County of Miami-Dade Florida, RB, CAB (c) 0.00%, 10/01/32	5,000	3,571,980
0.00%, 10/01/33	15,375	10,490,316
County of Miami-Dade Seaport Department, ARB, Series B, AMT, 6.00%, 10/01/23 (e)	3,000	3,143,055
County of Osceola Florida Transportation Revenue, Refunding RB, CAB (c)
Series A-2, 0.00%, 10/01/41	445	168,653
Series A-2, 0.00%, 10/01/42	595	213,809
Series A-2, 0.00%, 10/01/43	540	183,614
Series A-2, 0.00%, 10/01/44	550	176,558
Series A-2, 0.00%, 10/01/45	465	141,107
Escambia County Health Facilities Authority, Refunding
RB, 4.00%, 08/15/50	1,090	1,030,874
Florida Development Finance Corp., Refunding RB, 6.50%, 06/30/57 (b)	300	306,467
Greater Orlando Aviation Authority, ARB
Series A, AMT, 4.00%, 10/01/44	1,860	1,851,435
Series A, AMT, 4.00%, 10/01/52	775	759,654
Sub-Series A, AMT, 5.00%, 10/01/52	1,130	1,183,690

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Miami-Dade County Seaport Department, Refunding RB, Series A-1, AMT, (AGM), 4.00%, 10/01/45	$695	$683,903
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	1,590	1,555,769
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 11/15/42	125	133,884

		29,655,935

Georgia — 1.6%
Cobb County Kennestone Hospital Authority, RB, 4.00%, 04/01/52	125	122,271
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62 (b)	175	178,780
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	245	219,645
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/43	525	544,637
Series B, 5.00%, 12/01/52 (a)(f)	1,645	1,763,195
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	415	399,977
5.00%, 01/01/56	565	597,113

		3,825,618

Hawaii — 1.4%
State of Hawaii Department of Budget & Finance, Refunding RB
5.25%, 11/15/37	600	604,841
AMT, 4.00%, 03/01/37	2,770	2,726,497

		3,331,338

Idaho — 1.3%
Idaho Health Facilities Authority, RB, Series A, 5.00%, 03/01/39	3,000	3,089,643

Illinois — 6.8%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	1,235	1,266,380
Series D, 5.00%, 12/01/46	1,635	1,663,157
Series H, 5.00%, 12/01/36	375	389,739
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	550	581,606
Series C, 5.00%, 12/01/34	370	387,715
Series D, 5.00%, 12/01/26	675	724,209
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/41	1,900	1,946,107
Chicago O’Hare International Airport, Refunding RB, Series B, AMT, 4.00%, 01/01/29	2,400	2,401,802
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/52	620	674,181
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	200	206,912
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	590	609,572
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	455	428,797
State of Illinois, GO
5.00%, 02/01/39	1,000	1,015,877
5.50%, 05/01/39	1,610	1,781,158
Series A, 5.00%, 04/01/38	200	203,168

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO (continued)
Series D, 5.00%, 11/01/28	$1,585	$1,722,337
Upper Illinois River Valley Development Authority, Refunding RB, 5.00%, 01/01/55 (b)	610	551,844

		16,554,561

Iowa — 0.7%
PEFA, Inc., RB, 5.00%, 09/01/49 (a)	1,500	1,583,037

Kansas — 0.7%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/39	640	646,927
Seward County Unified School District No.480 Liberal, Refunding GO, 5.00%, 09/01/39	1,085	1,088,503

		1,735,430

Kentucky — 7.1%
City of Henderson Kentucky, RB, Series SE, Class A, AMT, 4.70%, 01/01/52 (b)	380	381,647
County of Boyle Kentucky, Refunding RB, 5.00%, 06/01/37	2,000	2,151,418
Kentucky Economic Development Finance Authority, RB, Series A, 5.38%, 01/01/23 (e)	3,400	3,457,283
Kentucky Economic Development Finance Authority, Refunding RB, Series B, (NPFGC), 0.00%, 10/01/23 (c)	8,500	8,320,599
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52 (a)	470	477,553
Kentucky Public Transportation Infrastructure Authority, RB, CAB (d)
Series C, Convertible, 6.45%, 07/01/23	1,000	1,092,769
Series C, Convertible, 6.60%, 07/01/23	1,395	1,521,538

		17,402,807

Louisiana — 0.8%
City of Alexandria Louisiana Utilities Revenue, RB, 5.00%, 05/01/24 (e)	1,790	1,892,617

Maryland — 0.5%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	260	263,048
5.25%, 07/01/44	260	261,611
Maryland Economic Development Corp., RB, Class B, AMT, 5.25%, 06/30/55	705	758,351

		1,283,010

Massachusetts — 2.9%
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	900	945,794
Series A, 5.00%, 01/01/47	1,010	1,044,923
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/39	1,375	1,330,213
5.00%, 04/15/40	600	611,656
Series A, 4.00%, 06/01/29 (e)	235	265,455
Massachusetts Educational Financing Authority, RB, Series C, AMT, Subordinate, 3.00%, 07/01/51	455	342,249
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, 3.85%, 06/01/46	35	33,700
Series C-1, 2.90%, 12/01/39	365	322,844
Series D-1, 2.55%, 12/01/50	440	343,143

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Housing Finance Agency, Refunding RB, S/F Housing, Series 182, AMT, 3.30%, 12/01/28	$1,000	$1,001,980
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	700	764,628

		7,006,585

Michigan — 2.7%
Michigan Finance Authority, RB
4.00%, 02/15/50	550	543,117
Series A, 4.00%, 11/15/50	295	286,314
Michigan Finance Authority, Refunding RB, 4.00%, 11/15/46	900	883,634
Michigan State Housing Development Authority, RB, M/F Housing, Series A-1, 3.35%, 10/01/49	3,245	2,844,778
Michigan State Housing Development Authority, RB, S/F Housing, Series B, 2.95%, 12/01/39	375	344,222
Michigan Strategic Fund, RB
AMT, 5.00%, 12/31/43	1,570	1,589,793
AMT, 5.00%, 06/30/48	135	136,128

		6,627,986

Minnesota — 1.8%
City of Otsego Minnesota, Refunding RB, Series A, 5.00%, 09/01/44	700	685,855
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,760	1,758,451
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52 (b)	305	308,409
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, Sub Series D, AMT, 5.00%, 01/01/41	460	486,847
Minnesota Higher Education Facilities Authority, RB
Series 8-K, 4.00%, 03/01/43	615	610,835
Series A, 5.00%, 10/01/47	390	414,877

		4,265,274

Missouri — 2.3%
Health & Educational Facilities Authority of the State of Missouri, RB
4.13%, 02/15/43	700	700,059
Series A, 5.00%, 10/01/23 (e)	750	777,679
Series A, 5.00%, 06/01/42	860	924,606
Series A, 5.00%, 06/01/47	1,230	1,302,266
Series C-2, 5.00%, 10/01/34	1,500	1,551,303
Missouri Housing Development Commission, RB, S/F Housing, (FHLMC, FNMA, GNMA), 2.20%, 11/01/46	610	446,970

		5,702,883

Nebraska — 1.3%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53 (a)	1,530	1,648,124
Central Plains Energy Project, Refunding RB, 5.00%, 09/01/42	900	902,223
Douglas County Hospital Authority No.3, Refunding RB, 5.00%, 11/01/45	600	621,521

		3,171,868

Security	Par (000)	Value

Nevada — 0.7%
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 4.25%, 07/01/36	$1,500	$1,537,658
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/37 (b)	125	125,661

		1,663,319

New Hampshire (b) — 0.3%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	505	487,535
Series C, AMT, 4.88%, 11/01/42	220	218,309

		705,844

New Jersey — 8.2%
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37 (g)(h)	1,510	30,200
New Jersey Economic Development Authority, ARB, Series B, AMT, 5.63%, 11/15/30	990	1,019,700
New Jersey Economic Development Authority, RB
Series B, 4.50%, 06/15/40	1,930	1,970,841
Series DDD, 5.00%, 06/15/42	160	167,422
AMT, (AGM), 5.13%, 07/01/42	300	308,833
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	1,120	1,097,541
New Jersey Higher Education Student Assistance Authority, Refunding RB Series B, AMT, 3.25%, 12/01/39	1,970	1,911,138
Series B, AMT, 4.00%, 12/01/41	765	753,153
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/38	290	298,237
Series AA, 5.00%, 06/15/45	1,350	1,387,554
Series AA, 5.00%, 06/15/46	600	616,612
Series AA, 3.00%, 06/15/50	360	289,653
Series AA, 5.00%, 06/15/50	640	683,841
Series BB, 4.00%, 06/15/50	1,200	1,167,424
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35 (c)	1,600	943,370
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	820	822,311
Series A, 5.00%, 12/15/36	240	258,946
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	820	863,458
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	455	434,487
Tobacco Settlement Financing Corp., Refunding RB, Sub- Series B, 5.00%, 06/01/46	4,770	4,872,908

		19,897,629

New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 01/08/25 (e)	680	740,251

New York — 11.6%
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,825	1,824,823
Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 11/15/41	30	30,184
Series C-1, 4.75%, 11/15/45	1,700	1,761,939
Series C-1, 5.00%, 11/15/50	550	578,574
Series C-1, 5.25%, 11/15/55	810	861,336

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, Refunding RB (continued)
Series C-1, 5.00%, 11/15/56	$320	$329,388
Series D, 5.00%, 11/15/31	650	696,281
New York City Housing Development Corp., RB, M/F Housing, Series I-1, (FHA), 2.55%, 11/01/45	1,940	1,524,989
New York City Municipal Water Finance Authority, RB, Series GG, 4.00%, 06/15/50	4,500	4,517,244
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 5.00%, 02/01/47	215	241,025
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41 (b)	1,400	1,405,893
New York Counties Tobacco Trust VI, Refunding RB, Series C, 4.00%, 06/01/51	1,000	877,435
New York Liberty Development Corp., Refunding RB
Series 2, Class 2, 5.15%, 11/15/34 (b)	640	650,337
Series A, 2.88%, 11/15/46	3,450	2,727,135
Series A, 3.00%, 11/15/51	100	77,784
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/50	1,810	1,809,477
Series A, 4.00%, 11/15/60	350	348,582
New York State Housing Finance Agency, RB, M/F
Housing, Series L-1, (SONYMA), 2.50%, 11/01/45	2,635	2,010,663
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/41	800	810,144
New York Transportation Development Corp., ARB, AMT, 5.00%, 12/01/36	400	430,476
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	315	327,165
AMT, 5.00%, 10/01/40	900	925,382
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/55	1,395	1,343,922
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 186th Series, AMT, 5.00%, 10/15/36	470	495,695
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.60%, 10/01/44	730	577,456
Westchester Tobacco Asset Securitization Corp.,
Refunding RB, Sub-Series C, 5.13%, 06/01/51	1,160	1,173,661

		28,356,990

North Carolina — 0.3%
City of Charlotte North Carolina Airport Special Facilities Revenue, Refunding ARB, Series B, AMT, 4.00%, 07/01/51	190	187,499
North Carolina Medical Care Commission, RB, 4.00%, 11/01/52	630	630,635

		818,134

Ohio — 3.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	3,725	3,711,590
City of Dayton Ohio Airport Revenue, Refunding RB, Series A, AMT, (AGM), 4.00%, 12/01/32	3,000	3,000,033
County of Montgomery Ohio, Refunding RB, 4.00%, 11/15/42	1,050	1,019,275

Security	Par (000)	Value

Ohio (continued)
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49 (b)	$350	$344,890
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	20	20,300

		8,096,088

Oklahoma — 0.9%
Oklahoma City Public Property Authority, Refunding RB
5.00%, 10/01/36	800	875,026
5.00%, 10/01/39	280	302,757
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	680	652,564
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	420	408,638

		2,238,985

Oregon — 1.5%
Oregon Health & Science University, RB, Series A, 4.00%, 07/01/37	575	585,635
Oregon State Facilities Authority, Refunding RB
Series A, 5.00%, 04/01/45	2,485	2,583,548
Series A, 4.13%, 06/01/52	260	253,697
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	320	299,086

		3,721,966

Pennsylvania — 9.9%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
AMT, 5.00%, 07/01/51	875	935,397
Series B, AMT, 5.00%, 07/01/35	575	619,456
Commonwealth Financing Authority, RB, (AGM), 4.00%, 06/01/39	2,785	2,794,625
Delaware River Port Authority, RB, 4.50%, 01/01/24 (e)	2,000	2,078,298
Mckeesport Area School District, Refunding GO, CAB, (FGIC, SAW), 0.00%, 10/01/31 (c)(i)	500	382,827
Montgomery County Higher Education and Health
Authority, Refunding RB
5.00%, 05/01/57	1,200	1,310,413
Series A, 4.00%, 09/01/49	565	566,464
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	780	769,146
AMT, 5.00%, 12/31/38	1,610	1,667,667
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	810	827,517
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	155	120,798
Pennsylvania Turnpike Commission, RB
Series C, 5.00%, 12/01/39	850	891,719
Series A, Subordinate, 4.00%, 12/01/49	710	667,418
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	2,735	2,859,265
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/45	2,000	2,094,186
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	505	505,023

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
School District of Philadelphia, Refunding GO, Series F, (SAW), 5.00%, 09/01/37	$800	$861,966
State Public School Building Authority, Refunding RB, Series A, (SAW), 5.00%, 06/01/34	3,825	4,189,974

		24,142,159

Puerto Rico — 5.3%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	495	502,146
5.63%, 05/15/43	530	538,640
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,593	1,587,044
Series A-1, Restructured, 5.00%, 07/01/58	6,444	6,490,287
Series A-2, Restructured, 4.33%, 07/01/40	861	852,360
Series A-2, Restructured, 4.78%, 07/01/58	1,459	1,454,958
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46 (c)	4,770	1,378,449

		12,803,884

Rhode Island — 3.5%
Rhode Island Health and Educational Building Corp., Refunding RB, Series A, (AGM, GTD), 3.75%, 05/15/32	1,845	1,919,676
Rhode Island Student Loan Authority, RB, Series A, AMT,
3.63%, 12/01/37	1,250	1,118,099
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	1,000	1,022,085
Series B, 4.50%, 06/01/45	2,365	2,367,824
Series B, 5.00%, 06/01/50	2,000	2,042,366

		8,470,050

South Carolina — 2.5%
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55 (b)	755	689,233
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/38	1,895	2,033,566
South Carolina Public Service Authority, RB, Series A, 4.00%, 12/01/55	2,500	2,340,285
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series A, 2.25%, 07/01/46	1,195	941,609

		6,004,693

Tennessee — 5.2%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23 (e)	2,945	2,989,852
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	890,605
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	615	613,840
Johnson City Health & Educational Facilities Board, RB,
Series A, 5.00%, 08/15/42	1,200	1,201,682
Massachusetts School Building Authority, ARB, Series B, AMT, 5.00%, 07/01/49	615	654,987
Metropolitan Government Nashville & Davidson County
Health & Educational Facilities Board, RB
Series A, 5.00%, 07/01/40	1,075	1,136,487
Series A, 5.00%, 07/01/46	945	998,908

Security	Par (000)	Value

Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	$580	$540,270
Series A, 5.25%, 10/01/58	2,480	2,639,660
Tennergy Corp., RB, Series A, 4.00%, 12/01/51 (a)	1,080	1,105,395

		12,771,686

Texas — 11.0%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	105	82,948
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/37	1,970	2,037,522
Series C, 5.00%, 08/15/42	1,480	1,517,440
City of Houston Texas Airport System Revenue, Refunding RB, Series A, AMT, 4.00%, 07/01/48	400	383,565
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/38 (c)	5,000	2,128,855
Leander Independent School District, Refunding GO, CAB, Series D, (PSF-GTD), 0.00%, 08/15/24 (c)(e)	6,000	3,465,000
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/38 (c)	16,780	7,851,379
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	930	945,026
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	1,410	1,411,586
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/35	565	625,466
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 4.25%, 09/01/43	215	225,950
Series A, (GNMA), 3.63%, 09/01/44	645	644,979
Series A, (GNMA), 3.00%, 09/01/45	345	296,287
Series A, (GNMA), 3.13%, 07/01/47	795	691,902
Series A, (GNMA), 3.75%, 09/01/49	355	355,200
Series A, (GNMA), 3.00%, 03/01/50	1,085	906,082
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/31	1,325	1,463,227
Texas Transportation Commission, RB, CAB (c)
0.00%, 08/01/35	420	236,747
0.00%, 08/01/36	235	125,604
0.00%, 08/01/37	305	154,241
0.00%, 08/01/38	315	150,975
0.00%, 08/01/44	1,370	465,183
0.00%, 08/01/45	1,800	578,011

		26,743,175

Utah — 0.5%
Utah Charter School Finance Authority, Refunding RB 5.25%, 06/15/37 (b)	205	207,171
(UT CSCE), 4.00%, 04/15/42	600	603,443
5.38%, 06/15/48 (b)	260	261,834
Utah Housing Corp., RB, S/F Housing, Series D-2, Class III, (FHA), 4.00%, 01/01/36	245	248,689

		1,321,137

Vermont — 0.1%
Vermont Student Assistance Corp., RB, Series A, AMT, 4.25%, 06/15/32	290	291,919

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia — 1.3%
Ballston Quarter Community Development Authority, TA, Series A, 5.38%, 03/01/36	$780	$649,201
Lynchburg Economic Development Authority, Refunding RB, 4.00%, 01/01/55	100	96,013
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,030	1,011,842
Virginia Housing Development Authority, RB, M/F Housing, Series E, 3.15%, 12/01/49	1,515	1,287,099

		3,044,155

Washington — 1.0%
King County Housing Authority, Refunding RB, 3.00%, 06/01/40	725	624,848
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	625	655,245
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 09/01/55	470	495,795
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	752	724,964

		2,500,852

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	730	712,374

Wisconsin — 1.8%
Public Finance Authority, RB (b)
Series A, 5.00%, 06/01/36	100	100,523
Series A, 5.00%, 10/15/50	875	820,037
Series A, 5.00%, 06/01/51	320	309,079
Series A, 5.00%, 06/01/61	405	384,270
Public Finance Authority, Refunding RB, AMT, 4.00%, 08/01/35	435	401,260
Wisconsin Housing & Economic Development Authority, RB, S/F Housing
Series A, 1.80%, 03/01/31	100	88,818
Series A, 1.85%, 09/01/31	80	70,596
Series A, 1.90%, 03/01/32	150	131,500
Series A, 1.95%, 09/01/32	110	96,021
Wisconsin Housing & Economic Development Authority, Refunding RB, M/F Housing
Series A, (HUD SECT 8), 2.05%, 11/01/36	280	231,556
Series A, (HUD SECT 8), 2.25%, 11/01/41	195	151,899
Series A, (HUD SECT 8), 2.45%, 11/01/46	290	230,435
WPPI Energy, Refunding RB, Series A, 5.00%, 07/01/37	1,330	1,400,020

		4,416,014

Total Municipal Bonds — 139.7%
(Cost: $334,132,532)		340,663,989

Municipal Bonds Transferred to Tender Option Bond Trusts (j)

California — 0.5%
Los Angeles Unified School District, GO, Series B-1, Election 2008, 5.25%, 07/01/42 (k)	1,182	1,319,270

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48 (k)	1,769	1,913,022

Security	Par (000)	Value

Connecticut — 1.7%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	$3,901	$4,123,460

District of Columbia — 0.9%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	2,102	2,123,034

Florida — 0.9%
Pinellas County School Board, COP, Series A, 5.00%, 07/01/41	2,120	2,297,955

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.70%, 06/01/49	1,483	1,437,090

Louisiana — 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/25 (e)	1,200	1,266,419

Maryland — 1.2%
Maryland Stadium Authority, RB, (NPFGC), 5.00%, 05/01/42	2,760	3,053,014

Massachusetts — 1.4%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	3,018	3,306,364

Michigan — 2.0%
Michigan Finance Authority, RB, 4.00%, 02/15/47	2,760	2,733,239
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,142	2,105,577

		4,838,816

Minnesota — 2.1%
State of Minnesota, RB, Series A, 5.00%, 06/01/38	5,000	5,138,520

Nevada — 1.0%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/38	2,311	2,570,425

New Jersey — 0.7%
New Jersey Turnpike Authority, Refunding RB, Series G, 4.00%, 01/01/43	1,606	1,631,973

New York — 7.0%
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	1,600	1,649,157
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	1,615	1,631,886
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/42 (k)	2,145	2,145,220
New York City Water & Sewer System, Refunding RB
Series BB, 4.00%, 06/15/47	6,000	6,004,768
Series CC, 5.00%, 06/15/23 (e)	1,881	1,934,724
Series CC, 5.00%, 06/15/47	2,121	2,181,892
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/49	1,574	1,572,776

		17,120,423

Ohio (k) — 0.8%
Northeast Ohio Regional Sewer District, Refunding RB
4.00%, 11/15/49 (e)	1,066	1,096,898
4.00%, 11/15/49	734	755,275

		1,852,173

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania — 1.4%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36 (k)	$2,399	$2,489,388
Philadelphia Authority for Industrial Development, RB, Series A, 4.00%, 07/01/24 (e)	914	951,294

		3,440,682

Texas — 3.8%
Aldine Independent School District, Refunding GO, (PSF- GTD), 5.00%, 02/15/42	2,609	2,856,181
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23 (e)	2,380	2,425,351
Houston Community College System, GO, 4.00%, 02/15/43 (e)	2,160	2,190,973
Howe Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	1,680	1,705,640

		9,178,145

Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	2,840	2,843,424

Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB, Series B, 4.13%, 08/15/43	2,213	2,197,471

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.4%
(Cost: $71,498,628)		71,651,680

Total Long-Term Investments — 169.1%
(Cost: $405,631,160)		412,315,669

	Shares

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96% (l)(m)	925,631	925,909

Total Short-Term Securities — 0.4%
(Cost: $925,715)		925,909

Total Investments — 169.5%
(Cost: $406,556,875)		413,241,578

Other Assets Less Liabilities — 0.3%		874,377

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.2)%		(44,373,614)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (51.6)%		(125,900,000)

Net Assets Applicable to Common Shares — 100.0%		$243,842,341

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	When-issued security.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(j)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2023 to July 15, 2042, is $6,404,846. See Note 4 of the Notes to Financial Statements for details.

(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$1,177,962	$—	$ (252,691) (a)	$458	$180	$925,909	925,631	$3,959	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	128	09/21/22	$15,492	$(415,745)
U.S. Long Bond	131	09/21/22	18,778	(868,453)
5-Year U.S. Treasury Note	113	09/30/22	12,853	(246,625)

				$(1,530,823)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$1,530,823	$—	$1,530,823

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,163,132	$—	$2,163,132

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(3,591,531)	$—	$(3,591,531)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$47,122,898
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$340,663,989	$—	$340,663,989
Municipal Bonds Transferred to Tender Option Bond Trusts	—	71,651,680	—	71,651,680
Short-Term Securities
Money Market Funds	925,909	—	—	925,909

	$925,909	$412,315,669	$—	$413,241,578

Derivative Financial Instruments (a)
Liabilities
Interest Rate Contracts	$(1,530,823)	$—	$—	$(1,530,823)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(44,305,864)	$—	$(44,305,864)
VMTP Shares at Liquidation Value	—	(125,900,000)	—	(125,900,000)

	$—	$(170,205,864)	$—	$(170,205,864)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments July 31, 2022	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.7%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$1,555	$1,628,034
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	2,275	2,385,677
Series D, Sub Lien, 6.00%, 10/01/42	5,740	6,246,526
Series D, Sub Lien, 7.00%, 10/01/51	1,765	1,938,678
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	2,110	2,356,840

		14,555,755

Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Series A, Class 1, 4.00%, 06/01/50	1,360	1,290,398

Arizona — 4.3%
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	180	181,278
5.00%, 05/15/56	725	708,325
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46 (a)	3,400	3,431,083
Salt Verde Financial Corp., RB
5.00%, 12/01/32	10,030	11,152,187
5.00%, 12/01/37	7,460	8,271,021

		23,743,894

Arkansas — 0.9%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49 (a)	4,985	4,837,848

California — 7.8%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	1,895	2,394,156
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/23 (b)	2,465	2,541,873
Series A, 4.00%, 04/01/45	790	778,498
Series A, 4.00%, 08/15/48	4,590	4,602,058
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	290	297,678
Series A, 5.25%, 08/15/49	715	732,951
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45 (a)	2,970	2,976,887
California State Public Works Board, RB
4.00%, 11/01/41	890	914,913
Series I, 5.00%, 11/01/38	1,495	1,541,287
City of Los Angeles Department of Airports, ARB, Series A, AMT, 4.00%, 05/15/49	4,170	4,156,252
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.00%, 05/15/45	2,330	2,577,879
Series A, AMT, 5.00%, 05/15/38	580	646,794
Series A, AMT, 5.00%, 05/15/39	625	691,881
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57 (a)	475	360,788
CSCDA Community Improvement Authority, RB, M/F Housing (a) 4.00%, 12/01/56	330	264,660
Senior Lien, 3.13%, 06/01/57	1,155	837,978
Series A, Class 2, Senior Lien, 4.00%, 12/01/58	685	559,506

Security	Par (000)	Value

California (continued)
Riverside County Transportation Commission, RB, CAB (c)
Series B, Senior Lien, 0.00%, 06/01/41	$5,000	$2,290,785
Series B, Senior Lien, 0.00%, 06/01/42	6,000	2,615,712
Series B, Senior Lien, 0.00%, 06/01/43	5,000	2,072,985
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 4.00%, 07/01/56	1,155	1,119,977
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series A, AMT, 4.00%, 05/01/52	1,235	1,213,302
San Marcos Unified School District, GO, CAB (c)
Series B, Election 2010, 0.00%, 08/01/34	3,500	2,380,728
Series B, Election 2010, 0.00%, 08/01/36	4,000	2,455,020
State of California, Refunding GO, 3.00%, 12/01/46	1,010	887,157
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(b)	690	726,662

		42,638,367

Colorado — 2.8%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	3,485	4,034,302
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	3,420	3,889,207
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	3,565	3,493,693
Colorado Housing and Finance Authority, Refunding RB, S/F Housing, Series B, (GNMA), 3.25%, 05/01/52	1,160	1,169,261
State of Colorado, COP, BAB, Series O, 4.00%, 03/15/44	2,580	2,622,085

		15,208,548

Connecticut — 0.4%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series A-1, 3.50%, 11/15/51	930	943,726
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	670	700,551
Series A, 4.00%, 05/01/39	420	430,939

		2,075,216

Delaware — 0.4%
Delaware Transportation Authority, RB, 5.00%, 06/01/55	2,280	2,372,276

District of Columbia — 6.7%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	23,035	23,670,236
District of Columbia, Refunding RB
5.00%, 04/01/35	865	937,466
Series A, 6.00%, 07/01/43 (b)	1,480	1,539,427
Catholic Health Services, 5.00%, 10/01/48	4,590	4,856,564
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 4.00%, 10/01/37	690	704,349
Series A, AMT, 4.00%, 10/01/38	690	700,803
Series A, AMT, 4.00%, 10/01/40	830	834,599
Series A, AMT, 4.00%, 10/01/41	1,790	1,787,317
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	1,550	1,457,984

		36,488,745

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida — 4.0%
Broward County Florida Water & Sewer Utility Revenue RB, Series A, 4.00%, 10/01/47	$425	$427,351
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	395	432,972
Series A-1, 5.00%, 10/01/33	435	473,542
Series A-1, 5.00%, 10/01/34	435	471,106
Series A-1, 5.00%, 10/01/35	145	156,202
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,620	2,714,954
County of Lee Florida Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/46	2,545	2,807,990
County of Miami-Dade Florida Aviation Revenue,
Refunding RB
Series A, 4.00%, 10/01/37	655	664,805
Series A, 4.00%, 10/01/38	655	662,603
Series A, 4.00%, 10/01/39	490	495,740
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	435	456,500
Series A, 5.00%, 06/15/50	1,455	1,505,096
Series A, 5.00%, 06/15/55	875	901,648
Florida Housing Finance Corp., RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52	2,545	2,572,618
Sarasota County Florida Utility System Revenue, RB, Series A, 5.00%, 10/01/50	1,310	1,439,460
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35 (d)(e)	3,159	2,001,047
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	3,535	3,795,890

		21,979,524

Georgia — 2.4%
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	1,455	1,119,623
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series A, 4.00%, 06/01/49	1,190	1,264,383
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	990	1,078,636
Series A, 5.00%, 05/15/36	990	1,071,778
Series A, 5.00%, 05/15/37	1,085	1,179,038
Series A, 5.00%, 05/15/38	600	654,821
Series A, 5.00%, 05/15/49	1,990	2,166,451
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	3,145	2,973,437
Municipal Electric Authority of Georgia, Refunding RB
Sub-Series A, 4.00%, 01/01/49	1,230	1,195,570
Series A, Subordinate, 4.00%, 01/01/51	445	428,263

		13,132,000

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	1,485	1,572,621

Illinois — 12.1%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	1,065	1,065,465
Series C, 5.25%, 12/01/35	2,905	2,978,813
Series D, 5.00%, 12/01/46	3,805	3,870,561
Series H, 5.00%, 12/01/36	920	956,159
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,280	1,353,557

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, Refunding GO (continued)
Series D, 5.00%, 12/01/25	$1,650	$1,744,819
Series G, 5.00%, 12/01/34	915	958,809
Chicago Midway International Airport, Refunding RB, Series A, Senior Lien, 4.00%, 01/01/36	1,895	1,937,187
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, 5.00%, 11/01/42	2,000	2,005,452
Cook County Community College District No.508, GO, 5.50%, 12/01/38	1,525	1,578,474
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	475	460,465
Series A, 5.00%, 02/15/50	265	253,609
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/45	2,605	2,887,637
Series A, 4.00%, 01/01/46	1,145	1,147,195
Series A, 5.00%, 01/01/46	2,990	3,344,811
Series C, 5.00%, 01/01/37	5,455	5,771,837
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	1,760	1,818,383
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	545	513,615
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/43 (c)	10,455	4,235,969
State of Illinois, GO
5.00%, 02/01/39	2,990	3,037,472
Series A, 5.00%, 04/01/38	9,030	9,173,044
State of Illinois, Refunding GO
Series A, 5.00%, 10/01/30	10,400	11,367,897
Series B, 5.00%, 10/01/28	1,965	2,164,459
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,910	1,956,186

		66,581,875

Indiana — 2.4%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	1,525	1,618,626
AMT, 7.00%, 01/01/44	3,680	3,892,594
Indiana Finance Authority, RB (b)
Series A, AMT, 5.00%, 07/01/23	3,785	3,878,743
Series A, AMT, 5.25%, 07/01/23	790	812,038
Indiana Housing & Community Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	565	559,222
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,490	2,522,355

		13,283,578

Kansas — 0.1%
Ellis County Unified School District No.489 Hays, Refunding GO, Series B, (AGM), 4.00%, 09/01/52	505	498,455

Kentucky — 1.3%
Kentucky Economic Development Finance Authority, RB, Series A, Catholic Health Services, 5.25%, 01/01/23 (b)	1,915	1,946,280
Kentucky Economic Development Finance Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/45	2,515	2,800,063
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43 (f)	2,325	2,540,892

		7,287,235

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana — 0.2%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	$985	$1,010,639

Maryland — 0.6%
Maryland Health & Higher Educational Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	840	899,679
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	3,540	2,524,728

		3,424,407

Massachusetts — 0.5%
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	2,245	2,441,256

Michigan — 1.3%
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	1,640	1,623,388
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.70%, 10/01/56	1,925	1,404,037
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	2,000	2,188,312
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	2,120	2,137,715

		7,353,452

Minnesota — 2.1%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,030	1,989,087
Series A, 5.25%, 02/15/53	4,060	4,292,013
Minnesota Housing Finance Agency, RB
Series A, (FHLMC, FNMA, GNMA), 2.75%, 07/01/42 .	685	576,356
Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52 .	1,255	1,245,318
Series C, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52 .	3,540	3,595,606

		11,698,380

Missouri — 2.9%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	5,830	5,666,929
Health & Educational Facilities Authority of the State of Missouri, Refunding RB 5.50%, 05/01/43	480	492,411
Series A, 4.00%, 07/01/46	1,205	1,203,916
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	2,560	2,674,767
Missouri Housing Development Commission, RB, S/F Housing
(FHLMC, FNMA, GNMA), 2.35%, 11/01/46	770	643,143
(FHLMC, FNMA, GNMA), 2.40%, 11/01/51	795	643,828
Series A, (FHLMC, FNMA, GNMA), 3.50%, 05/01/52	4,625	4,725,599

		16,050,593

Nebraska — 1.0%
Central Plains Energy Project, Refunding RB 5.25%, 09/01/37	1,610	1,614,310
5.00%, 09/01/42	2,815	2,821,953
Nebraska Investment Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.00%, 03/01/52	1,270	1,265,832

		5,702,095

Security	Par (000)	Value

New Hampshire (a) — 0.8%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	$3,055	$2,949,343
Series C, AMT, 4.88%, 11/01/42	1,585	1,572,818

		4,522,161

New Jersey — 17.1%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	3,280	3,399,940
5.25%, 11/01/44	2,980	3,066,080
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	3,350	3,393,168
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37 (d)(e)	3,680	73,600
New Jersey Economic Development Authority, ARB, Series B, AMT, 5.63%, 11/15/30	2,035	2,096,050
New Jersey Economic Development Authority, RB
4.00%, 11/01/38	1,030	1,035,877
4.00%, 11/01/39	825	826,435
5.00%, 06/15/49	4,650	4,943,220
Series EEE, 5.00%, 06/15/48	7,320	7,750,592
AMT, 5.38%, 01/01/43	2,285	2,335,937
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	2,905	3,013,969
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	7,691	8,009,747
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	9,070	9,089,038
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	2,455	2,416,982
Series C, AMT, Subordinate, 5.00%, 12/01/52	2,485	2,575,598
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/44	3,765	3,814,941
Series AA, 4.00%, 06/15/50	3,170	3,101,335
Series BB, 5.00%, 06/15/50	9,645	10,268,260
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	1,470	1,501,892
Series E, 5.00%, 01/01/45	5,095	5,365,025
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	1,070	1,127,804
Sub-Series B, 5.00%, 06/01/46	14,320	14,628,940

		93,834,430

New Mexico — 0.5%
New Mexico Mortgage Finance Authority, RB, S/F Housing
Class A, (FHLMC, FNMA, GNMA), 3.00%, 03/01/53	955	948,999
Series C, (FHLMC, FNMA, GNMA), 4.25%, 03/01/53 .	1,525	1,621,670

		2,570,669

New York — 14.5%
City of New York, GO, Series C, 5.00%, 08/01/43	2,255	2,527,706
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	4,640	4,810,928
Series B, 5.25%, 11/15/39	1,650	1,705,283
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	3,210	3,326,956
Series C-1, 5.00%, 11/15/50	1,040	1,094,031
Series C-1, 5.25%, 11/15/55	1,545	1,642,919

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46	$1,055	$976,833
Series A, 4.00%, 07/01/50	2,155	2,137,823
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55.	2,135	1,739,722
Series F-1, (FHA), 2.40%, 11/01/46	5,110	3,913,074
Series F-1, (FHA), 2.50%, 11/01/51	3,520	2,637,747
New York City Industrial Development Agency, Refunding RB
Series A, Class A, (AGM), 3.00%, 01/01/37	435	390,867
Series A, Class A, (AGM), 3.00%, 01/01/39	435	381,185
Series A, Class A, (AGM), 3.00%, 01/01/40	305	264,191
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/42	1,285	1,287,866
Series C, Subordinate, 4.00%, 05/01/45	2,190	2,205,310
Series F-1, Subordinate, 4.00%, 02/01/51	800	801,187
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	875	898,052
New York Counties Tobacco Trust II, RB, 5.75%, 06/01/43	825	826,631
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41 (a)	3,300	3,313,890
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/45	9,395	9,452,225
New York Liberty Development Corp., Refunding RB
Series 1, Class 1, 5.00%, 11/15/44 (a)	7,830	7,854,343
Series 2, Class 2, 5.15%, 11/15/34 (a)	660	670,660
Series 2, Class 2, 5.38%, 11/15/40 (a)	1,655	1,687,560
Series A, 2.88%, 11/15/46	6,725	5,315,938
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	3,535	3,921,952
New York State Urban Development Corp., RB, Series A, 3.00%, 03/15/50	2,595	2,177,906
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	1,165	1,183,790
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	715	742,613
AMT, 5.00%, 10/01/40	2,020	2,076,968
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	1,725	1,917,493
Series A, 4.00%, 11/15/54	1,985	1,987,833
Series A, 5.00%, 11/15/56	1,785	1,960,050
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	1,584	1,625,976

		79,457,508

North Carolina — 1.6%
County of Union North Carolina Enterprise System Revenue, RB, 3.00%, 06/01/51	4,150	3,687,292
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.75%, 07/01/52	1,260	1,295,127
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/40	235	218,221
Series A, 5.00%, 10/01/40	350	369,675
Series A, 4.00%, 10/01/45	215	193,085
Series A, 5.00%, 10/01/45	620	649,313

Security	Par (000)	Value

North Carolina (continued)
North Carolina Medical Care Commission, RB (continued)
Series A, 4.00%, 10/01/50	$260	$229,054
Series A, 5.00%, 10/01/50	700	730,943
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	1,080	1,325,130

		8,697,840

North Dakota — 0.4%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	1,885	1,999,657

Ohio — 4.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	580	582,077
Series A-2, Class 1, 4.00%, 06/01/38	580	579,941
Series A-2, Class 1, 4.00%, 06/01/39	580	578,626
Series A-2, Class 1, 4.00%, 06/01/48	1,525	1,470,257
Series B-2, Class 2, 5.00%, 06/01/55	6,570	6,546,348
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	800	856,330
Series A, 4.00%, 12/01/44	1,015	1,018,324
County of Hamilton Ohio, Refunding RB 4.00%, 08/15/50	1,200	1,196,767
Series A, 3.75%, 08/15/50	2,110	2,014,227
County of Montgomery Ohio, Refunding RB, 4.00%, 08/01/46	1,830	1,830,234
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49 (a)	780	768,612
Ohio Housing Finance Agency, Refunding RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.25%, 09/01/52	3,310	3,341,107
Ohio State University, RB, Series A, 4.00%, 12/01/48 (a)	710	725,845
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,585	1,613,931

		23,122,626

Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	2,350	2,190,693
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	4,065	3,955,034
Series C, 4.00%, 01/01/42	3,845	3,771,541

		9,917,268

Oregon — 1.3%
Medford Hospital Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/50	3,390	3,339,899
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	3,630	3,915,786

		7,255,685

Pennsylvania — 4.0%
Allentown Neighborhood Improvement Zone
Development Authority, RB (a)
Subordinate, 5.00%, 05/01/28	220	229,765
Subordinate, 5.13%, 05/01/32	470	496,369
Subordinate, 5.38%, 05/01/42	870	910,531
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 05/01/52	4,240	4,134,123
Series A, 5.00%, 09/01/43	2,505	2,692,311

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Montgomery County Higher Education and Health Authority, Refunding RB (continued)
Series A, 4.00%, 09/01/49	$1,135	$1,137,941
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	1,660	1,713,141
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	4,665	4,669,026
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 2022, 4.25%, 10/01/52	2,260	2,368,270
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,248,471
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	1,350	1,350,061

		21,950,009

Puerto Rico — 5.4%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	1,365	1,384,705
5.63%, 05/15/43	1,360	1,382,171
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	4,044	4,028,879
Series A-1, Restructured, 5.00%, 07/01/58	14,252	14,354,372
Series A-2, Restructured, 4.33%, 07/01/40	1,950	1,930,432
Series A-2, Restructured, 4.78%, 07/01/58	3,325	3,315,790
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46 (c)	10,165	2,937,512

		29,333,861

Rhode Island — 3.5%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22 (b)	3,135	3,142,217
Rhode Island Housing and Mortgage Finance Corp., RB, S/F Housing, Series 76-A, 3.00%, 10/01/51	2,410	2,387,430
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	3,060	3,152,452
Series B, 4.50%, 06/01/45	4,490	4,495,361
Series B, 5.00%, 06/01/50	5,765	5,887,120

		19,064,580

South Carolina — 6.3%
South Carolina Jobs-Economic Development Authority, RB, COP
5.00%, 04/01/44	160	160,876
4.00%, 04/01/49	150	120,476
5.00%, 04/01/49	480	480,078
4.00%, 04/01/54	370	289,779
5.00%, 04/01/54	875	869,670
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/36	5,115	5,402,381
Series A, 5.00%, 05/01/48	6,075	6,427,150
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	12,065	12,496,215
South Carolina Public Service Authority, Refunding RB Series A, 5.00%, 12/01/50	2,805	2,892,665

Security	Par (000)	Value

South Carolina (continued)
South Carolina Public Service Authority, Refunding RB (continued) Series E, 5.25%, 12/01/55	$3,335	$3,480,376
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series A, 4.00%, 01/01/52	1,735	1,794,774

		34,414,440

Tennessee — 1.4%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	315	307,392
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/49	2,925	3,105,294
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	1,350	1,427,216
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	1,925	2,048,929
Tennessee Housing Development Agency, Refunding RB, S/F Housing, Series 1, 3.75%, 07/01/52	960	981,633

		7,870,464

Texas — 12.3%
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	4,370	4,234,460
Central Texas Regional Mobility Authority, Refunding RB, Sub Lien, 5.00%, 01/01/23 (b)	700	710,836
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/39	385	400,688
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	2,295	2,513,112
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	470	470,368
Harris County Cultural Education Facilities Finance Corp., RB (b)
Series B, 7.00%, 01/01/23	500	511,970
Series B, 7.00%, 01/01/43	380	388,956
Harris County-Houston Sports Authority, Refunding RB (c)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24 (b)	6,000	2,671,392
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/37	10,120	4,324,033
Harris County-Houston Sports Authority, Refunding RB, CAB (c)
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/35	5,000	2,646,100
Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/38	12,580	5,356,199
Midland County Fresh Water Supply District No.1, RB, CAB (c)
Series A, 0.00%, 09/15/40	9,780	4,216,618
Series A, 0.00%, 09/15/41	5,420	2,212,791
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 04/01/25 (b)	355	384,713
Port Authority of Houston of Harris County Texas, ARB, 4.00%, 10/01/46	1,910	1,929,979
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	5,500	5,506,186
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	2,555	2,803,865

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., RB
4.00%, 10/01/47	$210	$208,170
Series B, 5.00%, 07/01/48	9,025	9,528,451
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	2,310	2,420,397
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	13,925	14,165,276

		67,604,560

Utah — 1.1%
County of Utah, RB
Series A, 4.00%, 05/15/43	440	447,812
Series A, 3.00%, 05/15/50	1,985	1,637,165
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	1,830	1,914,484
Series A, AMT, 5.00%, 07/01/48	1,735	1,819,836

		5,819,297

Virginia — 1.4%
Front Royal & Warren County Industrial Development Authority, RB, 4.00%, 01/01/50	1,465	1,471,801
Hampton Roads Transportation Accountability Commission, RB
Series A, 4.00%, 07/01/52	2,940	2,968,103
Series A, Senior Lien, 4.00%, 07/01/55	3,410	3,426,242

		7,866,146

Washington — 1.8%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	2,980	3,124,208
Series C, AMT, 5.00%, 04/01/40	1,475	1,531,935
Washington Health Care Facilities Authority, RB, Series A, Catholic Health Services, 5.75%, 01/01/23 (b)	4,420	4,504,245
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	685	667,591

		9,827,979

Wyoming — 0.3%
Wyoming Community Development Authority, RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 06/01/52	1,780	1,831,150

Total Municipal Bonds — 137.1% (Cost: $766,796,660)		752,187,487

Municipal Bonds Transferred to Tender Option Bond Trusts (g)

California — 1.1%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42 (h)	6,196	6,251,458

Colorado — 0.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48 (h)	4,475	4,838,577

District of Columbia — 0.7%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	3,639	3,604,492

Security	Par (000)	Value

Georgia — 3.5%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	$7,220	$7,075,044
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	2,898	2,895,095
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52	8,582	9,190,272

		19,160,411

Illinois — 0.5%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27 (b)	5	5,485
Series C, 4.00%, 02/15/41	2,800	2,835,617

		2,841,102

Massachusetts — 2.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	4,153	4,210,563
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	9,088	9,576,573

		13,787,136

Nebraska — 0.8%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53	4,109	4,421,153

New York — 10.1%
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	2,655	2,644,243
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	12,063	12,182,967
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	5,807	5,753,610
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/46	13,155	13,229,396
Series A, 4.00%, 03/15/49	15,985	15,963,862
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,070	5,335,731

		55,109,809

North Carolina — 1.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25 (b)	4,960	5,439,029

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	4,652	5,059,995

Texas — 2.0%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	6,003	6,011,824
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23 (b)	4,900	4,993,370

		11,005,194

Virginia — 3.2%
Fairfax County Economic Development Authority, Refunding RB, 4.00%, 05/15/42	3,532	3,582,451
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60 (h)	4,346	4,349,954
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	9,687	9,694,921

		17,627,326

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	$ 5,575	$5,576,832

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 28.2% (Cost: $159,706,023)		154,722,514

Total Long-Term Investments — 165.3% (Cost: $926,502,683)		906,910,001

Shares

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96% (i)(j)	6,371,281	$6,373,192

Total Short-Term Securities — 1.1% (Cost: $6,372,555)		6,373,192

Total Investments — 166.4% (Cost: $932,875,238)		913,283,193

Other Assets Less Liabilities — 1.3%		6,544,753

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.3)%		(100,336,851)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (49.4)%.		(270,800,000)

Net Assets Applicable to Common Shares — 100.0%		$548,691,095

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to July 1, 2028, is $10,864,043. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$12,488,798	$—	$(6,118,886) (a)	$3,891	$(611)	$6,373,192	6,371,281	$12,534	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note.	248	09/21/22	$30,016	$(358,554)
U.S. Long Bond	349	09/21/22	50,027	(1,427,413)
5-Year U.S. Treasury Note	191	09/30/22	21,725	(184,106)

				$(1,970,073)

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust (BFK)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$1,970,073	$—	$1,970,073

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,831,873	$—	$2,831,873

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(5,232,840)	$—	$(5,232,840)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$101,767,476
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$752,187,487	$—	$752,187,487
Municipal Bonds Transferred to Tender Option Bond Trusts	—	154,722,514	—	154,722,514
Short-Term Securities
Money Market Funds	6,373,192	—	—	6,373,192

	$6,373,192	$906,910,001	$—	$913,283,193
Derivative Financial Instruments (a)
Liabilities
Interest Rate Contracts	$(1,970,073)	$—	$—	$(1,970,073)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust (BFK)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(100,175,045)	$—	$(100,175,045)
VMTP Shares at Liquidation Value	—	(270,800,000)	—	(270,800,000)

	$—	$(370,975,045)	$—	$(370,975,045)

See notes to financial statements.

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.1%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$570	$596,771
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	1,090	1,143,028
Series D, Sub Lien, 6.00%, 10/01/42	2,875	3,128,704
Series D, Sub Lien, 7.00%, 10/01/51	1,545	1,697,030
Health Care Authority of the City of Huntsville, RB Series B1, 4.00%, 06/01/45	315	313,138
Series B1, (AGM), 3.00%, 06/01/50	865	728,854
Opelika Utilities Board, Refunding RB, 4.00%, 06/01/41	960	975,519

		8,583,044

Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Series A, Class 1, 4.00%, 06/01/50	1,890	1,793,274

Arizona — 2.7%
Arizona Industrial Development Authority, RB 4.38%, 07/01/39 (a)	575	548,299
Series A, 5.00%, 07/01/39 (a)	480	483,743
Series A, (BAM), 4.00%, 06/01/44	425	403,482
Series A, 5.00%, 07/01/49 (a)	550	550,741
Series A, 5.00%, 07/01/54 (a)	425	425,195
Arizona Industrial Development Authority, Refunding RB (a) Series A, 5.50%, 07/01/52	130	132,953
Series G, 5.00%, 07/01/47	435	439,430
Glendale Industrial Development Authority, RB 5.00%, 05/15/41	65	65,462
5.00%, 05/15/56	575	561,775
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46 (a)	2,120	2,139,381
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/34 (a)	400	405,076
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52 (a)	260	258,241
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39 (a)	215	220,387
5.00%, 07/01/54 (a)	490	494,702
Series A, 4.13%, 09/01/38	775	790,417
Maricopa County Pollution Control Corp., Refunding RB, Series B, 3.60%, 04/01/40	1,400	1,353,299
Salt Verde Financial Corp., RB 5.00%, 12/01/32	3,500	3,891,590
5.00%, 12/01/37	6,845	7,589,161

		20,753,334

Arkansas — 1.2%
Arkansas Development Finance Authority, RB 5.00%, 12/01/47	385	411,903
Series A, AMT, 4.50%, 09/01/49(a)	4,925	4,779,619
City of Benton Arkansas, RB, (AGM), 4.00%, 06/01/39	505	510,201
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, Subordinate, 4.00%, 10/01/40	840	842,025

Security	Par (000)	Value

Arkansas (continued)
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	$1,835	$1,836,767
Pulaski County Public Facilities Board, RB, 5.00%, 12/01/42	465	480,883

		8,861,398

California — 10.3%
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/23 (b)	1,320	1,361,165
Series A, 4.00%, 04/01/45	1,030	1,015,003
Series A, 4.00%, 08/15/48	6,335	6,351,642
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	800	825,944
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	185	189,898
Series A, 5.25%, 08/15/49	460	471,549
California Municipal Finance Authority, Refunding RB, Series A, 5.00%, 02/01/42	285	302,314
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45 (a)	1,755	1,759,070
California State Public Works Board, RB 4.00%, 11/01/41	1,230	1,264,430
Series F, 5.25%, 09/01/33	1,230	1,275,847
Series I, 5.50%, 11/01/30	2,500	2,615,530
Series I, 5.00%, 11/01/38	955	984,568
California Statewide Communities Development Authority, Refunding RB
4.00%, 03/01/42	1,000	1,004,661
4.00%, 03/01/48	1,345	1,301,135
Carlsbad Unified School District, Refunding GO, Series B, 6.00%, 05/01/34 (c)	1,000	1,071,830
City of Los Angeles Department of Airports, ARB, Series A, AMT, 4.00%, 05/15/49	5,750	5,731,042
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.00%, 05/15/45.	245	271,065
Series A, AMT, 5.00%, 05/15/38	210	234,184
Series A, AMT, 5.00%, 05/15/39	225	249,077
Series A, AMT, 5.00%, 05/15/46	585	646,520
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57 (a)	655	497,508
CSCDA Community Improvement Authority, RB, M/F Housing (a)
4.00%, 10/01/56	305	278,999
4.00%, 12/01/56	440	352,880
Series A, Class 2, 4.00%, 06/01/58	1,860	1,600,197
Senior Lien, 3.13%, 06/01/57	1,595	1,157,208
Series A, Class 2, Senior Lien, 4.00%, 12/01/58	945	771,873
Hartnell Community College District, GO, CAB, Series D, 7.00%, 08/01/34 (c)	1,650	2,031,602
Kern Community College District, GO, Series C, 5.50%, 11/01/23 (b)	2,445	2,557,421
Norwalk-La Mirada Unified School District, Refunding GO, CAB, Series E, Election 2002, (AGC), 0.00%, 08/01/38 (d)	8,000	4,204,424
Palomar Community College District, GO, CAB
Series B, 0.00%, 08/01/30 (d)	1,500	1,212,421
Series B, Convertible, 6.20%, 08/01/39 (c)	2,605	2,789,353

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23 (b)	$5,005	$5,149,875
Series J, 5.25%, 05/15/38	1,420	1,457,389
Riverside County Public Financing Authority, RB, 5.25%, 11/01/25 (b)	2,500	2,781,220
Riverside County Redevelopment Successor Agency, Refunding TA, Series A, (BAM), 4.00%, 10/01/39	1,550	1,558,468
San Diego Community College District, GO, CAB, 6.00%, 08/01/27 (b)(c)	2,800	3,360,860
San Diego County Regional Airport Authority, ARB Series B, AMT, 5.00%, 07/01/47	1,405	1,476,163
Series B, AMT, Subordinate, 4.00%, 07/01/56	1,595	1,546,635
San Diego Unified School District, GO, CAB (d) Series A, 0.00%, 07/01/29	5,315	4,504,649
Series A, 0.00%, 07/01/29 (e)	685	576,895
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB Series A, AMT, 5.50%, 05/01/28	1,085	1,111,592
Series A, AMT, 5.25%, 05/01/33	850	868,992
Series A, AMT, 5.00%, 05/01/44	1,090	1,117,683
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series A, AMT, 4.00%, 05/01/52	1,705	1,675,045
State of California, Refunding GO 5.00%, 02/01/38	3,000	3,048,672
3.00%, 12/01/46	1,395	1,225,330
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23 (b)	440	463,381
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	920	971,452

		79,274,661

Colorado — 3.1%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	1,260	1,458,600
City & County of Denver Colorado Airport System Revenue, ARB Series B, 5.25%, 11/15/32	3,250	3,379,188
Series A, AMT, 5.50%, 11/15/28	1,000	1,041,196
Series A, AMT, 5.50%, 11/15/30	340	353,856
Series A, AMT, 5.50%, 11/15/31	405	421,412
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	4,755	5,407,362
City & County of Denver Colorado, RB, CAB (d) Series A-2, 0.00%, 08/01/37	1,490	814,163
Series A-2, 0.00%, 08/01/38	915	477,112
Colorado Educational & Cultural Facilities Authority, RB (NPFGC), 5.50%, 07/01/40	2,510	2,516,022
5.00%, 03/01/50 (a)	360	364,872
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59 (a)	1,690	1,654,829
Colorado Health Facilities Authority, Refunding RB Series A, 4.00%, 08/01/44	1,285	1,259,297
Series A, 3.25%, 08/01/49	1,415	1,143,539

Security	Par (000)	Value

Colorado (continued)
Colorado Housing and Finance Authority, Refunding RB, S/F Housing, Series B, (GNMA), 3.25%, 05/01/52.	$1,595	$1,607,734
Denver International Business Center Metropolitan District No.1, GO, Series A, 4.00%, 12/01/48	555	551,688
State of Colorado, COP, BAB, Series O, 4.00%, 03/15/44	930	945,170

		23,396,040

Connecticut — 0.9%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series A-1, 3.50%, 11/15/51	1,290	1,309,039
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series I-1, 5.00%, 07/01/42.	590	630,142
State of Connecticut Special Tax Revenue, RB Series A, 4.00%, 05/01/36	240	250,944
Series A, 4.00%, 05/01/39	150	153,907
State of Connecticut, GO Series A, 4.00%, 01/15/38	2,260	2,333,219
Series A, 5.00%, 04/15/38	985	1,095,150
State of Connecticut, Refunding GO, Series E, 5.00%, 09/15/37	970	1,087,536

		6,859,937

Delaware — 0.7%
County of Kent Delaware, RB Series A, 5.00%, 07/01/40	330	340,577
Series A, 5.00%, 07/01/48	900	910,421
Delaware State Health Facilities Authority, RB 5.00%, 06/01/43	820	872,690
5.00%, 06/01/48	1,395	1,490,340
Delaware Transportation Authority, RB, 5.00%, 06/01/55	1,790	1,862,445

		5,476,473

District of Columbia — 3.7%
District of Columbia, Refunding RB 5.00%, 04/01/35	315	341,389
Catholic Health Services, 5.00%, 10/01/48	1,695	1,793,437
District of Columbia, TA, 5.13%, 06/01/41	1,520	1,523,677
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB Series A, AMT, 4.00%, 10/01/37	955	974,859
Series A, AMT, 4.00%, 10/01/38	955	969,953
Series A, AMT, 4.00%, 10/01/40	1,150	1,156,372
Series A, AMT, 4.00%, 10/01/41	2,470	2,466,298
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	1,255	1,180,497
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB (d) Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/34	10,170	6,541,232
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/35	13,485	8,244,486
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	3,000	3,262,371

		28,454,571

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida — 6.9%
Broward County Florida Water & Sewer Utility
Revenue, RB, Series A, 4.00%, 10/01/47	$585	$588,236
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	140	153,458
Series A-1, 5.00%, 10/01/33	155	168,733
Series A-1, 5.00%, 10/01/34	155	167,865
Series A-1, 5.00%, 10/01/35	50	53,863
Capital Trust Agency, Inc., RB
Series A, 5.00%, 06/01/45 (a)	480	444,539
Series A, 5.00%, 12/15/49	160	162,513
Series A, 5.00%, 12/15/54	140	141,566
Series A, 5.50%, 06/01/57 (a)	170	161,113
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	2,760	2,977,041
City of Tampa Florida, RB, CAB (d)
Series A, 0.00%, 09/01/49	285	81,330
Series A, 0.00%, 09/01/53	300	71,512
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,755	1,818,605
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	2,845	2,935,161
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	1,070	1,028,755
County of Lee Florida Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/46	3,515	3,878,226
County of Miami-Dade Florida Aviation Revenue, Refunding RB
Series A, 4.00%, 10/01/37	235	238,518
Series A, 4.00%, 10/01/38	235	237,728
Series A, 4.00%, 10/01/39	175	177,050
County of Miami-Dade Seaport Department, ARB (b)
Series A, 5.38%, 10/01/23	1,015	1,058,334
Series A, 6.00%, 10/01/23	5,215	5,475,067
Series B, AMT, 6.00%, 10/01/23	4,750	4,977,845
Series B, AMT, 6.25%, 10/01/23	460	483,253
County of Osceola Florida Transportation Revenue, Refunding RB, CAB (d)
Series A-2, 0.00%, 10/01/41	275	104,224
Series A-2, 0.00%, 10/01/42	370	132,957
Series A-2, 0.00%, 10/01/43	335	113,909
Series A-2, 0.00%, 10/01/44	345	110,750
Series A-2, 0.00%, 10/01/45	285	86,485
Series A-2, 0.00%, 10/01/46	625	179,773
Series A-2, 0.00%, 10/01/47	605	164,388
Series A-2, 0.00%, 10/01/48	430	110,174
Series A-2, 0.00%, 10/01/49	355	86,018
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50 (a)	430	348,576
Esplanade Lake Club Community Development
District, SAB, Series A-1, 4.13%, 11/01/50	615	546,578
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	155	162,661
Series A, 5.00%, 06/15/50	520	537,904
Series A, 5.00%, 06/15/55	310	319,441
AMT, 5.00%, 05/01/29 (a)	270	266,526
Series A, AMT, 5.00%, 08/01/29 (a)(f)	105	105,000
Florida Development Finance Corp., Refunding RB (a)
6.50%, 06/30/57	925	944,941
Series C, 5.00%, 09/15/50	270	262,658

Security	Par (000)	Value

Florida (continued)
Florida Housing Finance Corp., RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52	$3,515	$3,553,145
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/23 (b)	1,735	1,807,794
Lee County Housing Finance Authority, RB, S/F
Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	40	40,094
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	3,465	3,639,889
Miami-Dade County Seaport Department, Refunding RB, Series A-1, AMT, (AGM), 4.00%, 10/01/45	2,180	2,145,192
Orange County Health Facilities Authority, Refunding RB, 5.00%, 08/01/41	1,305	1,377,643
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 11/15/42	210	224,926
Palm Beach County Health Facilities Authority,
Refunding RB, 4.00%, 08/15/49	1,185	1,148,631
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23 (b)	1,785	1,839,469
Sarasota County Florida Utility System Revenue, RB, Series A, 5.00%, 10/01/50	465	510,953
Southern Groves Community Development District No.5, Refunding SAB, 4.00%, 05/01/43	220	199,782
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35 (g)(h)	800	506,893
Trout Creek Community Development District, SAB
4.00%, 05/01/40	635	565,922
4.00%, 05/01/51	1,055	869,847
Volusia County Educational Facility Authority,
Refunding RB, 5.00%, 10/15/49	1,265	1,358,360
Westside Community Development District, SAB, 4.00%, 05/01/50	815	697,434

		52,549,248

Georgia — 2.8%
Development Authority for Fulton County, RB, 4.00%, 06/15/49	470	481,983
East Point Business & Industrial Development
Authority, RB, Series A, 5.25%, 06/15/62 (a)	535	546,557
Georgia Housing & Finance Authority, RB, S/F Housing
Series A, 3.95%, 12/01/43	120	122,327
Series A, 4.00%, 12/01/48	170	172,966
Series B, 2.50%, 06/01/50	520	400,140
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series A, 4.00%, 06/01/49	1,645	1,747,824
Griffin-Spalding County Hospital Authority, RB, 4.00%, 04/01/42	2,310	2,283,765
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	360	392,231
Series A, 5.00%, 05/15/36	1,860	2,013,643
Series A, 5.00%, 05/15/37	400	434,668
Series A, 5.00%, 05/15/38	1,265	1,380,582
Series A, 5.00%, 05/15/43	330	342,343
Series A, 5.00%, 05/15/49	4,575	4,980,661
Municipal Electric Authority of Georgia, RB
5.00%, 01/01/48	835	887,360
4.00%, 01/01/49	2,105	2,007,972
5.00%, 01/01/56	350	369,893
4.00%, 01/01/59	1,335	1,270,809

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Municipal Electric Authority of Georgia, Refunding RB
Sub-Series A, 4.00%, 01/01/49	$700	$680,406
Series A, Subordinate, 4.00%, 01/01/51	615	591,869

		21,107,999

Hawaii — 0.4%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	1,500	1,551,792
State of Hawaii Airports System Revenue, ARB COP
AMT, 5.25%, 08/01/25	425	437,793
AMT, 5.25%, 08/01/26	460	473,530
State of Hawaii Department of Budget & Finance,
Refunding RB, 5.25%, 11/15/37	400	403,228

		2,866,343

Idaho — 0.5%
Idaho Health Facilities Authority, RB
4.00%, 12/01/43	670	670,443
Series 2017, 5.00%, 12/01/46	540	571,862
Series A, 5.00%, 03/01/39	500	514,941
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	2,000	2,004,650

		3,761,896

Illinois — 10.1%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/37	985	1,041,853
Series A, 5.00%, 12/01/38	610	642,859
Series A, 5.00%, 12/01/39	730	768,801
Series A, 5.00%, 12/01/42	1,480	1,480,647
Series A, 5.00%, 12/01/47	480	506,017
Series C, 5.25%, 12/01/35	2,655	2,722,461
Series D, 5.00%, 12/01/46	3,480	3,539,977
Series H, 5.00%, 12/01/36	585	607,992
Series H, 5.00%, 12/01/46	240	245,358
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,120	1,184,362
Series C, 5.00%, 12/01/27	500	543,870
Series C, 5.00%, 12/01/30	605	651,511
Series C, 5.00%, 12/01/34	475	497,743
Series D, 5.00%, 12/01/25	435	459,998
Series F, 5.00%, 12/01/23	310	318,125
Series F, 5.00%, 12/01/24	340	354,143
Series G, 5.00%, 12/01/34	315	330,082
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/41	1,870	1,915,379
Chicago Midway International Airport, Refunding RB,
Series A, Senior Lien, 4.00%, 01/01/36	675	690,027
Chicago O’Hare International Airport, ARB, Series D,
AMT, Senior Lien, 5.00%, 01/01/42	430	449,426
Chicago O’Hare International Airport, Refunding RB,
Series B, AMT, 4.00%, 01/01/29	1,600	1,601,202
City of Chicago Illinois Wastewater Transmission
Revenue, RB, 2nd Lien, 5.00%, 01/01/42	2,530	2,534,407
City of Chicago Illinois Waterworks Revenue,
Refunding RB, 2nd Lien, 5.00%, 11/01/42	1,000	1,002,726
Cook County Community College District No.508, GO
5.50%, 12/01/38	3,075	3,182,825
5.25%, 12/01/43	2,935	2,982,896
County of Will Illinois, GO, 5.00%, 11/15/25 (b)	600	661,705

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/37	$820	$825,684
Series A, 5.00%, 02/15/47	240	232,656
Series A, 5.00%, 02/15/50	130	124,412
Illinois Finance Authority, Refunding RB
4.00%, 03/01/35	1,290	1,311,564
Series A, 5.00%, 11/15/45	1,205	1,244,134
Series C, 5.00%, 02/15/41	555	591,441
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	2,980	3,195,153
Series A, 5.00%, 01/01/45	930	1,030,903
Series A, 4.00%, 01/01/46	1,585	1,588,038
Series A, 5.00%, 01/01/46	4,125	4,614,497
Series C, 5.00%, 01/01/37	2,000	2,116,164
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	2,370	2,448,618
Metropolitan Pier & Exposition Authority, Refunding RB, CAB (d)
Series B, (AGM), 0.00%, 06/15/43	3,765	1,525,435
Series B, (AGM), 0.00%, 06/15/47	22,775	7,559,660
State of Illinois, GO
5.25%, 02/01/31	1,485	1,544,850
5.25%, 02/01/32	2,365	2,459,193
5.50%, 07/01/33	3,000	3,081,699
5.50%, 07/01/38	695	712,492
5.00%, 02/01/39	1,910	1,940,325
5.50%, 05/01/39	795	879,516
Series A, 5.00%, 04/01/38	4,545	4,616,997
Series D, 5.00%, 11/01/28	900	977,983
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	90	98,488
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,225	1,254,622
Upper Illinois River Valley Development Authority,
Refunding RB, 5.00%, 01/01/55 (a)	390	352,819

		77,243,735

Indiana — 1.2%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	975	1,034,859
AMT, 7.00%, 01/01/44	2,355	2,491,048
Indiana Finance Authority, RB (b)
Series A, AMT, 5.00%, 07/01/23	2,870	2,942,384
Series A, AMT, 5.25%, 07/01/23	500	513,948
Indiana Housing & Community Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA,
GNMA), 3.00%, 07/01/52	780	772,024
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,520	1,539,751

		9,294,014

Iowa — 0.3%
Iowa Finance Authority, RB, Series A, 5.00%, 05/15/48	1,900	1,862,030
Iowa Student Loan Liquidity Corp., Refunding RB,
Series B, AMT, 3.00%, 12/01/39	310	272,772

		2,134,802

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kansas — 0.2%
Ellis County Unified School District No.489 Hays,
Refunding GO, Series B, (AGM), 4.00%, 09/01/52 (i)	$705	$695,863
Seward County Unified School District No.480 Liberal, Refunding GO, 5.00%, 09/01/39	720	722,325

		1,418,188

Kentucky — 1.2%
County of Boyle Kentucky, Refunding RB, 5.00%, 06/01/37	2,500	2,689,272
Kentucky Economic Development Finance Authority, RB (b)
Series A, 5.38%, 01/01/23	1,830	1,860,832
Series A, Catholic Health Services, 5.25%, 01/01/23	1,230	1,250,091
Kentucky Public Transportation Infrastructure Authority, RB, CAB (c)
Series C, Convertible, 6.45%, 07/01/23	500	546,384
Series C, Convertible, 6.60%, 07/01/23	830	905,288
Series C, Convertible, 6.75%, 07/01/43	1,770	1,934,357

		9,186,224

Louisiana — 0.6%
City of Alexandria Louisiana Utilities Revenue, RB,
5.00%, 05/01/24 (b)	860	909,302
Lake Charles Harbor & Terminal District, ARB,
Series B, AMT, (AGM), 5.50%, 01/01/29	1,500	1,568,823
Louisiana Public Facilities Authority, Refunding RB,
5.00%, 05/15/47	1,635	1,694,901
Tobacco Settlement Financing Corp., Refunding RB,
Series A, 5.25%, 05/15/35	605	620,748

		4,793,774

Maryland — 1.7%
Anne Arundel County Consolidated Special Taxing
District, ST
5.13%, 07/01/36	170	171,994
5.25%, 07/01/44	170	171,053
City of Baltimore Maryland, RB, Series A, 5.00%,
07/01/46	1,500	1,569,837
Howard County Housing Commission, RB, M/F
Housing, 5.00%, 12/01/42	1,430	1,519,441
Maryland Health & Higher Educational Facilities
Authority, RB
Series 2017, 5.00%, 12/01/46	305	326,669
Series A, 5.00%, 05/15/42	1,760	1,890,650
Series B, 4.00%, 04/15/45	795	791,579
Maryland Stadium Authority, RB, (NPFGC), 5.00%,
05/01/34	2,700	3,056,578
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	4,915	3,505,378

		13,003,179

Massachusetts — 2.6%
Massachusetts Development Finance Agency, RB
5.00%, 01/01/48	1,115	1,160,310
5.00%, 10/01/48	830	807,442
Series A, 5.25%, 01/01/42	1,110	1,166,479
Series A, 5.00%, 01/01/47	1,570	1,624,286
Massachusetts Development Finance Agency,
Refunding RB
4.00%, 07/01/39	1,140	1,102,868
5.00%, 04/15/40	400	407,771
5.00%, 09/01/43	750	787,455
Series A, 4.00%, 06/01/29 (b)	225	254,159

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency,
Refunding RB (continued)
Series A, 5.00%, 10/01/35	$500	$528,926
Series A, 5.00%, 01/01/40	435	456,817
Series A, 5.00%, 10/01/43	750	776,525
Series P, 5.45%, 05/15/59	2,010	2,341,694
Massachusetts Educational Financing Authority, RB
Series B, AMT, 2.63%, 07/01/36	90	81,718
AMT, Subordinate, 3.75%, 07/01/47	1,865	1,650,609
Massachusetts Educational Financing Authority,
Refunding RB
Series A, AMT, 3.63%, 07/01/32	405	411,678
Series B, AMT, 3.63%, 07/01/34	90	90,466
Massachusetts Housing Finance Agency, RB, M/F
Housing
Series A, 3.80%, 12/01/43	160	155,546
Series A, 3.85%, 06/01/46	205	197,388
Series A-1, (FHA), 3.10%, 06/01/60	1,110	883,129
Series C-1, 3.15%, 12/01/49	400	337,039
Series C-1, 3.25%, 12/01/54	1,475	1,239,320
Series D-1, 2.55%, 12/01/50	420	327,546
Massachusetts Port Authority, ARB, Series E, AMT,
5.00%, 07/01/51	3,100	3,370,999

		20,160,170

Michigan — 2.2%
City of Detroit Michigan Water Supply System
Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	5	5,015
Eastern Michigan University, RB, Series A, 4.00%, 03/01/47	1,170	1,166,497
Michigan Finance Authority, RB, Series S, 5.00%, 11/01/44	1,555	1,633,972
Michigan Finance Authority, Refunding RB
5.00%, 11/15/41	5,560	5,801,877
4.00%, 11/15/46	570	559,635
Series A, 4.00%, 12/01/49	590	584,024
Michigan State Hospital Finance Authority, Refunding
RB, 5.00%, 11/15/47	215	231,561
Michigan State Housing Development Authority, RB,
M/F Housing
Series A, 3.80%, 10/01/38	1,690	1,692,025
Series A, 4.15%, 10/01/53	940	942,229
Series A, 2.70%, 10/01/56	2,655	1,936,477
Michigan State University, Refunding RB, Series B,
5.00%, 02/15/48	730	798,734
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,795	1,809,999

		17,162,045

Minnesota — 2.3%
City of Maple Grove Minnesota, Refunding RB, 4.00%,
05/01/37	880	861,111
City of Minneapolis Minnesota, Refunding RB,
Series A, 5.00%, 11/15/49	560	590,584
City of Otsego Minnesota, Refunding RB, Series A,
5.00%, 09/01/44	425	416,412
City of Spring Lake Park Minnesota, RB, 5.00%,
06/15/39	1,080	1,079,050
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	3,800	3,723,415
Series A, 5.25%, 02/15/53	1,500	1,585,719

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota (continued)
Duluth Economic Development Authority, Refunding RB (continued) Series A, 5.25%, 02/15/58	$520	$548,560
Housing & Redevelopment Authority of The City of St Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	575	558,465
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, Sub Series D, AMT, 5.00%, 01/01/41	290	306,925
Minnesota Higher Education Facilities Authority, RB, Series 8-K, 4.00%, 03/01/43	385	382,393
Minnesota Housing Finance Agency, RB Series A, (FHLMC, FNMA, GNMA), 2.75%, 07/01/42	935	786,705
Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	1,735	1,721,614
Series C, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52	4,890	4,966,812

		17,527,765

Mississippi — 1.0%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	3,595	3,787,232
Mississippi State University Educational Building Corp., Refunding RB, 5.25%, 08/01/23 (b)	2,000	2,072,398
State of Mississippi, RB
Series A, 5.00%, 10/15/37	330	361,081
Series A, 4.00%, 10/15/38	1,650	1,663,017

		7,883,728

Missouri — 2.5%
Health & Educational Facilities Authority of the State of Missouri, RB
4.13%, 02/15/43	300	300,025
4.00%, 06/01/53	2,075	2,016,960
Series A, 5.00%, 10/01/23 (b)	500	518,453
Series A, 5.00%, 06/01/42	540	580,567
Series C-2, 5.00%, 10/01/34	1,000	1,034,202
Health & Educational Facilities Authority of the State of
Missouri, Refunding RB
5.50%, 05/01/43	305	312,887
Series A, 4.00%, 07/01/46	1,670	1,668,497
Kansas City Industrial Development Authority, ARB
AMT, (AGM), 4.00%, 03/01/57	615	599,946
Class B, AMT, 5.00%, 03/01/54	3,530	3,688,254
Missouri Housing Development Commission, RB, S/F
Housing
(FHLMC, FNMA, GNMA), 2.35%, 11/01/46	1,065	889,542
(FHLMC, FNMA, GNMA), 2.40%, 11/01/51	1,115	902,978
Series A, (FHLMC, FNMA, GNMA), 3.50%,
05/01/52	6,380	6,518,771

		19,031,082

Montana — 0.0%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	65	65,652
Series B-2, 3.60%, 12/01/47	105	107,076

		172,728

Nebraska — 0.4%
Central Plains Energy Project, Refunding RB
5.25%, 09/01/37	575	576,539

Security	Par (000)	Value

Nebraska (continued)
Central Plains Energy Project, Refunding RB (continued) 5.00%, 09/01/42	$600	$601,482
Douglas County Hospital Authority No.3, Refunding RB, 5.00%, 11/01/45	400	414,348
Nebraska Investment Finance Authority, RB, S/F
Housing, Series A, (FHLMC, FNMA, GNMA), 3.00%, 03/01/52	1,755	1,749,240

		3,341,609

Nevada — 1.4%
City of Carson City Nevada, Refunding RB, 5.00%, 09/01/42	650	680,606
City of Las Vegas Nevada Special Improvement District No.809, SAB, 5.65%, 06/01/23	80	81,157
City of Reno Nevada, Refunding RB
Series A-1, (AGM), 4.00%, 06/01/43	1,570	1,580,406
Series A-1, (AGM), 4.00%, 06/01/46	1,250	1,252,101
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 4.25%, 07/01/36	1,000	1,025,105
County of Clark Nevada, GO
Series A, 5.00%, 06/01/36	1,205	1,354,729
Series A, 5.00%, 06/01/37	3,000	3,345,537
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	285	298,577
5.00%, 07/01/45	350	361,599
5.00%, 07/01/51	380	388,514

		10,368,331

New Hampshire — 0.6%
New Hampshire Business Finance Authority, Refunding RB (a)
Series A, 3.63%, 07/01/43 (f)	130	113,167
Series B, 4.63%, 11/01/42	2,095	2,022,545
Series B, AMT, 3.75%, 07/01/45 (f)	395	344,711
Series C, AMT, 4.88%, 11/01/42	1,140	1,131,238
New Hampshire Housing Finance Authority, RB, M/F
Housing, Series 1, (FHA), 4.00%, 07/01/52	800	776,392

		4,388,053

New Jersey — 13.0%
Casino Reinvestment Development Authority, Inc.,
Refunding RB
5.25%, 11/01/39	1,265	1,311,257
5.25%, 11/01/44	1,885	1,939,450
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	1,195	1,210,399
New Jersey Economic Development Authority, ARB
AMT, 5.13%, 09/15/23	1,300	1,314,131
Series B, AMT, 5.63%, 11/15/30	660	679,800
New Jersey Economic Development Authority, RB
5.00%, 06/15/36	460	499,774
4.00%, 11/01/38	370	372,111
4.00%, 11/01/39	295	295,513
5.00%, 06/15/49	1,670	1,775,307
Series A, 5.00%, 06/15/47	2,500	2,625,388
Series B, 4.50%, 06/15/40	1,270	1,296,875
Series EEE, 5.00%, 06/15/43	160	169,423
Series EEE, 5.00%, 06/15/48	2,705	2,864,119
Series LLL, 5.00%, 06/15/34	365	399,557
Series UU, 5.00%, 06/15/24 (b)	80	84,652
Series UU, 5.00%, 06/15/40	345	353,629

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, RB (continued)
Series WW, 5.00%, 06/15/36	$210	$219,439
AMT, (AGM), 5.00%, 01/01/31	790	817,678
AMT, (AGM), 5.13%, 07/01/42	200	205,888
AMT, 5.38%, 01/01/43	3,000	3,066,876
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,060	1,099,762
New Jersey Economic Development Authority, Refunding SAB
6.50%, 04/01/28	4,807	5,006,092
5.75%, 04/01/31	2,675	2,598,444
New Jersey Educational Facilities Authority, Refunding RB, Series A, 5.00%, 07/01/42	1,450	1,520,010
New Jersey Health Care Facilities Financing Authority, RB
4.00%, 07/01/47	300	297,503
4.00%, 07/01/51	12,565	12,591,374
New Jersey Health Care Facilities Financing Authority, Refunding RB, 5.00%, 10/01/37	685	731,326
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	680	666,364
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	3,390	3,337,503
Series C, AMT, Subordinate, 5.00%, 12/01/52	3,425	3,549,869
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series A, AMT, 3.80%, 10/01/32	1,130	1,147,543
New Jersey Transportation Trust Fund Authority, RB
Series AA, 4.13%, 06/15/39	1,040	1,050,224
Series AA, 5.50%, 06/15/39	3,510	3,592,334
Series AA, 5.00%, 06/15/44	645	656,876
Series AA, 5.00%, 06/15/45	1,325	1,380,521
Series AA, 5.00%, 06/15/46	400	411,075
Series AA, 3.00%, 06/15/50	130	104,597
Series AA, 4.00%, 06/15/50	2,085	2,039,837
Series BB, 5.00%, 06/15/50	3,220	3,428,076
Series S, 5.25%, 06/15/43	2,810	3,031,984
Series S, 5.00%, 06/15/46	2,070	2,190,184
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35 (d)	1,000	589,606
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	510	511,438
Series A, 5.00%, 12/15/32	1,600	1,747,318
Series A, 5.00%, 12/15/36	720	776,838
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	845	863,332
Series A, 4.00%, 01/01/48	270	272,477
Series E, 5.00%, 01/01/45	4,450	4,685,841
South Jersey Port Corp., ARB, Series B, AMT, 5.00%, 01/01/35	625	656,149
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	275	262,602
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,340	1,445,409
Series A, 4.00%, 06/01/37	500	496,274

Security	Par (000)	Value

New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued)
Series A, 5.25%, 06/01/46	$4,955	$5,222,684
Sub-Series B, 5.00%, 06/01/46	10,110	10,328,113

		99,790,845

New Mexico — 0.5%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	200	186,561
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 01/08/25 (b)	450	489,871
New Mexico Mortgage Finance Authority, RB, S/F Housing
Class A, (FHLMC, FNMA, GNMA), 3.00%, 03/01/53	1,315	1,306,738
Series C, (FHLMC, FNMA, GNMA), 4.25%, 03/01/53	2,110	2,243,753

		4,226,923

New York — 10.1%
City of New York, GO, Series C, 5.00%, 08/01/43	805	902,352
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	3,585	3,584,652
Metropolitan Transportation Authority, RB
Series A-1, 5.25%, 11/15/39	1,000	1,021,379
Series B, 5.25%, 11/15/38	2,970	3,079,409
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,950	2,021,048
Series C-1, 5.00%, 11/15/50	370	389,223
Series C-1, 5.25%, 11/15/55	1,040	1,105,913
Series C-1, 5.00%, 11/15/56	2,670	2,748,327
Series C-1, 5.25%, 11/15/56	10	10,550
Monroe County Industrial Development Corp.,
Refunding RB
4.00%, 12/01/46	1,000	925,908
Series A, 4.00%, 07/01/50	770	763,862
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	1,505	1,226,361
Series F-1, (FHA), 2.40%, 11/01/46	7,050	5,398,664
Series F-1, (FHA), 2.50%, 11/01/51	4,860	3,641,890
Series I-1, (FHA), 2.55%, 11/01/45	1,200	943,292
Series I-1, (FHA), 2.65%, 11/01/50	3,205	2,414,349
Series I-1, (FHA), 2.70%, 11/01/55	950	727,368
New York City Industrial Development Agency, Refunding RB
(AGM), 3.00%, 03/01/49	775	615,606
3.00%, 03/01/49	605	456,717
Series A, Class A, (AGM), 3.00%, 01/01/37	155	139,274
Series A, Class A, (AGM), 3.00%, 01/01/39	155	135,825
Series A, Class A, (AGM), 3.00%, 01/01/40	110	95,282
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/42	280	280,624
Series C, Subordinate, 4.00%, 05/01/45	1,615	1,626,290
Series F-1, Subordinate, 4.00%, 02/01/51	1,105	1,106,640
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	310	318,167
New York City Water & Sewer System, Refunding RB, Series CC, 5.00%, 06/15/47	1,000	1,027,336
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	1,400	1,400,034
Series A, 6.25%, 06/01/41 (a)	3,100	3,113,048

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/45	$500	$503,046
New York Liberty Development Corp., Refunding RB 3.13%, 09/15/50	5,005	4,327,453
Series 1, Class 1, 5.00%, 11/15/44 (a)	6,005	6,023,670
Series 2, Class 2, 5.15%, 11/15/34 (a)	420	426,783
Series 2, Class 2, 5.38%, 11/15/40 (a)	1,450	1,478,527
Series A, 2.88%, 11/15/46	9,305	7,355,361
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	670	667,285
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	1,305	1,447,849
New York State Housing Finance Agency, RB, M/F Housing, Series L-1, (SONYMA), 2.50%, 11/01/45	1,605	1,224,711
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 3.00%, 01/01/46	900	701,490
New York State Urban Development Corp., RB, Series A, 3.00%, 03/15/50	930	780,521
New York Transportation Development Corp., RB AMT, 5.00%, 10/01/35	640	664,717
AMT, 5.00%, 10/01/40	1,825	1,876,469
Port Authority of New York & New Jersey, ARB, 221st Series, AMT, 4.00%, 07/15/60	850	809,171
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 4.00%, 07/15/41	1,075	1,062,502
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 211, 3.75%, 10/01/43	1,190	1,135,516
Triborough Bridge & Tunnel Authority, RB Series A, 5.00%, 11/15/49	620	689,186
Series A, 4.00%, 11/15/54	710	711,013
Series A, 5.00%, 11/15/56	2,480	2,723,206
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	535	561,973
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	456	468,425
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	320	326,117
		77,184,381

North Carolina — 1.1%
County of Union North Carolina Enterprise System Revenue, RB, 3.00%, 06/01/51	5,740	5,100,013
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.75%, 07/01/52	1,735	1,783,370
North Carolina Medical Care Commission, RB 4.00%, 11/01/52	400	400,403
Series A, 4.00%, 10/01/50	115	101,312
Series A, 5.00%, 10/01/50	305	318,482
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	550	674,835
		8,378,415

North Dakota — 0.1%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	695	737,274

Ohio — 4.5%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	210	210,752
Series A-2, Class 1, 4.00%, 06/01/38	210	209,979
Series A-2, Class 1, 4.00%, 06/01/39	210	209,502

Security	Par (000)	Value

Ohio (continued)
Buckeye Tobacco Settlement Financing Authority, Refunding RB (continued)
Series A-2, Class 1, 3.00%, 06/01/48	$1,505	$1,206,491
Series A-2, Class 1, 4.00%, 06/01/48	550	530,257
Series B-2, Class 2, 5.00%, 06/01/55	10,545	10,507,038
City of Dayton Ohio Airport Revenue, Refunding RB, Series A, AMT, (AGM), 4.00%, 12/01/32	2,000	2,000,022
County of Franklin Ohio, RB Series 2017, 5.00%, 12/01/46	290	310,419
Series A, 4.00%, 12/01/44	365	366,195
County of Hamilton Ohio, Refunding RB 4.00%, 08/15/50	1,085	1,082,077
Series A, 3.75%, 08/15/50	755	720,731
County of Montgomery Ohio, Refunding RB 4.00%, 11/15/42	655	635,833
4.00%, 08/01/46	2,525	2,525,323
Northwest Local School District/Hamilton & Butler Counties, GO, 4.00%, 12/01/50	1,135	1,135,541
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49 (a)	1,235	1,216,969
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	55	55,825
Ohio Housing Finance Agency, Refunding RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.25%, 09/01/52	4,565	4,607,902
Ohio State University, RB, Series A, 4.00%, 12/01/48	965	986,536
Ohio Turnpike & Infrastructure Commission, Refunding RB, Series A-1, Junior Lien, 5.25%, 02/15/31	2,470	2,518,069
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,000	1,018,253
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	2,250	2,211,869
		34,265,583

Oklahoma — 0.8%
Oklahoma City Public Property Authority, Refunding RB, 5.00%, 10/01/39	720	778,517
Oklahoma Development Finance Authority, RB Series B, 5.25%, 08/15/48	1,460	1,361,027
Series B, 5.50%, 08/15/57	625	595,351
Oklahoma State University, RB, Series A, 4.00%, 09/01/46	500	503,599
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	1,780	1,731,847
Series C, 4.00%, 01/01/42	1,420	1,392,871
		6,363,212

Oregon — 1.0%
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38 (d)	510	264,007
Medford Hospital Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/50	1,210	1,192,117
Multnomah & Clackamas Counties School District No.10JT Gresham-Barlow, GO, CAB, Series A, (GTY), 0.00%, 06/15/38 (d)	530	284,755
Oregon Health & Science University, RB
Series A, 4.00%, 07/01/37	675	687,485
Series A, 5.00%, 07/01/42	600	649,315
Oregon State Facilities Authority, Refunding RB,
Series A, 5.00%, 04/01/45	1,475	1,533,494

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon (continued)
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	$1,290	$1,391,560
Salem-Keizer School District No.24J, GO, CAB, Series A, (GTY), 0.00%, 06/15/40 (d)	1,980	974,566
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43.	115	107,484
Warm Springs Reservation Confederated Tribe, Refunding RB, Series B, 5.00%, 11/01/39 (a)	650	727,171
		7,811,954

Pennsylvania — 6.3%
Altoona Area School District, GO, (BAM, SAW), 5.00%, 12/01/25 (b)	110	121,072
Bristol Township School District, GO, (SAW), 5.25%, 06/01/23 (b)	2,500	2,577,093
Bucks County Industrial Development Authority, RB, 4.00%, 08/15/50	1,305	1,244,855
Commonwealth Financing Authority, RB
5.00%, 06/01/33	335	369,328
5.00%, 06/01/34	750	820,814
(AGM), 4.00%, 06/01/39	1,365	1,369,717
County of Lehigh Pennsylvania, Refunding RB,
Series A, 4.00%, 07/01/49	420	408,397
Delaware River Port Authority, RB, 4.50%, 01/01/24 (b)	1,500	1,558,724
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/49	950	1,007,606
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/49	715	714,940
4.00%, 05/01/52	5,860	5,713,670
Series A, 5.00%, 09/01/43	905	972,671
Series A, 5.00%, 09/01/48	980	1,049,629
Series A, 4.00%, 09/01/49	1,380	1,383,576
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	470	463,460
AMT, 5.00%, 12/31/38	390	403,969
AMT, 5.00%, 06/30/42	2,455	2,533,592
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,905	1,946,198
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	100	77,934
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	1,680	1,681,450
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 125B, AMT, 3.65%, 10/01/42	1,000	938,706
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing
Series 2022, 4.25%, 10/01/52	3,125	3,274,709
Series 119, AMT, 3.50%, 10/01/36	1,030	998,413
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/44	1,380	1,439,856
Series C, 5.00%, 12/01/43	415	431,060
Sub-Series B-1, 5.25%, 06/01/47	1,170	1,241,115
Series A, Subordinate, 5.00%, 12/01/44	2,080	2,234,332
Series A, Subordinate, 4.00%, 12/01/49	1,075	1,010,528
Series B, Subordinate, 4.00%, 12/01/51	610	589,899
Pennsylvania Turnpike Commission, Refunding RB,
2nd Series, 5.00%, 12/01/41	1,250	1,358,949

Security	Par (000)	Value

Pennsylvania (continued)
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/45	$1,250	$1,308,866
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	1,870	1,870,084
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/40	865	970,024
(SAW), 5.00%, 03/01/43	590	655,807
Swarthmore Borough Authority, RB, 5.00%, 09/15/48	1,900	2,059,108
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	1,290	1,427,533
		48,227,684

Puerto Rico — 5.1%
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	1,200	1,219,562
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	9,061	9,027,121
Series A-1, Restructured, 5.00%, 07/01/58	17,440	17,565,272
Series A-2, Restructured, 4.33%, 07/01/40	2,508	2,482,832
Series A-2, Restructured, 4.78%, 07/01/58	2,097	2,091,191
Series B-1, Restructured, 4.75%, 07/01/53	425	422,610
Series B-2, Restructured, 4.78%, 07/01/58	412	408,433
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB (d)
Series A-1, Restructured, 0.00%, 07/01/46	18,474	5,338,672
Series A-1, Restructured, 0.00%, 07/01/51	1,442	309,818
		38,865,511

Rhode Island — 2.6%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22 (b)	1,135	1,137,613
Rhode Island Health and Educational Building Corp., Refunding RB, Series A, (AGM, GTD), 3.75%, 05/15/32	1,155	1,201,749
Rhode Island Housing and Mortgage Finance Corp., RB, M/F Housing, Series 3-B, (FHA), 4.13%, 10/01/49	480	462,760
Rhode Island Housing and Mortgage Finance Corp., RB, S/F Housing, Series 76-A, 3.00%, 10/01/51	3,330	3,298,814
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	760	679,804
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,000	1,030,213
Series A, 5.00%, 06/01/40	2,050	2,095,274
Series B, 4.50%, 06/01/45	5,215	5,221,227
Series B, 5.00%, 06/01/50	4,500	4,595,323
		19,722,777

South Carolina — 4.5%
Charleston County Airport District, ARB
Series A, AMT, 5.50%, 07/01/38	1,000	1,028,827
Series A, AMT, 6.00%, 07/01/38	1,695	1,751,479
Series A, AMT, 5.50%, 07/01/41	1,000	1,028,370
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	306,758
4.38%, 11/01/49	470	445,569
South Carolina Jobs-Economic Development Authority, RB (a)
5.00%, 01/01/40	485	469,379
5.00%, 01/01/55	845	771,394
South Carolina Jobs-Economic Development Authority, RB, COP
5.00%, 04/01/44	200	201,095

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, RB, COP (continued)
4.00%, 04/01/49	$200	$160,635
5.00%, 04/01/49	270	270,044
4.00%, 04/01/54	210	164,469
5.00%, 04/01/54	490	487,015
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/38	2,875	3,031,521
Series A, 5.00%, 05/01/43	1,680	1,786,576
Series A, 4.25%, 05/01/48	1,445	1,465,202
Series A, 5.00%, 05/01/48	3,030	3,205,640
South Carolina Ports Authority, ARB
AMT, 5.25%, 07/01/25 (b)	555	604,682
AMT, 5.00%, 07/01/55	710	746,104
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	4,450	4,609,047
Series E, 5.00%, 12/01/48	440	451,814
Series E, 5.50%, 12/01/53	2,500	2,571,395
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/36	175	185,939
Series A, 5.00%, 12/01/50	1,035	1,067,347
Series E, 5.25%, 12/01/55	4,685	4,889,224
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series A, 4.00%, 01/01/52	2,400	2,482,685
		34,182,210

South Dakota — 0.2%
City of Rapid City South Dakota Sales Tax Revenue, RB, 4.00%, 12/01/26 (b)	740	800,115
South Dakota Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 09/01/50	705	645,317
		1,445,432

Tennessee — 1.9%
Chattanooga Health Educational & Housing Facility Board, RB (b)
Series A, 5.25%, 01/01/23	1,950	1,979,698
Series A, Catholic Health Services, 5.25%, 01/01/23	1,700	1,726,459
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	115	112,223
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	890,605
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	375	374,293
Johnson City Health & Educational Facilities Board, RB, Series A, 5.00%, 08/15/42	800	801,122
Metropolitan Government Nashville & Davidson County
Health & Educational Facilities Board, RB, Series A,
5.00%, 07/01/40	1,530	1,617,511
Metropolitan Government Nashville & Davidson County
Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	230	214,245
Series A, 5.25%, 10/01/58	2,860	3,044,124

Security	Par (000)	Value

Tennessee (continued)
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/40	$2,500	$2,623,282
Tennessee Housing Development Agency, Refunding RB, S/F Housing, Series 1, 3.75%, 07/01/52	1,320	1,349,745
		14,733,307

Texas — 8.2%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	65	51,349
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	1,555	1,506,770
Central Texas Regional Mobility Authority, Refunding RB, Sub Lien, 5.00%, 01/01/23 (b)	430	436,656
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/39	440	457,930
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/37	1,500	1,513,455
City of Beaumont Texas, GO, 5.25%, 03/01/23 (b)	2,340	2,394,587
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	225	225,233
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	130	133,732
City of Houston Texas Airport System Revenue,
Refunding RB
Sub-Series D, 5.00%, 07/01/37	1,175	1,310,928
Series A, AMT, 5.00%, 07/01/27	125	129,215
Sub-Series A, AMT, 4.00%, 07/01/47	690	660,789
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	850	930,782
El Paso Independent School District GO, (PSF), 4.00%, 08/15/48	3,000	3,066,618
El Paso Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	890	914,014
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23 (b)	565	578,526
Harris County-Houston Sports Authority, Refunding RB, Series G, Senior Lien, (NPFGC), 0.00%, 11/15/41 (d)	11,690	4,156,356
Leander Independent School District, Refunding GO, CAB, Series D, (PSF-GTD), 0.00%, 08/15/24 (b)(d)	4,000	2,310,000
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	2,240	2,303,087
Midland County Fresh Water Supply District No.1, RB, CAB (d)
Series A, 0.00%, 09/15/38	10,760	5,034,615
Series A, 0.00%, 09/15/40	2,525	1,088,646
Series A, 0.00%, 09/15/41	1,395	569,528
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.00%, 04/01/25 (b)	145	157,136
Series A, 5.00%, 08/15/50 (a)	455	454,992
North Texas Tollway Authority, RB, CAB, Series B, 0.00%, 09/01/31 (b)(d)	2,415	1,203,201
North Texas Tollway Authority, Refunding RB 4.25%, 01/01/49	3,165	3,216,137
Series A, 5.00%, 01/01/48	1,060	1,134,048
Port Authority of Houston of Harris County Texas, ARB, 4.00%, 10/01/46	2,635	2,662,562
Red River Education Finance Corp., RB, 5.25%, 03/15/23 (b)	1,820	1,862,714

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	$5,150	$5,155,794
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	945	1,037,046
Tarrant County Cultural Education Facilities Finance Corp., RB
4.00%, 10/01/47	290	287,473
Series B, 5.00%, 07/01/35	1,500	1,660,530
Series B, 5.00%, 07/01/48	3,330	3,515,761
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	255	252,969
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 4.25%, 09/01/43	140	147,130
Series A, (GNMA), 3.63%, 09/01/44	410	409,987
Series A, (GNMA), 3.00%, 09/01/45	680	583,985
Series A, (GNMA), 3.75%, 09/01/49	225	225,127
Series A, (GNMA), 3.00%, 03/01/50	1,130	943,662
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	1,085	1,136,853
Texas Transportation Commission, RB, CAB (d)
0.00%, 08/01/35	270	152,195
0.00%, 08/01/36	145	77,501
0.00%, 08/01/37	195	98,613
0.00%, 08/01/38	200	95,857
0.00%, 08/01/39	1,000	454,398
0.00%, 08/01/43	795	285,880
0.00%, 08/01/44	870	295,408
0.00%, 08/01/45	1,135	364,468
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	5,020	5,106,620
		62,750,863

Utah — 0.5%
City of Salt Lake City Utah Airport Revenue, ARB,
Series A, AMT, 5.00%, 07/01/43	530	561,091
County of Utah, RB
Series A, 4.00%, 05/15/43	155	157,752
Series A, 3.00%, 05/15/50	710	585,585
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	665	695,701
Series A, AMT, 5.00%, 07/01/48	640	671,294
Utah Charter School Finance Authority, RB
(UT CSCE), 5.00%, 10/15/48	360	391,443
Series A, 5.00%, 06/15/39 (a)	200	200,746
Utah Charter School Finance Authority, Refunding RB
5.00%, 06/15/40 (a)	150	151,383
(UT CSCE), 4.00%, 04/15/42	400	402,295
5.00%, 06/15/55 (a)	385	374,671

		4,191,961

Vermont — 0.3%
University of Vermont and State Agricultural College, Refunding RB
4.00%, 10/01/37	500	506,269
5.00%, 10/01/43	1,470	1,604,132
Vermont Student Assistance Corp., RB, Series A, AMT, 4.13%, 06/15/30	285	293,193

		2,403,594

Security	Par (000)	Value

Virginia — 2.0%
Ballston Quarter Community Development Authority, TA, Series A, 5.38%, 03/01/36	$490	$407,831
Hampton Roads Transportation Accountability Commission, RB
Series A, 4.00%, 07/01/52	4,055	4,093,762
Series A, Senior Lien, 4.00%, 07/01/55	4,735	4,757,553
Henrico County Economic Development Authority, Refunding RB, 4.00%, 10/01/45	160	157,253
Virginia Beach Development Authority, Refunding RB
5.00%, 09/01/44	585	589,929
4.00%, 09/01/48	375	321,947
Virginia Housing Development Authority, RB, M/F Housing
Series 1, (FHLMC, FNMA, GNMA), 2.55%, 11/01/50	840	628,365
Series B, 4.00%, 06/01/53	385	375,137
Series D, 3.90%, 10/01/48	1,430	1,413,409
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	2,330	2,406,799

		15,151,985

Washington — 2.6%
King County Housing Authority, Refunding RB, 3.00%, 06/01/40	440	379,218
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,470	1,541,136
Series C, AMT, 5.00%, 04/01/40	930	965,898
Series C, AMT, Intermediate Lien, 5.00%, 05/01/37	1,450	1,563,669
State of Washington, COP
Series B, 5.00%, 07/01/36	1,000	1,126,735
Series B, 5.00%, 07/01/37	3,910	4,388,025
Series B, 5.00%, 07/01/38	650	726,477
State of Washington, GO, Series C, 5.00%, 02/01/36	1,300	1,469,819
Washington Health Care Facilities Authority, RB, Series A, Catholic Health Services, 5.75%, 01/01/23 (b)	2,820	2,873,749
Washington Health Care Facilities Authority, Refunding RB
5.00%, 09/01/55	285	300,642
Series A, 4.00%, 08/01/44	250	243,646
Washington State Convention Center Public Facilities District RB, 3.00%, 07/01/58	3,715	2,729,418
Washington State Housing Finance Commission, Refunding RB (a)
5.00%, 01/01/38	600	626,369
5.00%, 01/01/43	900	934,019

		19,868,820

West Virginia — 0.4%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	2,910	2,839,738

Wisconsin — 1.3%
Public Finance Authority, RB
Series A, 4.00%, 11/15/37	100	97,460
Series A, 5.00%, 07/15/39 (a)	100	104,831
Series A, 5.00%, 10/15/40 (a)	425	413,121
Series A, 5.00%, 11/15/41	270	289,913
Series A, 5.00%, 07/15/49 (a)	245	253,684
Series A, 5.00%, 10/15/50 (a)	540	506,080
Series A, 5.00%, 07/15/54 (a)	115	118,690
Series A, 5.00%, 07/01/55 (a)	300	287,479
Series A, 5.00%, 10/15/55 (a)	560	517,976

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB (continued)
Series A-1, 4.50%, 01/01/35 (a)	$230	$225,759
Series A-1, 5.00%, 01/01/55 (a)	305	286,578
Public Finance Authority, Refunding RB
5.00%, 09/01/49 (a)	165	147,332
5.00%, 09/01/54 (a)	130	113,779
Series A, 4.00%, 10/01/49	2,000	1,924,910
Series A, 5.00%, 11/15/49	335	347,227
AMT, 4.00%, 08/01/35	280	258,282
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/44	2,005	2,209,053
Wisconsin Housing & Economic Development
Authority, RB, M/F Housing
Series A, 3.15%, 11/01/44	480	419,303
Series A, 4.45%, 05/01/57	575	586,964
WPPI Energy, Refunding RB,Series A, 5.00%, 07/01/37	665	700,010
		9,808,431

Wyoming — 0.4%
Wyoming Community Development Authority, RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 06/01/52	2,460	2,530,690
Wyoming Municipal Power Agency, Inc., Refunding RB, Series A, (BAM), 5.00%, 01/01/27 (b)	330	373,978
		2,904,668

Total Municipal Bonds — 130.2% (Cost: $1,005,911,047)		996,703,213

Municipal Bonds Transferred to Tender Option Bond Trusts (j)

Arizona — 0.1%
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/41	915	923,723

California — 2.3%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42 (k)	3,896	3,930,427
Los Angeles Unified School District, GO, Series B-1, Election 2008, 5.25%, 07/01/42 (k)	1,451	1,619,863
Sacramento Area Flood Control Agency, Refunding SAB
5.00%, 10/01/47	8,384	9,041,344
Series A, 5.00%, 10/01/43	2,775	3,019,681
		17,611,315

Colorado — 1.7%
City & County of Denver Colorado Airport System
Revenue, Refunding ARB (k)
Series A, AMT, 5.25%, 12/01/43	1,901	2,066,358
Series A, AMT, 5.25%, 12/01/48	1,664	1,799,538
Colorado Health Facilities Authority, Refunding RB (k)
Series A, 5.00%, 08/01/44	1,950	2,086,406
Series A, 4.00%, 08/01/49	2,490	2,411,375
County of Adams Colorado, Refunding COP, 4.00%, 12/01/45	4,650	4,698,250
		13,061,927

Security	Par (000)	Value

Connecticut — 0.8%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	$5,687	$6,010,737

District of Columbia — 0.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	1,300	1,313,085
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	1,299	1,286,569
		2,599,654

Florida — 1.4%
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	1,290	1,367,178
City of Tampa Florida, RB, Series A, 4.00%, 11/15/46	1,932	1,917,963
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	2,350	2,259,413
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45 (k)	1,771	1,690,978
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49 (k)	3,543	3,484,284
		10,719,816

Georgia — 2.4%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	3,647	3,574,048
Georgia Housing & Finance Authority, Refunding RB
Series A, 3.60%, 12/01/44	1,041	1,040,396
Series A, 3.70%, 06/01/49	1,005	973,216
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52 (f)(i)	11,928	12,773,192
		18,360,852

Idaho — 0.2%
Idaho State Building Authority, RB, Series A, 4.00%, 09/01/27 (b)	1,700	1,864,777

Illinois — 1.2%
City of Chicago IIllinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	480	481,009
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27 (b)	5	5,166
Series C, 4.00%, 02/15/41	2,033	2,059,461
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	825	884,708
Series B, 5.00%, 01/01/40	3,329	3,591,374
Series C, 5.00%, 01/01/38	2,252	2,377,698

		9,399,416

Iowa — 0.2%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,455	1,409,016

Louisiana — 1.0%
City of Shreveport Louisiana Water & Sewer Revenue, RB
Series B, Junior Lien, (AGM), 4.00%, 12/01/44	2,043	2,074,189
Series B, Junior Lien, (AGM), 4.00%, 12/01/49	4,105	4,166,968
State of Louisiana Gasoline & Fuels Tax Revenue,
Refunding RB, Series A, 1st Lien, 4.00%, 05/01/25 (b)	1,245	1,313,910
		7,555,067

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland — 1.6%
City of Baltimore Maryland, RB
Series A, 5.00%, 07/01/46	$1,499	$1,569,064
Series A, 4.00%, 07/01/49	3,122	3,153,496
Maryland Stadium Authority, RB
(NPFGC), 5.00%, 05/01/42	1,740	1,924,726
(NPFGC), 5.00%, 05/01/47	4,894	5,473,445

		12,120,731

Massachusetts — 0.9%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	1,502	1,522,587
Commonwealth of Massachusetts, GO, Series A,
5.00%, 01/01/46	1,982	2,171,343
Massachusetts Development Finance Agency,
Refunding RB, 5.00%, 07/01/47	3,359	3,539,855

		7,233,785

Michigan — 2.0%
Michigan Finance Authority, RB(k)
4.00%, 02/15/47	5,478	5,435,217
Series A, 4.00%, 02/15/44	1,912	1,902,044
Michigan State Building Authority, Refunding RB,
Series I, 5.00%, 10/15/45	5,670	5,985,408
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,337	2,296,993

		15,619,662

Nebraska — 0.8%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53 (f)	5,714	6,147,662

Nevada — 0.3%
County of Clark Nevada, GO, Series A, 5.00%, 05/01/48	2,261	2,434,914

New York — 6.9%
City of New York, GO
Series A-1, 4.00%, 08/01/50	10,000	10,025,243
Series D, 5.00%, 12/01/43 (k)	2,620	2,890,607
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	3,990	4,112,585
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	2,907	2,937,664
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/42 (k)	1,395	1,395,143
New York City Water & Sewer System, Refunding RB
Series BB, 4.00%, 06/15/47	3,660	3,662,908
Series CC, 5.00%, 06/15/23 (b)	2,821	2,902,085
Series CC, 5.00%, 06/15/47	3,181	3,272,839
New York Power Authority, Refunding RB, Series A,
4.00%, 11/15/60	947	943,518
New York State Dormitory Authority, Refunding RB,
Series D, 4.00%, 02/15/47	4,319	4,361,621
New York State Thruway Authority, Refunding RB,
Series B, Subordinate, 4.00%, 01/01/50	2,085	2,065,671
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/46	4,846	4,873,703

Security	Par (000)	Value

New York (continued)
New York State Urban Development Corp., RB (continued)
Series A, 4.00%, 03/15/49	$5,696	$5,688,243
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	3,210	3,378,244

		52,510,074

North Carolina — 0.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25 (b)	5,550	6,086,011
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48	181	168,248

		6,254,259

Pennsylvania — 2.6%
Commonwealth of Pennsylvania, GO (k)
1st Series, 4.00%, 03/01/36	1,559	1,618,102
1st Series, 4.00%, 03/01/38	3,650	3,777,381
County of Lehigh Pennsylvania, Refunding RB,
Series A, 4.00%, 07/01/49 (k)	2,996	2,912,956
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38 (k)	2,596	2,653,762
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	4,019	4,370,832
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B-2, (AGM), 5.00%, 06/01/35	1,640	1,814,635
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	2,533	2,718,072

		19,865,740

Rhode Island — 0.3%
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,982	1,987,010

South Carolina — 0.2%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49 (k)	1,665	1,599,644

Texas — 3.5%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	3,842	3,847,567
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23 (b)	4,560	4,646,891
County of Hidalgo Texas, GO, Series A, 4.00%, 08/15/43	2,297	2,303,594
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	1,859	2,042,466
Houston Community College System, GO, 4.00%, 02/15/43 (b)	4,395	4,458,021
Howe Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	1,095	1,111,712
San Antonio Water System, Refunding RB, Series C, Junior Lien, 5.00%, 05/15/46	1,515	1,634,060
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 05/15/23	4,455	4,608,147
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	1,027	1,027,018
Series A, (GNMA), 3.75%, 09/01/49	729	729,469

		26,408,945

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia — 2.2%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47 (k)	$2,320	$2,500,403
Fairfax County Economic Development Authority, Refunding RB, 4.00%, 05/15/42	4,868	4,937,715
Hampton Roads Transportation Accountability Commission, RB (k)
Series A, Senior Lien, 5.50%, 01/01/28 (b)	1,338	1,581,424
Series A, Senior Lien, 4.00%, 07/01/60	2,175	2,177,140
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	5,320	5,324,430

		16,521,112

Washington — 0.2%
Washington Health Care Facilities Authority, Refunding RB, Series B, 4.13%, 08/15/43	1,445	1,435,083

West Virginia — 0.2%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48 (k)	1,511	1,514,584

Wisconsin — 1.1%
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	2,059	2,059,742
4.00%, 12/15/49 (k)	2,140	2,050,795
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 4.10%, 11/01/43	1,342	1,364,292
Series A, 4.30%, 11/01/53	1,395	1,419,848
Series A, 4.45%, 05/01/57	1,678	1,705,365

		8,600,042

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.2% (Cost: $274,372,265)		269,769,547

Total Long-Term Investments — 165.4% (Cost: $1,280,283,312)		1,266,472,760

	Shares

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96% (l)(m)	2,927,268	2,928,146

Total Short-Term Securities — 0.4% (Cost: $2,927,308)		2,928,146

Total Investments — 165.8% (Cost: $1,283,210,620)		1,269,400,906

Other Assets Less Liabilities — 1.1%		8,660,906

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.5)%		(164,488,896)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (45.4)%		(347,800,000)

Net Assets Applicable to Common Shares — 100.0%		$765,772,916

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Zero-coupon bond.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	When-issued security.
(j)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2024 to July 15, 2042, is $30,113,937. See Note 4 of the Notes to Financial Statements for details.

(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Fund, Inc. (MHD)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$11,998,307	$—	$(9,072,980	) (a)	$2,350	$469	$2,928,146	2,927,268	$11,881	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	329	09/21/22	$39,819	$(495,419)
U.S. Long Bond	471	09/21/22	67,515	(1,901,548)
5-Year U.S. Treasury Note	292	09/30/22	33,213	(269,747)

				$(2,666,714)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$2,666,714	$—	$2,666,714

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,881,730	$—	$3,881,730

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(7,173,769)	$—	$(7,173,769)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$140,546,906
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Fund, Inc. (MHD)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$996,703,213	$—	$996,703,213
Municipal Bonds Transferred to Tender Option Bond Trusts	—	269,769,547	—	269,769,547
Short-Term Securities
Money Market Funds	2,928,146	—	—	2,928,146

	$2,928,146	$1,266,472,760	$—	$1,269,400,906

Derivative Financial Instruments (a)
Liabilities
Interest Rate Contracts	$(2,666,714)	$—	$—	$(2,666,714)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(164,221,770)	$—	$(164,221,770)
VMTP Shares at Liquidation Value	—	(347,800,000)	—	(347,800,000)

	$—	$(512,021,770)	$—	$(512,021,770)

See notes to financial statements.

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.7%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$805	$842,808
Series D, Sub Lien, 6.00%, 10/01/42	3,575	3,890,476

		4,733,284

Arizona — 0.8%
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	90	90,639
5.00%, 05/15/56	360	351,720
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46 (a)	1,685	1,700,404

		2,142,763

Arkansas — 0.9%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49 (a)	2,455	2,382,531

California — 6.3%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	920	1,162,334
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/23 (b)	890	917,756
Series A, 4.00%, 04/01/45	390	384,322
Series A, 4.00%, 08/15/48	3,030	3,037,960
California Municipal Finance Authority, ARB, AMT,
Senior Lien, 4.00%, 12/31/47	1,475	1,331,870
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	145	148,839
Series A, 5.25%, 08/15/49	370	379,289
California Municipal Finance Authority, Refunding RB, Series A, 5.00%, 02/01/42	225	238,669
California Pollution Control Financing Authority, RB,
Series A, AMT, 5.00%, 11/21/45 (a)	1,495	1,498,467
California State Public Works Board, RB
4.00%, 11/01/41	445	457,456
Series I, 5.00%, 11/01/38	775	798,995
City of Los Angeles Department of Airports, ARB,
Series A, AMT, 4.00%, 05/15/49	2,085	2,078,126
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, 5.00%, 05/15/38	290	323,397
Series A, AMT, 5.00%, 05/15/39	310	343,173
Series A, AMT, 5.00%, 05/15/46	1,160	1,281,988
San Diego County Regional Airport Authority, ARB,
Series B, AMT, Subordinate, 4.00%, 07/01/56	580	562,413
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series A, AMT, 4.00%, 05/01/52	615	604,195
San Marcos Unified School District, GO, CAB,
Series B, Election 2010, 0.00%, 08/01/42 (c)	2,000	940,526
State of California, Refunding GO, 3.00%, 12/01/46	500	439,187
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23 (b)	360	379,128

		17,308,090

Security	Par (000)	Value

Colorado — 2.7%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	$1,705	$1,973,740
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	1,745	1,984,405
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	1,765	1,729,697
Colorado Housing and Finance Authority, Refunding RB, S/F Housing, Series B, (GNMA), 3.25%, 05/01/52	580	584,631
State of Colorado, COP, BAB, Series O, 4.00%, 03/15/44	1,275	1,295,798

		7,568,271

Connecticut — 0.4%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series A-1, 3.50%, 11/15/51	470	476,937
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	330	345,048
Series A, 4.00%, 05/01/39	210	215,469

		1,037,454

Delaware — 0.4%
Delaware Transportation Authority, RB, 5.00%, 06/01/55	1,165	1,212,150

District of Columbia — 6.3%
District of Columbia, Refunding RB 5.00%, 04/01/35	435	471,442
Series A, 6.00%, 07/01/43 (b)	240	249,637
Catholic Health Services, 5.00%, 10/01/48	2,315	2,449,444
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 4.00%, 10/01/37	340	347,070
Series A, AMT, 4.00%, 10/01/38	340	345,323
Series A, AMT, 4.00%, 10/01/40	410	412,272
Series A, AMT, 4.00%, 10/01/41	885	883,673
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	765	719,586
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB (c)
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/33	6,590	4,445,087
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/34	4,830	3,106,603
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/35	6,515	3,983,154

		17,413,291

Florida — 5.8%
Broward County Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/47	210	211,162
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	195	213,746
Series A-1, 5.00%, 10/01/33	215	234,049
Series A-1, 5.00%, 10/01/34	215	232,846
Series A-1, 5.00%, 10/01/35	75	80,794
Celebration Pointe Community Development District, SAB (a) 5.00%, 05/01/32	450	461,783
5.00%, 05/01/48	1,120	1,129,435
Collier County Health Facilities Authority, RB, Series A, 5.00%, 05/01/48	1,190	1,265,886

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) July 31, 2022	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	$1,340	$1,388,564
County of Lee Florida Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/46	1,275	1,406,753
County of Miami-Dade Florida Aviation Revenue, Refunding RB
Series A, 4.00%, 10/01/37	325	329,865
Series A, 4.00%, 10/01/38	325	328,772
Series A, 4.00%, 10/01/39	240	242,812
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	215	225,626
Series A, 5.00%, 06/15/50	720	744,790
Series A, 5.00%, 06/15/55	435	448,248
Florida Housing Finance Corp., RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52	1,275	1,288,836
Palm Beach County Health Facilities Authority, RB, 5.00%, 11/15/45	3,150	3,310,467
Sarasota County Florida Utility System Revenue, RB, Series A, 5.00%, 10/01/50	650	714,236
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	1,750	1,879,154

		16,137,824

Georgia — 5.1%
Development Authority for Fulton County, Refunding RB, 4.00%, 03/15/44	5,000	4,944,960
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	720	554,040
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series A, 4.00%, 06/01/49	595	632,192
Glynn-Brunswick Memorial Hospital Authority, RB, 5.00%, 08/01/47	2,500	2,563,800
Main Street Natural Gas, Inc., RB Series A, 5.00%, 05/15/35	490	533,870
Series A, 5.00%, 05/15/36	490	530,476
Series A, 5.00%, 05/15/37	540	586,802
Series A, 5.00%, 05/15/38	295	321,954
Series A, 5.00%, 05/15/49	985	1,072,339
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	1,560	1,474,901
Municipal Electric Authority of Georgia, Refunding RB Sub-Series A, 4.00%, 01/01/49	610	592,925
Series A, Subordinate, 4.00%, 01/01/51	225	216,537

		14,024,796

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	745	788,958

Illinois — 11.0%
Chicago Board of Education, GO Series A, 5.00%, 12/01/42	540	540,236
Series C, 5.25%, 12/01/35	1,465	1,502,224
Series D, 5.00%, 12/01/46	1,915	1,948,042
Series H, 5.00%, 12/01/36	450	467,686
Chicago Board of Education, Refunding GO Series C, 5.00%, 12/01/25	1,460	1,543,901
Series F, 5.00%, 12/01/24	615	640,583
Series G, 5.00%, 12/01/34	450	471,546

Security	Par (000)	Value

Illinois (continued)
Chicago Midway International Airport, Refunding RB, Series A, Senior Lien, 4.00%, 01/01/36	$935	$955,815
City of Chicago Illinois Waterworks Revenue, Refunding RB 2nd Lien, (AGM), 5.25%, 11/01/33	260	260,547
2nd Lien, 5.00%, 11/01/42	915	917,494
Cook County Community College District No.508, GO, 5.50%, 12/01/38	805	833,227
Illinois Finance Authority, RB Series A, 5.00%, 02/15/47	235	227,809
Series A, 5.00%, 02/15/50	130	124,412
Illinois State Toll Highway Authority, RB Series A, 5.00%, 01/01/45	1,290	1,429,962
Series A, 4.00%, 01/01/46	575	576,102
Series A, 5.00%, 01/01/46	1,500	1,677,999
Series C, 5.00%, 01/01/37	2,800	2,962,630
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	870	898,860
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/43 (c)	5,175	2,096,713
State of Illinois, GO
5.00%, 02/01/39	1,540	1,564,451
Series A, 5.00%, 04/01/35	3,000	3,049,365
Series A, 5.00%, 04/01/38	3,490	3,545,285
University of Illinois, RB, Series A, 5.00%, 04/01/44	985	1,008,818
Village of Hodgkins Illinois, RB, AMT, 6.00%, 11/01/23	1,045	1,048,209

		30,291,916

Indiana — 2.5%
City of Valparaiso Indiana, RB AMT, 6.75%, 01/01/34	790	838,501
AMT, 7.00%, 01/01/44	1,905	2,015,052
Indiana Finance Authority, RB (b) Series A, AMT, 5.00%, 07/01/23	1,880	1,926,563
Series A, AMT, 5.25%, 07/01/23	405	416,298
Indiana Housing & Community Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	285	282,086
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,270	1,286,502

		6,765,002

Kansas — 0.1%
Ellis County Unified School District No.489 Hays, Refunding GO, Series B, (AGM), 4.00%, 09/01/52	260	256,630

Kentucky — 1.3%
Kentucky Economic Development Finance Authority, RB, Series A, Catholic Health Services, 5.25%, 01/01/23 (b)	995	1,011,252
Kentucky Economic Development Finance Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/45	1,235	1,374,981
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43 (d)	1,200	1,311,429

		3,697,662

Louisiana — 0.9%
Louisiana Public Facilities Authority, Refunding RB 4.00%, 12/15/27 (b)	60	66,636

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Louisiana Public Facilities Authority, Refunding RB (continued) 4.00%, 12/15/50	$1,940	$1,944,596
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	505	518,145

		2,529,377

Maryland — 0.6%
Maryland Health & Higher Educational Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	420	449,839
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	1,755	1,251,666

		1,701,505

Massachusetts — 1.5%
Massachusetts Development Finance Agency, Refunding RB (a)
4.00%, 10/01/32	215	223,754
4.13%, 10/01/42	470	482,517
Massachusetts Housing Finance Agency, RB, M/F Housing
Series C-1, 3.15%, 12/01/49	550	463,428
Series C-1, 3.25%, 12/01/54	2,030	1,705,640
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	1,110	1,207,035

		4,082,374

Michigan — 2.1%
Michigan Finance Authority, Refunding RB 5.00%, 12/01/48	2,000	2,150,762
Series A, 4.00%, 12/01/49	810	801,796
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.70%, 10/01/56	950	692,901
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	990	1,083,214
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,070	1,078,941

		5,807,614

Minnesota — 2.5%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,020	1,979,289
Series A, 5.25%, 02/15/53	2,045	2,161,863
Minnesota Housing Finance Agency, RB
Series A, (FHLMC, FNMA, GNMA), 2.75%, 07/01/42	340	286,075
Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	630	625,139
Series C, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52	1,775	1,802,882

		6,855,248

Mississippi — 2.2%
State of Mississippi, RB
Series A, 5.00%, 10/15/37	1,000	1,094,186
Series A, 4.00%, 10/15/38	5,000	5,039,445

		6,133,631

Missouri — 4.6%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	2,885	2,804,304

Security	Par (000)	Value

Missouri (continued)
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.50%, 05/01/43	$245	$251,335
5.00%, 09/01/48	2,610	2,759,864
Series A, 4.00%, 07/01/46	595	594,464
Series C, 5.00%, 11/15/47	2,570	2,701,705
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	1,280	1,337,384
Missouri Housing Development Commission, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.50%, 05/01/52	2,315	2,365,353

		12,814,409

Nebraska — 1.1%
Central Plains Energy Project, Refunding RB
5.25%, 09/01/37	825	827,209
5.00%, 09/01/42	1,445	1,448,569
Nebraska Investment Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.00%, 03/01/52	640	637,899

		2,913,677

New Hampshire (a) — 0.8%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	1,545	1,491,566
Series C, AMT, 4.88%, 11/01/42	805	798,813

		2,290,379

New Jersey — 16.8%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,675	1,736,250
5.25%, 11/01/44	1,525	1,569,051
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	1,655	1,676,326
New Jersey Economic Development Authority, RB 4.00%, 11/01/38	510	512,910
4.00%, 11/01/39	405	405,705
5.00%, 06/15/49	2,295	2,439,718
Series EEE, 5.00%, 06/15/48	3,690	3,907,061
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,425	1,478,453
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	2,240	2,175,894
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	4,545	4,554,540
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41.	1,230	1,210,952
Series C, AMT, Subordinate, 5.00%, 12/01/52	1,245	1,290,390
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/44	1,270	1,286,844
Series BB, 5.00%, 06/15/50	4,120	4,386,234
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	730	745,837
Series E, 5.00%, 01/01/45	2,615	2,753,590
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	525	553,362
Sub-Series B, 5.00%, 06/01/46	13,345	13,632,905

		46,316,022

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2022	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Mexico — 0.5%
New Mexico Mortgage Finance Authority, RB, S/F Housing
Class A, (FHLMC, FNMA, GNMA), 3.00%, 03/01/53	$480	$476,984
Series C, (FHLMC, FNMA, GNMA), 4.25%, 03/01/53	765	813,494

		1,290,478

New York — 12.4%
City of New York, GO, Series C, 5.00%, 08/01/43	1,115	1,249,841
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,960	1,959,810
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,585	1,642,749
Series C-1, 5.00%, 11/15/50	515	541,756
Series C-1, 5.25%, 11/15/55	760	808,167
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46	520	481,472
Series A, 4.00%, 07/01/50	1,065	1,056,511
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	1,055	859,675
Series F-1, (FHA), 2.40%, 11/01/46	2,530	1,937,393
Series F-1, (FHA), 2.50%, 11/01/51	1,745	1,307,633
New York City Industrial Development Agency, Refunding RB
Series A, Class A, (AGM), 3.00%, 01/01/37	215	193,187
Series A, Class A, (AGM), 3.00%, 01/01/39	215	188,402
Series A, Class A, (AGM), 3.00%, 01/01/40	150	129,930
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/42	525	526,171
Series C, Subordinate, 4.00%, 05/01/45	1,080	1,087,550
Series F-1, Subordinate, 4.00%, 02/01/51	400	400,594
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	430	441,328
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	1,895	1,895,046
Series A, 6.25%, 06/01/41 (a)	1,800	1,807,576
New York Liberty Development Corp., Refunding RB
3.13%, 09/15/50	1,815	1,569,296
Series 1, Class 1, 5.00%, 11/15/44 (a)	2,860	2,868,892
Series 2, Class 2, 5.15%, 11/15/34 (a)	340	345,491
Series 2, Class 2, 5.38%, 11/15/40 (a)	850	866,723
Series A, 2.88%, 11/15/46	3,365	2,659,945
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	1,780	1,974,844
New York State Urban Development Corp., RB, Series A, 3.00%, 03/15/50	1,285	1,078,462
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	350	363,517
AMT, 5.00%, 10/01/40	1,000	1,028,202
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	850	944,852
Series A, 4.00%, 11/15/54	985	986,406
Series A, 5.00%, 11/15/56	885	971,789

		34,173,210

Security	Par (000)	Value

North Carolina — 1.1%
County of Union North Carolina Enterprise System Revenue, RB, 3.00%, 06/01/51	$2,055	$1,825,876
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.75%, 07/01/52	630	647,564
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	530	650,295

		3,123,735

North Dakota — 0.4%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	950	1,007,785

Ohio — 3.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	285	286,021
Series A-2, Class 1, 4.00%, 06/01/38	285	284,971
Series A-2, Class 1, 4.00%, 06/01/39	285	284,324
Series A-2, Class 1, 4.00%, 06/01/48	755	727,898
Series B-2, Class 2, 5.00%, 06/01/55	2,680	2,670,352
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	400	428,165
Series A, 4.00%, 12/01/44	505	506,654
County of Hamilton Ohio, Refunding RB 4.00%, 08/15/50	590	588,410
Series A, 3.75%, 08/15/50	1,040	992,794
County of Montgomery Ohio, Refunding RB, 4.00%, 08/01/46	915	915,117
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49 (a)	230	226,642
Ohio Housing Finance Agency, Refunding RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.25%, 09/01/52	1,655	1,670,554
Ohio State University, RB, Series A, 4.00%, 12/01/48	330	337,365
State of Ohio, RB, AMT, 5.00%, 06/30/53	275	280,020

		10,199,287

Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/57	1,155	1,100,208
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	2,050	1,994,544
Series C, 4.00%, 01/01/42	1,950	1,912,745

		5,007,497

Oregon — 1.3%
Medford Hospital Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/50	1,680	1,655,171
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	1,795	1,936,319

		3,591,490

Pennsylvania — 4.9%
Allentown Neighborhood Improvement Zone
Development Authority, RB (a)
Subordinate, 5.00%, 05/01/28	160	167,102
Subordinate, 5.13%, 05/01/32	230	242,901
Subordinate, 5.38%, 05/01/42	435	455,266

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/49	$1,300	$1,378,829
Montgomery County Higher Education and Health Authority, Refunding RB 4.00%, 05/01/52	2,125	2,071,937
Series A, 5.00%, 09/01/43	1,220	1,311,226
Series A, 4.00%, 09/01/49	555	556,438
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	850	877,211
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,035	1,057,383
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	2,305	2,306,989
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 2022, 4.25%, 10/01/52	1,135	1,189,374
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,105	1,152,928
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	675	675,030

		13,442,614

Puerto Rico — 5.3%
Children’s Trust Fund, Refunding RB 5.50%, 05/15/39	675	684,744
5.63%, 05/15/43	690	701,248
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,843	1,836,109
Series A-1, Restructured, 5.00%, 07/01/58	6,807	6,855,895
Series A-2, Restructured, 4.33%, 07/01/40	85	84,147
Series A-2, Restructured, 4.78%, 07/01/58	2,941	2,932,854
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB (c)
Series A-1, Restructured, 0.00%, 07/01/46	3,564	1,029,935
Series A-1, Restructured, 0.00%, 07/01/51	1,971	423,475

		14,548,407

Rhode Island — 3.2%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22 (b)	1,535	1,538,534
Rhode Island Housing and Mortgage Finance Corp., RB, S/F Housing, Series 76-A, 3.00%, 10/01/51	1,210	1,198,668
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	820	844,775
Series B, 4.50%, 06/01/45	2,295	2,297,740
Series B, 5.00%, 06/01/50	2,945	3,007,384

		8,887,101

South Carolina — 6.5%
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/36	2,505	2,645,741
5.00%, 11/15/47	1,350	1,415,551
Series A, 5.00%, 05/01/48	3,060	3,237,379
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	6,180	6,400,879
South Carolina Public Service Authority, Refunding RB Series A, 5.00%, 12/01/50	1,430	1,474,692

Security	Par (000)	Value

South Carolina (continued)
South Carolina Public Service Authority, Refunding RB (continued)
Series E, 5.25%, 12/01/55	$1,735	$1,810,630
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series A, 4.00%, 01/01/52	870	899,973

		17,884,845

Tennessee — 1.7%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, Catholic Health Services, 5.25%, 01/01/23 (b)	995	1,010,486
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	160	156,135
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	690	729,466
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	955	1,016,482
Tennessee Housing Development Agency, RB, S/F Housing, Second Series, 5.00%, 01/01/53	1,285	1,383,209
Tennessee Housing Development Agency, Refunding RB, S/F Housing, Series 1, 3.75%, 07/01/52	485	495,929

		4,791,707

Texas — 8.5%
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	2,160	2,093,006
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	775	784,581
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	1,155	1,264,769
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	745	775,040
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	670	670,525
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23 (b)	455	465,892
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/38	925	987,016
Port Authority of Houston of Harris County Texas, ARB, 4.00%, 10/01/46	955	964,989
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	1,245	1,366,267
Tarrant County Cultural Education Facilities Finance Corp., RB 4.00%, 10/01/47	105	104,085
Series B, 5.00%, 07/01/48	4,545	4,798,538
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	1,000	1,021,686
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	1,140	1,194,482
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	6,900	7,019,060

		23,509,936

Utah — 1.1%
County of Utah, RB
Series A, 4.00%, 05/15/43	215	218,817
Series A, 3.00%, 05/15/50	985	812,397

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) July 31, 2022	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah (continued)
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	$915	$957,242
Series A, AMT, 5.00%, 07/01/48	875	917,785

		2,906,241

Virginia — 1.9%
Front Royal & Warren County Industrial Development Authority, RB, 4.00%, 01/01/50	1,160	1,165,385
Hampton Roads Transportation Accountability Commission, RB
Series A, 4.00%, 07/01/52	1,455	1,468,908
Series A, Senior Lien, 4.00%, 07/01/55	1,735	1,743,264
Lexington Industrial Development Authority, Refunding RB, Series A, 5.00%, 01/01/48	820	852,863

		5,230,420

Washington — 1.8%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,465	1,535,894
Series C, AMT, 5.00%, 04/01/40	755	784,143
Washington Health Care Facilities Authority, RB, Series A, Catholic Health Services, 5.75%, 01/01/23 (b)	2,290	2,333,648
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	340	331,359

		4,985,044

Wyoming — 0.3%
Wyoming Community Development Authority, RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 06/01/52	895	920,719

Total Municipal Bonds — 135.1%
(Cost: $378,597,051)		372,705,374

Municipal Bonds Transferred to Tender Option Bond Trusts (e)

California — 2.3%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42 (f)(g)	3,056	3,083,873
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	3,075	3,315,699

		6,399,572

Colorado — 0.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48 (f)(g)	2,252	2,435,525

District of Columbia — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53 (g)	1,798	1,781,403

Georgia — 2.9%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	1,821	1,785,008

Security	Par (000)	Value

Georgia (continued)
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	$1,442	$1,440,548
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52 (g)	4,379	4,693,529

		7,919,085

Illinois — 1.2%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27 (b)	6	6,306
Series C, 4.00%, 02/15/41	3,219	3,260,202

		3,266,508

Massachusetts — 2.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	2,043	2,070,718
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	4,574	4,819,892

		6,890,610

Nebraska — 0.8%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53 (g)	2,084	2,244,785

New York — 9.9%
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60 (g)	1,308	1,302,954
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47 (g)	5,955	6,014,446
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	2,880	2,853,301
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/46	6,617	6,654,189
Series A, 4.00%, 03/15/49	7,899	7,888,695
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,595	2,731,010

		27,444,595

North Carolina — 1.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25 (b)	2,550	2,796,275

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	2,340	2,545,092

Texas — 1.6%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	1,831	1,833,606
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23 (b)	2,520	2,568,019

		4,401,625

Virginia — 3.2%
Fairfax County Economic Development Authority, Refunding RB, 4.00%, 05/15/42	1,771	1,796,300

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60 (f)(g)	$2,145	$2,147,110
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	4,787	4,790,284

		8,733,694

Wisconsin — 2.1%

Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	2,833	2,833,391
4.00%, 12/15/49 (f)	2,940	2,817,448

		5,650,839

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.9% (Cost: $85,033,398)		82,509,608

Total Long-Term Investments — 165.0% (Cost: $463,630,449)		455,214,982

	Shares

Short-Term Securities

Money Market Funds — 3.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96% (h)(i)	10,137,105	10,140,146

Total Short-Term Securities — 3.7% (Cost: $10,136,917)		10,140,146

Total Investments — 168.7% (Cost: $473,767,366)		465,355,128

Other Assets Less Liabilities — 1.1%		3,370,130

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.1)%		(52,824,645)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (50.7)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$275,900,613

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to July 1, 2028, is $6,922,126. See Note 4 of the Notes to Financial Statements for details.

(g)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$14,235,220	$—	$(4,098,936) (a)	$2,057	$1,805	$10,140,146	10,137,105	$16,955	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) July 31, 2022	BlackRock MuniVest Fund II, Inc. (MVT)

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	129	09/21/22	$15,613	$(194,751)
U.S. Long Bond	185	09/21/22	26,519	(771,405)
5-Year U.S. Treasury Note	96	09/30/22	10,919	(95,786)

				$(1,061,942)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$1,061,942	$—	$1,061,942

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,486,258	$—	$1,486,258

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(2,756,825)	$—	$(2,756,825)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$53,050,875
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$372,705,374	$—	$372,705,374
Municipal Bonds Transferred to Tender Option Bond Trusts	—	82,509,608	—	82,509,608

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniVest Fund II, Inc. (MVT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$10,140,146	$—	$—	$10,140,146

	$10,140,146	$455,214,982	$—	$465,355,128

Derivative Financial Instruments (a)
Liabilities
Interest Rate Contracts	$(1,061,942)	$—	$—	$(1,061,942)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(52,739,780)	$—	$(52,739,780)
VMTP Shares at Liquidation Value	—	(140,000,000)	—	(140,000,000)

	$—	$(192,739,780)	$—	$(192,739,780)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments July 31, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.2%
City of Birmingham Alabama, GO, CAB, Series A-1, Convertible, 5.00%, 09/01/25 (a)(b)	$915	$1,003,700
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/34	240	261,697
Series A, 5.00%, 12/01/47	655	687,536
Southeast Energy Authority A Cooperative District, RB, Series B-1, 5.00%, 05/01/53 (b)	1,355	1,454,464

		3,407,397

Arizona — 3.4%
Arizona Industrial Development Authority, RB (c)
5.00%, 07/01/54	545	545,312
Series A, 5.00%, 07/01/39	480	483,742
Series A, 5.00%, 07/01/49	545	545,735
Series A, 5.00%, 07/01/54	420	420,192
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 5.00%, 07/01/49	2,005	2,123,618
City of Phoenix Civic Improvement Corp., Refunding RB, AMT, Senior Lien, 5.00%, 07/01/32	1,000	1,026,493
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	305	297,985
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/39 (c)	500	502,755
Industrial Development Authority of the County of Pima, Refunding RB (c)
5.00%, 06/15/49	485	482,990
5.00%, 06/15/52	470	466,820
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39 (c)	200	205,012
5.00%, 07/01/54 (c)	470	474,510
Series A, 5.00%, 09/01/36	575	626,639
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	1,120	1,241,762

		9,443,565

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49 (c)	1,375	1,334,411

California — 9.5%
California Community Housing Agency, RB, M/F Housing (c)
Series A, 5.00%, 04/01/49	205	183,916
Series A-2, 4.00%, 08/01/47	1,325	1,090,670
California Health Facilities Financing Authority, Refunding RB, Sub-Series A-2, 5.00%, 11/01/47	1,140	1,390,762
California Housing Finance Agency, RB, M/F Housing
Class A, 3.25%, 08/20/36	842	793,645
Series 2021-1, Class A, 3.50%, 11/20/35	804	783,550
City of Los Angeles Department of Airports, Refunding ARB, Series D, AMT, Subordinate, 4.00%, 05/15/51	2,220	2,230,065
CMFA Special Finance Agency XII, RB, M/F Housing,
Series A, 3.25%, 02/01/57 (c)	135	102,540
CSCDA Community Improvement Authority, RB, M/F
Housing (c)
5.00%, 09/01/37	105	97,523
4.00%, 10/01/56	155	141,786
4.00%, 12/01/56	200	160,400
3.00%, 03/01/57	420	313,616

Security	Par (000)	Value

California (continued)
CSCDA Community Improvement Authority, RB, M/F Housing (c) (continued)
Series A, Class 2, 4.00%, 06/01/58	$930	$800,099
Senior Lien, 3.13%, 06/01/57	525	380,899
Series A, Class 2, Senior Lien, 4.00%, 12/01/58	855	698,361
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66 (d)	3,725	473,179
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertiable, Election 2008, 6.25%, 08/01/28 (b)(e)	5,000	5,035,990
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/36	365	389,754
Series A, AMT, 5.00%, 03/01/37	400	425,524
Regents of the University of California Medical Center
Pooled Revenue, RB, Series P, 4.00%, 05/15/53	1,485	1,497,026
San Diego Community College District, GO, CAB (d)
Election 2006, 0.00%, 08/01/31	1,855	1,153,966
Election 2006, 0.00%, 08/01/32	2,320	1,355,376
San Diego County Regional Airport Authority, ARB,
Series B, AMT, Subordinate, 4.00%, 07/01/56	255	247,268
San Diego Unified School District, GO, CAB (d)
Series C, Election 2008, 0.00%, 07/01/38	1,400	795,841
Series G, Election 2008, 0.00%, 07/01/34 (a)	580	323,503
Series G, Election 2008, 0.00%, 07/01/35 (a)	615	323,050
Series G, Election 2008, 0.00%, 07/01/36 (a)	920	455,140
Series G, Election 2008, 0.00%, 07/01/37 (a)	615	286,647
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31 (d)	1,110	836,758
San Francisco City & County Airport Comm-San
Francisco International Airport, Refunding ARB,
Series A, AMT, 5.00%, 05/01/49	705	751,394
Yosemite Community College District, GO (d)
Series D, Election 2004, 0.00%, 08/01/36	2,000	1,214,392
Series D, Election 2004, 0.00%, 08/01/37	2,790	1,610,620

		26,343,260

Colorado — 2.3%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	820	932,500
City & County of Denver Colorado, COP, Series A, 4.00%, 06/01/48	1,165	1,175,681
Colorado Health Facilities Authority, RB, Series A, 4.00%, 11/15/46	945	934,931
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	940	921,198
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	2,500	2,555,342

		6,519,652

Connecticut — 1.0%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series E-1, (HUD SECT 8), 3.25%, 11/15/54	620	525,072
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series A-1, 3.80%, 11/15/39	55	55,809

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 07/01/41	$1,650	$1,524,488
State of Connecticut, GO, Series C, 5.00%, 06/15/32	545	622,399

		2,727,768

District of Columbia — 0.7%
District of Columbia, RB, Series A, 5.00%, 07/01/47	1,045	1,208,539
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	875	823,056

		2,031,595

Florida — 10.7%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	1,420	1,491,327
Capital Trust Agency, Inc., RB (c)
Series A, 5.00%, 06/01/55	480	421,782
Series A, 5.50%, 06/01/57	170	161,113
Series SE, 3.00%, 07/01/31	100	92,560
Series SE, 4.00%, 07/01/41	165	146,404
Series SE, 4.00%, 07/01/51	190	156,373
Series SE, 4.00%, 07/01/56	160	128,197
City of Tampa Florida, RB, CAB (d)
Series A, 0.00%, 09/01/49	525	149,819
Series A, 0.00%, 09/01/53	560	133,489
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 4.00%, 10/01/49	915	887,120
County of Broward Florida Port Facilities Revenue, ARB, AMT, 5.25%, 09/01/47	1,000	1,100,308
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT, 5.00%, 10/01/34	160	167,435
County of Miami-Dade Seaport Department, ARB (a)
Series A, 6.00%, 10/01/23	1,780	1,868,767
Series B, AMT, 6.00%, 10/01/23	580	608,923
Series B, AMT, 6.25%, 10/01/23	360	378,198
Series B, AMT, 6.00%, 10/01/30	570	597,180
County of Osceola Florida Transportation Revenue, Refunding RB, CAB (d)
Series A-2, 0.00%, 10/01/41	505	191,393
Series A-2, 0.00%, 10/01/42	675	242,557
Series A-2, 0.00%, 10/01/43	615	209,117
Series A-2, 0.00%, 10/01/44	625	200,634
Series A-2, 0.00%, 10/01/45	525	159,314
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/50	840	794,435
Florida Development Finance Corp., RB (c) AMT, 5.00%, 05/01/29	480	473,824
Series A, AMT, 5.00%, 08/01/29 (b)	185	185,000
Florida Development Finance Corp., Refunding RB (c) 6.50%, 06/30/57	340	347,330
Series C, 5.00%, 09/15/50	270	262,658
Greater Orlando Aviation Authority, ARB
Series A, AMT, 4.00%, 10/01/52	900	882,179
Sub-Series A, AMT, 5.00%, 10/01/37	660	700,580
Sub-Series A, AMT, 5.00%, 10/01/47	2,170	2,283,825
Sub-Series A, AMT, 5.00%, 10/01/52	1,330	1,393,192
Lakewood Ranch Stewardship District, SAB, S/F Housing
4.00%, 05/01/40	235	211,750
4.00%, 05/01/50	395	331,888

Security	Par (000)	Value

Florida (continued)
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	$2,635	$2,767,996
Miami-Dade County Seaport Department, Refunding RB, Series A-1, AMT, (AGM), 4.00%, 10/01/45	790	777,386
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	1,805	1,766,140
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	495	522,554
5.00%, 08/01/47	1,435	1,516,509
Orange County Housing Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.75%, 09/01/47	120	121,122
Palm Beach County Health Facilities Authority, RB,
Series B, 4.00%, 11/15/41	140	133,514
Putnam County Development Authority, Refunding RB, Series A, 5.00%, 03/15/42	1,560	1,721,786
Seminole Improvement District, RB, 5.30%, 10/01/37	150	154,177
State of Florida, GO, Series B, 4.00%, 07/01/39	1,840	1,917,595
Storey Creek Community Development District, SAB,
4.13%, 12/15/49	500	447,469
Village Community Development District No.14, SA,
5.50%, 05/01/53	545	566,384

		29,771,303

Georgia — 2.1%
Cobb County Kennestone Hospital Authority, RB, 4.00%, 04/01/52	425	415,720
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62 (c)	200	204,320
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	280	251,022
LaGrange-Troup County Hospital Authority, Refunding RB, 4.00%, 04/01/47	1,110	1,084,138
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/43	615	638,004
Series B, 5.00%, 12/01/52 (b)	1,860	1,993,643
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	470	452,987
5.00%, 01/01/56	645	681,660
Private Colleges & Universities Authority, RB, 5.00%, 04/01/33 (a)	120	126,511

		5,848,005

Hawaii — 0.4%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	1,150	1,189,707

Illinois — 9.4%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/37	985	1,041,853
Series A, 5.00%, 12/01/38	400	421,547
Series A, 5.00%, 12/01/39	1,090	1,147,936
Series A, 5.00%, 12/01/47	470	495,475
Chicago Board of Education, Refunding GO, Series A,
5.00%, 12/01/30	840	906,413
Chicago Board of Education, Refunding GO, CAB,
Series A, 0.00%, 12/01/25 (d)	225	204,189
Chicago Midway International Airport, Refunding ARB,
Series A, AMT, 2nd Lien, 5.00%, 01/01/34	505	523,937
Chicago O’Hare International Airport, ARB, Series D,
Senior Lien, 5.25%, 01/01/42	2,585	2,785,940

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Chicago O’Hare International Airport, Refunding ARB, Series C, AMT, Senior Lien, 5.38%, 01/01/39	$3,235	$3,256,545
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/52	705	766,609
Illinois Finance Authority, Refunding RB
Series C, 4.13%, 08/15/37	665	665,335
Series C, 5.00%, 08/15/44	305	314,615
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	240	248,294
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	670	692,225
Metropolitan Pier & Exposition Authority, RB, CAB, Series A, (NPFGC), 0.00%, 12/15/36 (d)	10,000	5,759,110
Metropolitan Pier & Exposition Authority, Refunding RB
4.00%, 06/15/50	515	485,342
Series B, (AGM), 0.00%, 06/15/44 (d)	2,980	1,147,288
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	2,000	2,470,694
State of Illinois, GO
5.25%, 02/01/32	870	904,650
5.50%, 07/01/33	710	729,335
5.25%, 02/01/34	600	623,332
5.50%, 07/01/38	390	399,816

		25,990,480

Indiana — 0.4%
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/23 (a)	1,215	1,246,892

Kentucky — 0.3%
City of Henderson Kentucky, RB, Series SE, Class A, AMT, 4.70%, 01/01/52 (c)	430	431,864
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52 (b)	530	538,517

		970,381

Louisiana — 1.9%
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/46	2,400	2,510,890
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,620	2,695,086

		5,205,976

Maine — 0.1%
Maine State Housing Authority, RB, S/F Housing, Series B, 3.35%, 11/15/44	175	158,223

Maryland — 0.9%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/46	955	999,463
City of Baltimore Maryland, Refunding TA, Series A, Senior Lien, 3.63%, 06/01/46 (c)	655	556,628
Maryland Economic Development Corp., RB 5.00%, 07/01/56	145	147,201
Class B, AMT, 5.25%, 06/30/55	800	860,540

		2,563,832

Massachusetts — 1.6%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	1,855	1,919,140
Massachusetts Development Finance Agency, Refunding RB, 4.00%, 07/01/41	815	821,397

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Educational Financing Authority, RB, Series C, AMT, Subordinate, 3.00%, 07/01/51	$515	$387,381
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A, 3.85%, 06/01/46	55	52,958
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	590	591,280
Massachusetts School Building Authority, RB, Sub-Series B, 4.00%, 02/15/43	670	672,988

		4,445,144

Michigan — 4.8%
Eastern Michigan University, RB, Series A, (AGM), 4.00%, 03/01/44	545	546,981
Michigan Finance Authority, RB, 4.00%, 02/15/50	1,885	1,861,409
Michigan Finance Authority, Refunding RB
4.00%, 11/15/46	1,050	1,030,907
Series A, 4.00%, 12/01/40	2,630	2,687,573
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 2.45%, 10/01/46	625	472,715
Series A, 4.15%, 10/01/53	1,680	1,683,983
Series A, 2.70%, 10/01/56	2,240	1,633,789
Michigan State Housing Development Authority, RB, S/F Housing, Series B, 2.95%, 12/01/39	450	413,067
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	570	623,669
Michigan Strategic Fund, RB
AMT, 5.00%, 12/31/43	1,830	1,853,071
AMT, 5.00%, 06/30/48	150	151,253
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23 (a)	340	354,420

		13,312,837

Minnesota — 0.2%
Minnesota Higher Education Facilities Authority, RB, Series A, 5.00%, 10/01/47	445	473,385

Missouri — 0.2%
Missouri Housing Development Commission, RB, S/F Housing, (FHLMC, FNMA, GNMA), 2.20%, 11/01/46	715	523,908

Nebraska — 1.6%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53 (b)	1,740	1,874,337
Central Plains Energy Project, Refunding RB, 5.25%, 09/01/37	2,650	2,657,094

		4,531,431

New Jersey — 9.9%
New Jersey Economic Development Authority, RB
Series WW, 5.25%, 06/15/33	135	145,421
Series WW, 5.00%, 06/15/34	180	190,224
Series WW, 5.00%, 06/15/36	800	835,958
Series WW, 5.25%, 06/15/40	305	317,285
Series WW, 5.25%, 06/15/40 (a)	15	16,450
AMT, 5.13%, 01/01/34	610	626,797
AMT, 5.38%, 01/01/43	790	807,611
New Jersey Economic Development Authority, Refunding RB, Sub-Series A, 4.00%, 07/01/32	295	300,551
New Jersey Educational Facilities Authority, Refunding RB, Series A, 5.00%, 07/01/42	800	838,626

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 3.25%, 12/01/39.	$2,150	$2,085,760
Series B, AMT, 4.00%, 12/01/41.	875	861,450
Sub-Series C, AMT, 3.63%, 12/01/49	645	564,565
Series C, AMT, Subordinate, 4.25%, 12/01/50	800	743,729
New Jersey Housing & Mortgage Finance Agency, Refunding RB, 2nd Series, AMT, 4.35%, 11/01/33	840	840,533
New Jersey Transportation Trust Fund Authority, RB
Series A, (NPFGC), 5.75%, 06/15/25	1,400	1,536,501
Series A, 0.00%, 12/15/29 (d)	225	177,676
Series AA, 5.25%, 06/15/33	1,315	1,343,979
Series AA, 5.00%, 06/15/38	1,180	1,213,517
Series AA, 5.50%, 06/15/39	4,650	4,759,075
Series AA, 3.00%, 06/15/50	235	189,079
Series AA, 5.00%, 06/15/50	710	758,636
Series BB, 4.00%, 06/15/50	1,400	1,361,994
Series D, 5.00%, 06/15/32	525	556,951
New Jersey Transportation Trust Fund Authority, Refunding RB, 4.00%, 12/15/39	925	927,608
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	510	487,007
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/34	820	888,178
Series A, 5.00%, 06/01/36	1,220	1,309,681
Series A, 4.00%, 06/01/37	745	739,448
Sub-Series B, 5.00%, 06/01/46	2,005	2,048,256

		27,472,546

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/39	170	164,333
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 01/08/25 (a)	325	353,796

		518,129

New York — 9.8%
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.00%, 11/15/56	1,330	1,369,017
New York City Housing Development Corp., RB, M/F Housing, Series I-1, (FHA), 2.55%, 11/01/45	1,000	786,077
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/46	1,000	1,015,982
New York City Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/48	5,000	5,022,360
New York Liberty Development Corp., Refunding RB
Series 1, Class 1, 5.00%, 11/15/44 (c)	975	978,031
Series A, 2.88%, 11/15/46	3,915	3,094,706
Series A, 3.00%, 11/15/51	115	89,451
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	395	393,400
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/39	325	328,535
New York State Urban Development Corp., Refunding RB
4.00%, 03/15/41	900	911,412
4.00%, 03/15/46	1,660	1,670,593
New York Transportation Development Corp., ARB AMT, 5.00%, 12/01/36	450	484,286
Series A, AMT, 5.25%, 01/01/50	4,950	5,029,839

Security	Par (000)	Value

New York (continued)
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	$350	$363,517
AMT, 5.00%, 10/01/40	1,000	1,028,202
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/55	1,570	1,512,514
Port Authority of New York & New Jersey, Refunding ARB Consolidated, 186th Series, AMT, 5.00%, 10/15/36	555	585,342
Series 207, AMT, 4.00%, 09/15/43	410	400,725
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.60%, 10/01/44	830	656,559
Triborough Bridge & Tunnel Authority, Refunding RB, Series A-1, 5.00%, 05/15/51	1,480	1,637,664

		27,358,212

North Carolina — 0.1%
City of Charlotte North Carolina Airport Special Facilities Revenue, Refunding ARB, Series B, AMT, 4.00%, 07/01/51	215	212,170

Ohio — 1.9%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	4,180	4,164,952
County of Butler Ohio, Refunding RB, 4.00%, 11/15/37	890	887,551
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	95	96,425

		5,148,928

Oklahoma — 0.2%
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	495	481,609

Oregon — 0.5%
Clackamas Community College District, GO, Series A, 5.00%, 06/15/40 (b)(e)	390	434,679
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38 (d)	875	452,952
Oregon State Facilities Authority, Refunding RB, Series A, 4.13%, 06/01/52	300	292,728
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	195	182,256

		1,362,615

Pennsylvania — 12.1%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/56	1,075	1,139,717
Bucks County Industrial Development Authority, RB 4.00%, 07/01/46	100	81,006
4.00%, 07/01/51	100	79,305
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB AMT, 5.00%, 07/01/51	1,010	1,079,715
Series B, AMT, 5.00%, 07/01/35	670	721,801
Series B, AMT, 5.00%, 07/01/47	765	802,107
Commonwealth Financing Authority, RB, (AGM), 4.00%, 06/01/39	935	938,231
Montgomery County Higher Education and Health Authority, Refunding RB 5.00%, 05/01/57	1,370	1,496,055
Series A, 4.00%, 09/01/49	840	842,176

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	$875	$862,824
Series B, 4.00%, 03/15/40	3,000	3,005,640
AMT, 5.00%, 12/31/34	2,220	2,319,709
AMT, 5.00%, 12/31/38	1,155	1,196,370
AMT, 5.00%, 06/30/42	3,300	3,405,643
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	835	821,413
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	180	140,282
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	3,175	3,312,430
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, RB, 3.40%, 10/01/49	1,365	1,196,563
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	550	585,625
Series A-1, 5.00%, 12/01/41	730	778,444
Series B, 5.00%, 12/01/40	285	304,457
Series C, 5.50%, 12/01/33 (a)	490	514,549
Series C, 5.00%, 12/01/39	2,900	3,042,335
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	1,755	1,834,738
Pennsylvania Turnpike Commission, Refunding RB
3rd Series, 4.00%, 12/01/38	1,835	1,865,144
Series A-1, 5.00%, 12/01/40	680	713,735
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	575	575,026

		33,655,040

Puerto Rico — 4.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,407	5,386,783
Series A-1, Restructured, 5.00%, 07/01/58	3,922	3,950,172
Series A-2, Restructured, 4.33%, 07/01/40	1,324	1,310,714
Series A-2, Restructured, 4.78%, 07/01/58	276	275,235
Series B-1, Restructured, 4.75%, 07/01/53	424	421,615
Series B-2, Restructured, 4.78%, 07/01/58	411	407,442
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46 (d)	5,025	1,452,140

		13,204,101

Rhode Island — 1.6%
Rhode Island Housing and Mortgage Finance Corp., Refunding RB, S/F Housing, Series 75-A, 2.35%, 10/01/44	1,075	824,002
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	415	443,886
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	820	820,979
Series B, 5.00%, 06/01/50	2,340	2,389,568

		4,478,435

South Carolina — 6.6%
Charleston County Airport District, ARB, Series A, AMT, 5.50%, 07/01/41	1,360	1,398,583
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	306,758
4.38%, 11/01/49	465	440,829

Security	Par (000)	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, RB
5.00%, 11/01/48	$2,010	$2,150,638
5.00%, 01/01/55 (c)	855	780,522
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/38	2,220	2,382,331
South Carolina Ports Authority, ARB, AMT,
5.00%, 07/01/48	470	494,821
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	3,935	4,075,641
Series A, 4.00%, 12/01/55	550	514,863
Series E, 5.50%, 12/01/53	2,820	2,900,533
South Carolina Public Service Authority, Refunding RB, 5.00%, 12/01/38	1,840	1,890,911
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series A, 2.25%, 07/01/46	1,310	1,032,224

		18,368,654

Tennessee — 1.7%
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	750	748,585
Massachusetts School Building Authority, ARB, Series B, AMT, 5.00%, 07/01/49	705	750,838
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/46	1,110	1,173,320
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 10/01/49	210	195,615
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, Subordinate, 5.00%, 07/01/54	535	567,883
Tennergy Corp., RB, Series A, 4.00%, 12/01/51 (b)	1,270	1,299,863

		4,736,104

Texas — 15.2%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	115	90,848
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/37	1,240	1,282,501
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	405	405,419
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	230	236,603
City of Houston Texas Airport System Revenue, Refunding RB Series A, AMT, 5.00%, 07/01/27	225	232,588
Series A, AMT, 4.00%, 07/01/48	455	436,305
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	865	897,218
Leander Independent School District, Refunding GO, CAB, Series D, (PSF-GTD), 0.00%, 08/15/38 (a)(d)	3,020	1,491,016
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36 (d)	1,850	970,456
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50 (c)	450	449,992
North Texas Tollway Authority, RB, CAB, Series C, Convertible, 6.75%, 09/01/31 (a)(b)(e)	10,000	13,707,510
North Texas Tollway Authority, Refunding RB 4.25%, 01/01/49	1,090	1,107,611
Series B, 5.00%, 01/01/40	530	536,220

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Port Authority of Houston of Harris County Texas, ARB, 4.00%, 10/01/46	$425	$429,446
San Antonio Public Facilities Corp., Refunding RB (d)
0.00%, 09/15/35	1,150	607,018
0.00%, 09/15/36	3,875	1,928,739
0.00%, 09/15/37	17,775	8,333,684
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/35	1,815	2,009,241
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	750	783,431
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	260	257,929
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 4.25%, 09/01/43	240	252,223
Series A, (GNMA), 3.63%, 09/01/44	735	734,977
Series A, (GNMA), 3.00%, 09/01/45	390	334,933
Series A, (GNMA), 3.13%, 07/01/47	900	783,285
Series A, (GNMA), 3.75%, 09/01/49	400	400,225
Series A, (GNMA), 3.00%, 03/01/50	785	655,553
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/31	1,510	1,667,526
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/45	1,135	1,149,631

		42,172,128

Utah — 0.8%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/42	1,095	1,149,534
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/48	395	414,314
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/39 (c)	185	185,690
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40 (c)	335	338,090

		2,087,628

Virginia — 0.4%
Lynchburg Economic Development Authority, Refunding RB, 4.00%, 01/01/55	105	100,814
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	965	947,988

		1,048,802

Washington — 2.7%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,730	1,813,718
Series C, AMT, 5.00%, 04/01/40	900	934,740
Snohomish County Housing Authority, Refunding RB, 4.00%, 04/01/44	430	438,061
Washington Health Care Facilities Authority, RB
4.00%, 10/01/45	630	617,388
Series B, 5.00%, 08/15/44	3,000	3,004,470
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	850	819,731

		7,628,108

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	870	848,994

Security	Par (000)	Value

Wisconsin — 2.0%
Public Finance Authority, RB (c)
5.00%, 06/15/51	$555	$490,033
5.00%, 10/15/56	215	200,830
Series A, 5.00%, 07/15/39	100	104,831
Series A, 5.00%, 07/01/40	300	298,503
Series A, 5.00%, 07/15/49	355	367,583
Series A, 5.00%, 07/15/54	170	175,455
Series A-1, 5.00%, 01/01/55	535	502,686
Public Finance Authority, Refunding RB, 5.00%, 09/01/39 (c)	295	280,782
Wisconsin Housing & Economic Development Authority, RB, M/F Housing Series A, 4.15%, 11/01/48	1,920	1,979,136
Series A, 4.45%, 05/01/57	1,030	1,051,431

		5,451,270

Total Municipal Bonds — 123.9% (Cost: $338,000,559)		344,272,625

Municipal Bonds Transferred to Tender Option Bond Trusts (f)

California (g) — 1.8%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/47	3,392	3,397,118
Los Angeles Unified School District, GO, Series B-1, Election 2008, 5.25%, 07/01/42	1,391	1,553,065

		4,950,183

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48 (g)	2,084	2,253,476

Connecticut — 0.5%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,231	1,300,476

District of Columbia — 1.1%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	920	929,260
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/30	2,190	2,202,825

		3,132,085

Florida — 6.0%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	2,740	2,899,428
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	2,340	2,479,997
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	2,050	1,970,978
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31	4,200	5,071,147
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49 (g)	2,117	2,081,712
Miami-Dade County Expressway Authority, Refunding RB, Series A, (AGM), 5.00%, 07/01/35	2,100	2,103,472

		16,606,734

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.70%, 06/01/49	1,708	1,655,383

Illinois — 5.3%
City of Chicago IIllinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	490	491,030

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	$1,858	$1,876,360
Series B, 5.00%, 01/01/40	930	1,002,996
Regional Transportation Authority, RB, (NPFGC), 6.50%, 07/01/26	10,000	11,326,407

		14,696,793

Louisiana — 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/25 (a)	1,350	1,424,722

Maryland — 1.0%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/41	2,478	2,662,622

Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,320	1,367,183

Michigan — 1.9%
Michigan Finance Authority, RB
Series A, 5.00%, 11/01/44	1,750	1,839,254
Series A, 4.00%, 02/15/50	2,548	2,516,156
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	760	802,277

		5,157,687

Nevada — 2.3%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/38	2,716	3,021,085
Las Vegas Valley Water District, Refunding GO, Series A, 5.00%, 06/01/46	3,080	3,278,009

		6,299,094

New Jersey — 1.7%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	720	764,362
New Jersey Turnpike Authority, Refunding RB
Series B, 4.00%, 01/01/37	2,053	2,113,228
Series G, 4.00%, 01/01/43	1,906	1,937,014

		4,814,604

New York — 8.2%
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	3,080	3,173,105
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	1,899	1,918,980
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/42 (g)	1,500	1,500,154
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series A-3, 5.00%, 08/01/40 (g)	2,714	2,947,712
New York City Water & Sewer System, Refunding RB
Series CC, 5.00%, 06/15/23	2,313	2,379,661
Series CC, 5.00%, 06/15/47	2,608	2,683,728
Series DD, 5.00%, 06/15/35	1,470	1,558,086
Series FF, 5.00%, 06/15/39	2,595	2,786,125

Security	Par (000)	Value

New York (continued)
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/49	$1,784	$1,782,479
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,001	2,121,972

		22,852,002

Ohio — 1.6%
Northeast Ohio Regional Sewer District, Refunding RB
4.00%, 11/15/43	2,581	2,592,234
4.00%, 11/15/49 (a)(g)	1,110	1,142,603
4.00%, 11/15/49 (g)	765	786,745

		4,521,582

Pennsylvania — 0.7%
Philadelphia Authority for Industrial Development, RB, Series A, 4.00%, 07/01/24 (a)	1,094	1,138,434
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	801	848,020

		1,986,454

South Carolina — 0.6%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49 (g)	1,770	1,700,522

Texas — 2.1%
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	1,094	1,202,420
Houston Community College System, GO, 4.00%, 02/15/43 (a)	1,305	1,323,713
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	3,080	3,287,136

		5,813,269

Utah — 1.8%
County of Utah, RB, Series B, 4.00%, 05/15/47	5,135	5,136,684

Virginia — 2.0%
Hampton Roads Transportation Accountability
Commission, RB
Series A, 4.00%, 07/01/57	3,280	3,283,954
Series A, Senior Lien, 5.50%, 01/01/28	1,962	2,320,027

		5,603,981

Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	2,565	2,839,592

Wisconsin — 0.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/42	1,920	1,932,091

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.7%
(Cost: $117,698,662)		118,707,219

Total Long-Term Investments — 166.6%
(Cost: $455,699,221)		462,979,844

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96% (h)(i)	661,037	$661,236

Total Short-Term Securities — 0.2% (Cost: $661,236)		661,236

Total Investments — 166.8% (Cost: $456,360,457)		463,641,080

Other Assets Less Liabilities — 1.1%		3,034,230

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.0)%		(72,248,582)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (41.9)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$277,926,728

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2023 to July 15, 2042, is $11,609,450. See Note 4 of the Notes to Financial Statements for details.

( h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$1,620,627	$—	$ (959,470) (a)	$144	$ (65)	$661,236	661,037	$2,104	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	128	09/21/22	$15,492	$(412,024)
U.S. Long Bond	144	09/21/22	20,642	(951,655)
5-Year U.S. Treasury Note	134	09/30/22	15,241	(303,341)

				$(1,667,020)

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$1,667,020	$—	$1,667,020

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,286,111	$—	$2,286,111

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(3,880,223)	$—	$(3,880,223)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$51,374,953
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$344,272,625	$—	$344,272,625
Municipal Bonds Transferred to Tender Option Bond Trusts	—	118,707,219	—	118,707,219
Short-Term Securities
Money Market Funds	661,236	—	—	661,236

	$661,236	$462,979,844	$—	$463,641,080

Derivative Financial Instruments (a)
Liabilities
Interest Rate Contracts	$(1,667,020)	$—	$—	$(1,667,020)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(72,128,805)	$—	$(72,128,805)
VMTP Shares at Liquidation Value	—	(116,500,000)	—	(116,500,000)

	$—	$(188,628,805)	$—	$(188,628,805)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	73

Statements of Assets and Liabilities
July 31, 2022

	BKN	BFK	MHD	MVT

ASSETS
Investments, at value — unaffiliated (a)	$412,315,669	$906,910,001	$1,266,472,760	$455,214,982
Investments, at value — affiliated (b)	925,909	6,373,192	2,928,146	10,140,146
Cash	—	625	4,095,623	311
Cash pledged for futures contracts	896,000	2,061,000	2,819,000	1,081,000
Receivables:
Investments sold	356,127	30,178	52,193	—
TOB Trust	—	8,459,491	11,759,289	4,309,712
Dividends — affiliated	1,854	6,816	6,664	7,112
Interest — unaffiliated	3,378,520	8,802,328	12,099,958	4,481,473
Deferred offering costs	77,870	160,614	—	—
Prepaid expenses	28,358	24,962	5,380	28,405

Total assets	417,980,307	932,829,207	1,300,239,013	475,263,141

ACCRUED LIABILITIES
Bank overdraft	1,331	—	—	—
Payables:
Investments purchased	2,070,560	9,575,862	17,411,357	4,885,214
Accounting services fees	46,053	56,046	112,389	58,421
Administration fees	101,753	—	—	—
Custodian fees	4,702	7,023	10,225	3,643
Income dividend distributions — Common Shares	1,190,189	2,094,410	3,228,086	1,068,490
Interest expense and fees	67,750	161,806	267,126	84,865
Investment advisory fees	231,674	835,701	1,060,596	368,742
Offering costs	26,512	—	—	—
Directors’ and Officer’s fees	42,362	191,191	51,384	2,751
Other accrued expenses	10,527	14,277	22,239	11,186
Professional fees	86,480	112,322	72,274	77,364
Reorganization costs	—	—	51,472	—
Transfer agent fees	19,003	32,899	46,576	19,091
Variation margin on futures contracts	33,206	81,530	110,603	42,981

Total accrued liabilities	3,932,102	13,163,067	22,444,327	6,622,748

OTHER LIABILITIES
TOB Trust Certificates	44,305,864	100,175,045	164,221,770	52,739,780
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs (c)(d)(e)	125,900,000	270,800,000	347,800,000	140,000,000

Total other liabilities	170,205,864	370,975,045	512,021,770	192,739,780

Total liabilities	174,137,966	384,138,112	534,466,097	199,362,528

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$243,842,341	$548,691,095	$765,772,916	$275,900,613

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital (f)(g)(h)	$244,417,641	$593,541,989	$808,007,673	$290,433,291
Accumulated loss	(575,300)	(44,850,894)	(42,234,757)	(14,532,678)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$243,842,341	$548,691,095	$765,772,916	$275,900,613

Net asset value per Common Share	$13.86	$12.18	$14.35	$12.91

(a) Investments, at cost — unaffiliated	$405,631,160	$926,502,683	$1,280,283,312	$463,630,449
(b) Investments, at cost — affiliated	$925,715	$6,372,555	$2,927,308	$10,136,917
(c) Preferred Shares outstanding	1,259	2,708	3,478	1,400
(d) Preferred Shares authorized	7,121	Unlimited	8,478	8,400
(e) Par value per Preferred Share	$0.10	$0.001	$0.10	$0.10
(f) Common Shares outstanding	17,590,781	45,041,077	53,356,788	21,369,803
(g) Common Shares authorized	199,992,879	Unlimited	199,991,522	199,991,600
(h) Par value per Common Share	$0.01	$0.001	$0.10	$0.10
See notes to financial statements.

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities
(continued)
July 31, 2022

MQT

ASSETS
Investments, at value — unaffiliated (a)	$462,979,844
Investments, at value — affiliated (b)	661,236
Cash pledged for futures contracts	975,000
Receivables:
Investments sold	2,126,088
Dividends — affiliated	442
Interest — unaffiliated	4,061,044
Prepaid expenses	28,448

Total assets	470,832,102

ACCRUED LIABILITIES
Payables:
Investments purchased	2,340,633
Accounting services fees	57,545
Custodian fees	4,244
Income dividend distributions — Common Shares	1,220,626
Interest expense and fees	119,777
Investment advisory fees	377,514
Directors’ and Officer’s fees	2,655
Other accrued expenses	11,407
Professional fees	85,161
Transfer agent fees	20,867
Variation margin on futures contracts	36,140

Total accrued liabilities	4,276,569

OTHER LIABILITIES
TOB Trust Certificates	72,128,805
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs (c)(d)(e)	116,500,000

Total other liabilities	188,628,805

Total liabilities	192,905,374

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$277,926,728

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital (f)(g)(h)	$280,147,082
Accumulated loss	(2,220,354)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$277,926,728

Net asset value per Common Share	$12.30

(a) Investments, at cost — unaffiliated	$455,699,221
(b) Investments, at cost — affiliated	$661,236
(c) Preferred Shares outstanding	1,165
(d) Preferred Shares authorized	7,565
(e) Par value per Preferred Share	$0.10
(f) Common Shares outstanding	22,604,181
(g) Common Shares authorized	199,992,435
(h) Par value per Common Share	$0.10
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	75

Statements of Operations

	BKN		BFK
	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

INVESTMENT INCOME
Dividends — affiliated.	$3,959	$646	$12,534	$4,553
Interest — unaffiliated.	4,232,663	16,962,778	9,006,091	37,940,922

Total investment income	4,236,622	16,963,424	9,018,625	37,945,475

EXPENSES
Investment advisory	353,556	1,595,006	1,317,581	6,318,542
Administration	153,754	683,574	—	—
Professional	48,407	77,596	61,967	71,411
Accounting services	16,976	68,587	20,669	83,470
Transfer agent	8,447	32,393	23,689	45,669
Directors and Officer	4,577	18,582	10,034	35,188
Registration	2,010	8,380	3,747	15,468
Custodian	693	934	2,501	13,767
Miscellaneous	25,566	72,934	19,536	79,108

Total expenses excluding interest expense, fees and amortization of offering costs	613,986	2,557,986	1,459,724	6,662,623
Interest expense, fees and amortization of offering costs (a)	789,531	1,687,346	1,705,279	3,751,876

Total expenses	1,403,517	4,245,332	3,165,003	10,414,499
Less:
Fees waived and/or reimbursed by the Manager	(664)	(1,108)	(2,217)	(2,727)
Total expenses after fees waived and/or reimbursed	1,402,853	4,244,224	3,162,786	10,411,772

Net investment income	2,833,769	12,719,200	5,855,839	27,533,703

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,685,022)	(1,301,586)	(2,655,389)	(105,537)
Investments — affiliated	458	(931)	3,891	(2,406)
Futures contracts	2,163,132	322,316	2,831,873	395,177
	478,568	(980,201)	180,375	287,234
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	5,111,491	(50,164,399)	7,316,619	(116,226,487)
Investments — affiliated	180	14	(611)	1,105
Futures contracts	(3,591,531)	2,200,939	(5,232,840)	3,439,709
	1,520,140	(47,963,446)	2,083,168	(112,785,673)
Net realized and unrealized gain (loss)	1,998,708	(48,943,647)	2,263,543	(112,498,439)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$4,832,477	$(36,224,447)	$8,119,382	$(84,964,736)

(a)	Related to TOB Trusts and/or VMTP Shares.
See notes to financial statements.

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations
(continued)

	MHD		MVT
	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

INVESTMENT INCOME
Dividends — affiliated	$11,881	$3,807	$16,955	$4,185
Interest — unaffiliated	12,448,506	52,163,783	4,417,804	18,756,783
Total investment income	12,460,387	52,167,590	4,434,759	18,760,968

EXPENSES
Investment advisory	1,680,794	8,010,559	570,905	2,632,912
Accounting services	41,374	183,276	21,555	91,573
Professional	40,286	56,400	53,047	73,076
Transfer agent	32,394	52,546	9,432	31,844
Directors and Officer	12,199	52,977	5,257	19,806
Custodian	4,396	8,741	1,058	6,877
Registration	4,396	11,432	1,963	8,400
Miscellaneous	19,936	174,970	20,602	71,654
Total expenses excluding interest expense, fees and amortization of offering costs	1,835,775	8,550,901	683,819	2,936,142
Interest expense, fees and amortization of offering costs (a)	2,303,931	5,096,859	881,258	1,900,322
Total expenses	4,139,706	13,647,760	1,565,077	4,836,464
Less:
Fees waived and/or reimbursed by the Manager	(23,303)	(149,753)	(2,987)	(2,158)

Total expenses after fees waived and/or reimbursed	4,116,403	13,498,007	1,562,090	4,834,306

Net investment income	8,343,984	38,669,583	2,872,669	13,926,662

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated.	(3,914,674)	(65,024)	(1,119,926)	464,210
Investments — affiliated	2,350	(4,273)	2,057	(2,622)
Futures contracts	3,881,730	615,457	1,486,258	189,101

	(30,594)	546,160	368,389	650,689

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated.	13,169,773	(167,087,429)	2,972,724	(58,916,303)
Investments — affiliated	469	369	1,805	1,338
Futures contracts	(7,173,769)	4,746,936	(2,756,825)	1,786,485

	5,996,473	(162,340,124)	217,704	(57,128,480)

Net realized and unrealized gain (loss)	5,965,879	(161,793,964)	586,093	(56,477,791)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$ 14,309,863	$(123,124,381)	$ 3,458,762	$(42,551,129)

(a)	Related to TOB Trusts and/or VMTP Shares.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Statements of Operations
(continued)

	MQT
	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

INVESTMENT INCOME
Dividends — affiliated	$2,104	$800
Interest — unaffiliated	4,710,072	18,728,310

Total investment income	4,712,176	18,729,110

EXPENSES
Investment advisory	575,226	2,581,735
Professional	55,211	72,014
Accounting services	21,189	90,099
Transfer agent	9,784	33,860
Directors and Officer	5,192	19,481
Registration	1,994	8,358
Custodian	1,711	3,564
Miscellaneous	21,237	72,047

Total expenses excluding interest expense, fees and amortization of offering costs	691,544	2,881,158
Interest expense, fees and amortization of offering costs (a)	845,368	1,809,737

Total expenses	1,536,912	4,690,895
Less:
Fees waived and/or reimbursed by the Manager	(356)	(965)

Total expenses after fees waived and/or reimbursed	1,536,556	4,689,930

Net investment income	3,175,620	14,039,180

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,481,379)	(1,816,163)
Investments — affiliated	144	(821)
Futures contracts	2,286,111	383,617

	804,876	(1,433,367)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	6,458,614	(54,852,888)
Investments — affiliated	(65)	65
Futures contracts	(3,880,223)	2,369,106
	2,578,326	(52,483,717)
Net realized and unrealized gain (loss)	3,383,202	(53,917,084)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$6,558,822	$(39,877,904)

(a)	Related to TOB Trusts and/or VMTP Shares.
See notes to financial statements.

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BKN			BFK
	Period from			Period from
	05/01/22	Year Ended April 30,		05/01/22	Year Ended April 30,
	to 07/31/22	2022	2021	to 07/31/22	2022	2021

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$2,833,769	$12,719,200	$13,848,954	$5,855,839	$27,533,703	$31,123,845
Net realized gain (loss)	478,568	(980,201)	735,002	180,375	287,234	1,835,604
Net change in unrealized appreciation (depreciation)	1,520,140	(47,963,446)	30,193,510	2,083,168	(112,785,673)	80,044,099
Net increase (decrease) in net assets applicable to Common
Shareholders resulting from operations	4,832,477	(36,224,447)	44,777,466	8,119,382	(84,964,736)	113,003,548

DISTRIBUTIONS TO COMMON SHAREHOLDERS (a)
From net investment income	(3,536,191)	(14,051,212)	(13,530,018)	(6,426,736)	(31,583,302)	(30,918,155)
Return of capital	—	—	—	(396,146)	—	—
Decrease in net assets resulting from distributions toCommon
Shareholders.	(3,536,191)	(14,051,212)	(13,530,018)	(6,822,882)	(31,583,302)	(30,918,155)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares	4,757,328	—	—	20,371	—	—
Reinvestment of common distributions	143,220	517,059	272,377	160,147	1,669,986	1,199,715
Net increase in net assets derived from capital share transactions	4,900,548	517,059	272,377	180,518	1,669,986	1,199,715

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common
Shareholders.	6,196,834	(49,758,600)	31,519,825	1,477,018	(114,878,052)	83,285,108
Beginning of period	237,645,507	287,404,107	255,884,282	547,214,077	662,092,129	578,807,021
End of period	$243,842,341	$237,645,507	$287,404,107	$548,691,095	$547,214,077	$662,092,129
(a)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	79

Statements of Changes in Net Assets
(continued)

	MHD			MVT
	Period from			Period from
	05/01/22	Year Ended April 30,		05/01/22	Year Ended April 30,
	to 07/31/22	2022	2021	to 07/31/22	2022	2021

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$8,343,984	$38,669,583	$15,555,286	$2,872,669	$13,926,662	$15,359,842
Net realized gain (loss)	(30,594)	546,160	527,251	368,389	650,689	527,383
Net change in unrealized appreciation (depreciation)	5,996,473	(162,340,124)	38,716,284	217,704	(57,128,480)	41,455,180
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	14,309,863	(123,124,381)	54,798,821	3,458,762	(42,551,129)	57,342,405

DISTRIBUTIONS TO COMMON SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to Common Shareholders.	(9,684,257)	(38,806,925)	(12,698,865)	(3,387,114)	(14,996,026)	(14,660,494)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization.	—	—	665,215,154	—	—	—
Reinvestment of common distributions	—	—	—	—	471,214	—
Redemption of common shares	—	—	(424)	—	—	—
Net increase in net assets derived from capital share transactions	—	—	665,214,730	—	471,214	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders.	4,625,606	(161,931,306)	707,314,686	71,648	(57,075,941)	42,681,911
Beginning of period	761,147,310	923,078,616	215,763,930	275,828,965	332,904,906	290,222,995

End of period	$765,772,916	$761,147,310	$923,078,616	$275,900,613	$275,828,965	$332,904,906

(a)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets
(continued)

	MQT
	Period from 05/01/22 to 07/31/22	Year Ended April 30,
		2022	2021

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$3,175,620	$14,039,180	$14,721,109
Net realized gain (loss)	804,876	(1,433,367)	1,097,159
Net change in unrealized appreciation (depreciation)	2,578,326	(52,483,717)	33,432,792

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	6,558,822	(39,877,904)	49,251,060

DISTRIBUTIONS TO COMMON SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to Common Shareholders	(3,661,877)	(14,635,450)	(14,051,609)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	670,434	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	2,896,945	(53,842,920)	35,199,451
Beginning of period	275,029,783	328,872,703	293,673,252

End of period	$277,926,728	$275,029,783	$328,872,703

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	81

Statements of Cash Flows

	BKN		BFK
	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$4,832,477	$(36,224,447)	$8,119,382	$(84,964,736)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	39,823,792	73,699,654	61,239,914	164,469,517
Purchases of long-term investments	(40,026,858)	(74,857,042)	(39,810,347)	(138,597,964)
Net proceeds from sales (purchases) of short-term securities	252,691	6,241,952	6,118,886	(11,587,312)
Amortization of premium and accretion of discount on investments and other fees	(359,752)	(831,593)	781,187	3,775,476
Net realized loss on investments	1,684,564	1,302,546	2,651,498	108,026
Net unrealized (appreciation) depreciation on investments	(5,111,671)	50,164,385	(7,316,008)	116,225,382
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(1,605)	(189)	(3,904)	(2,879)
Interest — unaffiliated	1,598,269	269,488	3,532,363	1,050,722
Variation margin on futures contracts	155,816	(155,816)	516,678	(516,678)
Prepaid expenses	(28,358)	18,698	(24,962)	18,099
Deferred offering costs	(77,870)	—	(50,316)	(110,298)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	11,224	(17,085)	13,666	(20,846)
Administration fees	49,854	(5,836)	—	—
Custodian fees	129	(8,171)	1,637	(2,025)
Interest expense and fees	25,214	26,610	66,634	51,635
Investment advisory fees	110,655	(13,530)	355,845	(47,798)
Directors’ and Officer’s fees	1,227	(42,631)	2,807	(85,298)
Other accrued expenses	(2,699)	5,004	(5,798)	12,389
Professional fees	46,613	(18,892)	22,746	(15,709)
Transfer agent fees	5,065	2,948	16,592	652
Variation margin on futures contracts	33,206	(20,608)	81,530	(28,667)

Net cash provided by operating activities	3,021,983	19,535,445	36,310,030	49,731,688

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(3,374,631)	(13,532,019)	(7,202,375)	(29,906,702)
Payments for offering costs	26,512	—	—	—
Repayments of TOB Trust Certificates	(5,845,422)	(7,404,173)	(28,489,965)	(46,680,413)
Proceeds from TOB Trust Certificates	1,421,069	1,920,000	1,617	27,733,828
Increase (decrease) in bank overdraft	1,331	—	(7,053)	7,053
Proceeds from issuance of Common Shares	4,757,328	—	20,371	—

Net cash used for financing activities	(3,013,813)	(19,016,192)	(35,677,405)	(48,846,234)

CASH
Net increase in restricted and unrestricted cash	8,170	519,253	632,625	885,454
Restricted and unrestricted cash at beginning of period	887,830	368,577	1,429,000	543,546

Restricted and unrestricted cash at end of period	$896,000	$887,830	$2,061,625	$1,429,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$764,317	$1,660,736	$1,638,645	$3,700,241

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$143,220	$517,059	$160,147	$1,669,986

82	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows
(continued)

	BKN		BFK
	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$121,830	$625	$—
Cash pledged
Futures contracts	896,000	766,000	2,061,000	1,429,000

	$896,000	$887,830	$2,061,625	$1,429,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	83

Statements of Cash Flows
(continued)

	MHD		MVT
	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$14,309,863	$(123,124,381)	$3,458,762	$(42,551,129)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	73,695,862	230,216,732	28,297,305	73,567,681
Purchases of long-term investments	(49,145,448)	(205,556,972)	(19,871,133)	(66,423,815)
Net proceeds from sales (purchases) of short-term securities	9,072,980	(4,158,310)	4,098,936	(13,581,350)
Amortization of premium and accretion of discount on investments and other fees	933,944	4,721,412	450,667	2,122,789
Net realized (gain) loss on investments	3,912,324	69,297	1,117,869	(461,588)
Net unrealized (appreciation) depreciation on investments	(13,170,242)	167,087,060	(2,974,529)	58,914,965
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(5,253)	(1,326)	(4,224)	(2,874)
Interest — unaffiliated	4,600,144	1,470,696	1,564,608	480,419
Variation margin on futures contracts	716,362	(716,362)	268,300	(268,300)
Prepaid expenses	(5,380)	253,623	(28,405)	18,849
Increase (Decrease) in Liabilities
Payables
Accounting services fees	27,127	(96,280)	14,159	(17,744)
Custodian fees	3,246	(12,586)	618	(1,201)
Interest expense and fees	116,832	87,349	36,919	29,733
Investment advisory fees	463,935	(61,038)	168,792	(17,765)
Directors’ and Officer’s fees	2,286	(13,207)	1,434	373
Other accrued expenses	(6,674)	7,670	(1,155)	5,759
Professional fees	(4,028)	(97,405)	14,303	(6,471)
Reorganization costs	—	(370,513)	—	—
Transfer agent fees	29,026	(6,517)	4,752	3,383
Variation margin on futures contracts	110,603	(39,302)	42,981	(14,810)

Net cash provided by operating activities	45,657,509	69,659,640	16,660,959	11,796,904

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(9,684,257)	(38,806,925)	(3,568,757)	(14,523,062)
Repayments of TOB Trust Certificates	(29,848,009)	(68,958,455)	(12,293,918)	(11,420,373)
Repayments of Loan for TOB Trust Certificates	—	(4,095,777)	—	(332,251)
Proceeds from TOB Trust Certificates	5,865	38,159,562	(1,914)	14,148,910
Proceeds from Loan for TOB Trust Certificates	—	4,095,777	—	332,251
Increase (decrease) in bank overdraft	(1,185,485)	1,185,485	(458,059)	458,059

Net cash used for financing activities	(40,711,886)	(68,420,333)	(16,322,648)	(11,336,466)

CASH
Net increase in restricted and unrestricted cash	4,945,623	1,239,307	338,311	460,438
Restricted and unrestricted cash at beginning of period	1,969,000	729,693	743,000	282,562

Restricted and unrestricted cash at end of period	$6,914,623	$1,969,000	$1,081,311	$743,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,187,099	$5,009,510	$844,339	$1,870,589

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$—	$—	$—	$471,214

84	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows
(continued)

	MHD		MVT
	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$4,095,623	$—	$311	$—
Cash pledged
Futures contracts	2,819,000	1,969,000	1,081,000	743,000

	$6,914,623	$1,969,000	$1,081,311	$743,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	85

Statements of Cash Flows
(continued)

	MQT
	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$6,558,822	$(39,877,904)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	45,041,156	78,632,141
Purchases of long-term investments	(40,874,857)	(78,611,359)
Net proceeds from sales (purchases) of short-term securities	959,470	(561,667)
Amortization of premium and accretion of discount on investments and other fees	157,950	1,233,160
Net realized loss on investments	1,481,235	1,816,984
Net unrealized (appreciation) depreciation on investments	(6,458,549)	54,852,823

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(176)	(253)
Interest — unaffiliated	1,970,990	79,264
Variation margin on futures contracts	311,875	(311,875)
Prepaid expenses	(28,448)	18,893

Increase (Decrease) in Liabilities
Payables
Accounting services fees	13,909	(18,695)
Custodian fees	1,239	(3,848)
Interest expense and fees	52,200	39,619
Investment advisory fees	180,854	(19,257)
Directors’ and Officer’s fees	1,373	333
Other accrued expenses	(1,371)	4,596
Professional fees	16,429	(7,037)
Transfer agent fees	6,966	3,260
Variation margin on futures contracts	36,140	(23,360)

Net cash provided by operating activities	9,427,207	17,245,818

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(3,661,877)	(13,962,523)
Repayments of TOB Trust Certificates	(7,259,322)	(5,037,921)
Proceeds from TOB Trust Certificates	1,642,045	2,169,995
Increase (decrease) in bank overdraft	(7,053)	7,053

Net cash used for financing activities	(9,286,207)	(16,823,396)

CASH
Net increase in restricted and unrestricted cash	141,000	422,422
Restricted and unrestricted cash at beginning of period	834,000	411,578

Restricted and unrestricted cash at end of period	$975,000	$834,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$793,168	$1,770,118

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$—	$670,434

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	975,000	834,000

	$975,000	$834,000

See notes to financial statements.

86	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(For a share outstanding throughout each period)

	BKN
	Period from 05/01/22 to 07/31/22		Year Ended April 30,
			2022	2021	2020	2019		2018

Net asset value, beginning of period	$13.79		$16.71	$14.89	$15.75	$15.26		$15.39

Net investment income (a)	0.16		0.74	0.81	0.71	0.71		0.73
Net realized and unrealized gain (loss)	0.11		(2.84)	1.80	(0.88)	0.46		0.02

Net increase (decrease) from investment operations	0.27		(2.10)	2.61	(0.17)	1.17		0.75

Distributions to Common Shareholders (b)
From net investment income	(0.20)		(0.82)	(0.79)	(0.69)	(0.68)		(0.73)
From net realized gain	—		—	—	—	(0.00	) (c)	(0.15)

Total distributions to Common Shareholders	(0.20)		(0.82)	(0.79)	(0.69)	(0.68)		(0.88)

Net asset value, end of period	$13.86		$13.79	$16.71	$14.89	$15.75		$15.26

Market price, end of period	$14.61		$15.14	$19.20	$14.75	$14.31		$13.57

Total Return Applicable to Common Shareholders (d)
Based on net asset value	1.98	% (e)	(13.23)%	17.68%	(1.16)%	8.45%		5.34%

Based on market price	(2.09	)% (e)	(17.09)%	36.51%	7.77%	10.81%		(1.20)%

Ratios to Average Net Assets Applicable to Common Shareholders (f)
Total expenses	2.33	% (g)(h)	1.52%	1.53%	2.31%	2.53%		2.12%

Total expenses after fees waived and/or reimbursed	2.32	% (g)(h)	1.52%	1.53%	2.31%	2.53%		2.11%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs (i)	0.99	% (g)(h)	0.92%	0.93%	0.93%	0.94%		0.90%

Net investment income to Common Shareholders	4.80	% (g)	4.56%	4.93%	4.39%	4.64%		4.64%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$243,842		$237,646	$287,404	$255,884	$270,707		$262,198

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$125,900		$125,900	$125,900	$125,900	$125,900		$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$243,263		$288,757	$328,280	$303,244	$315,017		$308,259

TOB Trust Certificates, end of period (000)	$44,306		$47,151	$54,214	$56,112	$51,999		$41,043

Asset coverage per $1,000 of TOB Trust Certificates, end of period (j)	$9,345		N/A	N/A	N/A	N/A		N/A

Portfolio turnover rate	9%		17%	10%	16%	29%		31%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.38%, 2.37% and 1.04%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BFK
	Period from 05/01/22 to 07/31/22		Year Ended April 30,
			2022	2021	2020	2019	2018

Net asset value, beginning of period	$12.15		$14.74	$12.91	$14.17	$13.98	$14.24

Net investment income (a)	0.13		0.61	0.69	0.67	0.68	0.73
Net realized and unrealized gain (loss)	0.05		(2.50)	1.83	(1.28)	0.21	(0.22)

Net increase (decrease) from investment operations	0.18		(1.89)	2.52	(0.61)	0.89	0.51

Distributions to Common Shareholders (b)
From net investment income (b)	(0.14)		(0.70)	(0.69)	(0.65)	(0.70)	(0.77)
Return of capital	(0.01)		—	—	—	—	—

Total distributions to Common Shareholders	(0.15)		(0.70)	(0.69)	(0.65)	(0.70)	(0.77)

Net asset value, end of period	$12.18		$12.15	$14.74	$12.91	$14.17	$13.98

Market price, end of period	$11.25		$11.69	$15.05	$12.14	$13.79	$12.78

Total Return Applicable to Common Shareholders (c)
Based on net asset value	1.56	% (d)	(13.35)%	19.81%	(4.51)%	6.98%	3.74%

Based on market price	(2.51	)% (d)	(18.35)%	30.10%	(7.74)%	13.89%	(3.54)%

Ratios to Average Net Assets Applicable to Common Shareholders (e)
Total expenses	2.32	% (f)(g)	1.61%	1.63%	2.30%	2.55%	2.31%

Total expenses after fees waived and/or reimbursed.	2.32	% (f)(g)	1.61%	1.63%	2.30%	2.55%	2.27%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs (h)	1.06	% (f)(g)	1.03%	1.05%	1.02%	1.04%	1.03%

Net investment income to Common Shareholders	4.35	% (g)	4.26%	4.84%	4.68%	4.87%	5.06%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$548,691		$547,214	$662,092	$578,807	$635,076	$626,604

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$270,800		$270,800	$270,800	$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$247,905		$302,073	$344,495	$313,740	$334,518	$331,390

TOB Trust Certificates, end of period (000)	$100,175		$120,204	$139,150	$135,464	$119,624	$128,156

Asset coverage per $1,000 of TOB Trust Certificates, end of period (i)	$9,181		N/A	N/A	N/A	N/A	N/A

Portfolio turnover rate	4%		15%	13%	17%	19%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.35%, 2.35% and 1.08%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.
See notes to financial statements.

88	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	MHD
	Period from 05/01/22 to 07/31/22		Year Ended April 30,
			2022		2021		2020	2019	2018

Net asset value, beginning of period	$14.27		$17.30		$15.18		$16.56	$16.41	$16.85

Net investment income (a)	0.16		0.72		0.78		0.74	0.81	0.88
Net realized and unrealized gain (loss)	0.10		(3.02)		2.07		(1.36)	0.22	(0.39)

Net increase (decrease) from investment operations	0.26		(2.30)		2.85		(0.62)	1.03	0.49

Distributions to Common Shareholders (b)
From net investment income	(0.18)		(0.73)		(0.73)		(0.76)	(0.83)	(0.92)
From net realized gain	—		(0.00	) (c)	—		—	(0.05)	(0.01)

Total distributions to Common Shareholders	(0.18)		(0.73)		(0.73)		(0.76)	(0.88)	(0.93)

Net asset value, end of period	$14.35		$14.27		$17.30		$15.18	$16.56	$16.41

Market price, end of period	$13.32		$12.87		$16.33		$13.91	$15.92	$14.98

Total Return Applicable to Common Shareholders (d)
Based on net asset value	1.93	% (e)	(13.64)%		19.31%		(4.02)%	6.84%	3.07%

Based on market price	4.91	% (e)	(17.48)%		22.90%		(8.52)%	12.51%	(4.79)%

Ratios to Average Net Assets Applicable to Common Shareholders (f)
Total expenses	2.19	% (g)	1.52%		1.56	% (h)	2.16%	2.47%	2.16%

Total expenses after fees waived and/or reimbursed	2.18	% (g)	1.50%		1.51	% (h)	2.15%	2.47%	2.16%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs (i)	0.96	% (g)	0.93%		0.98	% (h)	0.97%	1.00%	1.01%

Net investment income to Common Shareholders	4.44	% (g)	4.30%		4.59%		4.40%	4.98%	5.19%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$765,773		$761,147		$923,079		$215,764	$235,029	$232,921

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$347,800		$347,800		$347,800		$83,700	$83,700	$83,700

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$249,559		$318,846		$365,405		$357,782	$380,799	$378,281

TOB Trust Certificates, end of period (000)	$164,222		$176,042		$213,104		$53,130	$52,674	$63,166

Asset coverage per $1,000 of TOB Trust Certificates, end of period (j)	$7,781		N/A		N/A		N/A	N/A	N/A

Portfolio turnover rate	4%		15%		13%		21%	17%	12%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)
Includes
non-recurring
expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.49%, 1.47% and 0.95%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	89

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	MVT
	Period from 05/01/22 to 07/31/22		Year Ended April 30,
			2022	2021	2020	2019	2018

Net asset value, beginning of period	$12.91		$15.60	$13.60	$14.87	$14.75	$15.19

Net investment income (a)	0.13		0.65	0.72	0.68	0.74	0.83
Net realized and unrealized gain (loss)	0.03		(2.64)	1.97	(1.27)	0.20	(0.41)

Net increase (decrease) from investment operations	0.16		(1.99)	2.69	(0.59)	0.94	0.42

Distributions to Common Shareholders (b)
From net investment income	(0.16)		(0.70)	(0.69)	(0.68)	(0.76)	(0.86)
From net realized gain	—		—	—	—	(0.06)	—

Total distributions to Common Shareholders	(0.16)		(0.70)	(0.69)	(0.68)	(0.82)	(0.86)

Net asset value, end of period	$12.91		$12.91	$15.60	$13.60	$14.87	$14.75

Market price, end of period	$12.04		$11.89	$15.15	$12.55	$14.29	$14.05

Total Return Applicable to Common Shareholders (c)
Based on net asset value	1.31	% (d)	(13.19)%	20.22%	(4.21)%	6.83%	2.79%

Based on market price	2.58	% (d)	(17.67)%	26.52%	(8.02)%	7.78%	(3.74)%

Ratios to Average Net Assets Applicable to Common Shareholders (e)
Total expenses	2.26	% (f)(g)	1.49%	1.47%	2.14%	2.45%	2.11%

Total expenses after fees waived and/or reimbursed	2.26	% (f)(g)	1.49%	1.47%	2.13%	2.45%	2.11%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs (h)	0.96	% (f)(g)	0.90%	0.90%	0.89%	0.91%	0.91%

Net investment income to Common Shareholders	4.24	% (g)	4.28%	4.75%	4.51%	5.09%	5.44%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$275,901		$275,829	$332,905	$290,223	$317,175	$314,261

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$140,000		$140,000	$140,000	$140,000	$140,000	$140,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$243,146		$297,021	$337,789	$307,302	$326,553	$324,472

TOB Trust Certificates, end of period (000)	$52,740		$60,726	$57,997	$56,198	$47,982	$61,343

Asset coverage per $1,000 of TOB Trust Certificates, end of period (i)	$8,886		N/A	N/A	N/A	N/A	N/A

Portfolio turnover rate	4%		14%	13%	18%	25%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.31%, 2.31% and 1.01%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.
See notes to financial statements.

90	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

			MQT

	Period from 05/01/22 to 07/31/22		Year Ended April 30,
			2022	2021	2020	2019	2018

Net asset value, beginning of period	$12.17		$14.58	$13.02	$13.77	$13.37	$13.69

Net investment income (a)	0.14		0.62	0.65	0.57	0.60	0.66
Net realized and unrealized gain (loss)	0.15		(2.38)	1.53	(0.78)	0.39	(0.29)

Net increase (decrease) from investment operations	0.29		(1.76)	2.18	(0.21)	0.99	0.37

Distributions to Common Shareholders from net investment income (b)	(0.16)		(0.65)	(0.62)	(0.54)	(0.59)	(0.69)

Net asset value, end of period	$12.30		$12.17	$14.58	$13.02	$13.77	$13.37

Market price, end of period	$11.94		$11.08	$13.92	$11.99	$12.26	$11.98

Total Return Applicable to Common Shareholders (c)
Based on net asset value	2.45	% (d)	(12.49)%	17.24%	(1.41)%	8.21%	3.01%

Based on market price	9.24	% (d)	(16.55)%	21.55%	1.97%	7.52%	(2.35)%

Ratios to Average Net Assets Applicable to Common Shareholders (e)
Total expenses	2.21	% (f)(g)	1.46%	1.47%	2.29%	2.59%	2.10%

Total expenses after fees waived and/or reimbursed	2.20	% (f)(g)	1.46%	1.47%	2.29%	2.58%	2.10%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs (h)	0.97	% (f)(g)	0.90%	0.91%	0.92%	0.95%	0.92%

Net investment income to Common Shareholders	4.66	% (g)	4.38%	4.57%	4.04%	4.47%	4.75%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$277,927		$275,030	$328,873	$293,673	$310,611	$301,697

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$116,500		$116,500	$116,500	$116,500	$116,500	$116,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$247,340		$336,077	$382,294	$352,080	$366,619	$358,967

TOB Trust Certificates, end of period (000)	$72,129		$76,171	$80,614	$82,178	$90,517	$87,513

Asset coverage per $1,000 of TOB Trust Certificates, end of period (i)	$6,468		N/A	N/A	N/A	N/A	N/A

Portfolio turnover rate	8%		16%	8%	19%	22%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.25%, 2.25% and 1.01%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	91

Notes to Financial Statements

1.	ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end
management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Diversified
The Boards of Directors of the Funds and the Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
On May 20, 2022, the Board of each Trust approved a change in the fiscal year end of each Trust, effective as of July 31, 2022, from April 30 to July 31.
The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end
non-index
fixed-income funds and all BlackRock-advised
closed-end
funds referred to as the BlackRock Fixed-Income Complex.
Prior Year Reorganization
: The Board and shareholders of MHD (the “Acquiring Fund”) and the Board and shareholders of each of BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Bond Trust (“BBK”), BlackRock MuniHoldings Fund II, Inc. (“MUH”) and BlackRock MuniHoldings Quality Fund, Inc. (“MUS”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganization of each Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Fund.
Each Common Shareholder of a Target Fund received Common Shares of the Acquiring Fund in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on March 5, 2021, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.
Each Preferred Shareholder of a Target Fund received Preferred Shares of the Acquiring Fund in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.
The reorganizations were accomplished by a
tax-free
exchange of Common Shares and Preferred Shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MHD’s Share Class	Shares of MHD
BAF	Common	8,749,418	0.89746185	Common	7,852,259	(a)
BBK	Common	10,522,957	0.96696817	Common	10,175,357	(a)
MUH	Common	11,336,282	0.92578578	Common	10,494,965	(a)
MUS	Common	13,018,276	0.81612104	Common	10,624,485	(a)
BAF	VMTP	422	1	VMTP	422
BBK	VMTP	799	1	VMTP	799
MUH	VMTP	550	1	VMTP	550
MUS	VMTP	870	1	VMTP	870

(a)	Net of fractional shares redeemed.
Each Target Fund’s net assets and composition of net assets on March 5, 2021, the valuation date of the reorganization were as follows:

	BAF	BBK	MUH	MUS
Net assets applicable to Common Shareholders	$133,431,549	$172,906,686	$178,338,366	$180,538,553
Paid-in-capital	123,568,480	148,932,221	155,728,501	167,933,515
Accumulated earnings	9,863,069	23,974,465	22,609,865	12,605,038
For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

92	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The net assets applicable to Common Shareholders of the Acquiring Fund before the reorganizations were $241,462,174. The aggregate net assets applicable to Common Shareholders of the Acquiring Fund immediately after the reorganizations amounted to $906,677,328. Each Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BAF	$223,936,158	$207,836,363	$49,618,622	$42,200,000
BBK	277,541,340	250,542,078	33,649,476	79,900,000
MUH	278,307,330	252,425,263	49,204,091	55,000,000
MUS	291,481,501	268,355,737	29,367,864	87,000,000
The purpose of these transactions was to combine five funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free
event and was effective on March 8, 2021.
Assuming the reorganization had been completed on May 1, 2020, the beginning of the fiscal reporting period of MHD, the pro forma results of operations for the year ended April 30, 2021, are as follows:

•	Net investment income (loss): $41,679,250

•	Net realized and change in unrealized gain/loss on investments: $101,416,927

•	Net increase in net assets resulting from operations: $143,096,177
Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that have been included in MHD’s Statement of Operations since March 8, 2021.
Reorganization costs incurred by MHD in connection with the reorganization were expensed by MHD. The Manager reimbursed the Fund $123,963.

2.	SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:
For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.
Dividend income and capital gain distributions, if any, are recorded on the ex-dividend
dates.
Non-cash
dividends, if any, are recorded on the
ex-dividend
dates at fair value.
Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Collateralization:
If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:
Distributions from net investment income are declared and paid monthly.
Distributions of capital gains are recorded on the
ex-dividend
dates and made at least annually.
The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable
return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Distributions to Preferred Shareholders are accrued and determined as described in Note 10.
Deferred Compensation Plan:
Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements
(continued)

Indemnifications:
In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.
Other:
Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:
Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.
Fair Value Inputs and Methodologies:
The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•
Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length
transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.
Fair Value Hierarchy:
Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•
Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•
Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

94	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

4.	SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds:
Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Forward Commitments, When-Issued and Delayed Delivery Securities:
The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.
Municipal Bonds Transferred to TOB Trusts:
Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.
The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MVT and MQT management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts:
The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fundon an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank
sponsored TOB Trusts, a Fund incurred
non-recurring,
legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.
Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BKN	$92,489	$47,253	$14,401	$154,143
BFK	207,499	100,401	30,715	338,615
MHD	330,439	162,799	55,428	548,666
MVT	107,296	52,530	14,885	174,711
MQT	153,954	78,242	25,224	257,420

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements
(continued)

For the period ended July 31, 2022, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BKN	$71,651,680	$44,305,864	1.36% — 1.48%	$44,959,241	1.36%
BFK	154,722,514	100,175,045	1.34 — 1.50	99,657,003	1.35
MHD	269,769,547	164,221,770	1.34 — 1.63	158,992,326	1.37
MVT	82,509,608	52,739,780	1.34 — 1.50	51,462,748	1.35
MQT	118,707,219	72,128,805	1.36 — 1.51	73,373,602	1.39

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)
TOB Trusts may be structured on a
non-recourse
or recourse basis. When a Fund invests in TOB Trusts on a
non-recourse
basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2022.

5.	DERIVATIVE FINANCIAL INSTRUMENTS
The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter
(“OTC”).
Futures Contracts:
Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory:
Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
For such services, BKN and BFK , pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Fund’s managed assets:

	BKN	BFK
Investment advisory fees	0.35%	0.60%
For such services, MHD, MVT and MQT pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MHD	MVT	MQT
Investment advisory fees	0.55%	0.50%	0.50%

96	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(continued)

For purposes of calculating these fees, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not includes liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.
Distribution Fees :
BKN and BFK have entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BKN and BFK common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BKN’s and BFK’s common shares and a portion of such commission is re-allowed
to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended July 31, 2022 amounted to $ 9,622 and $ 41 respectively.
Administration:
BKN has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Fund’s average weekly managed assets. For BKN, the Manager may reduce or discontinue this arrangement at any time without notice.
Expense Waivers and Reimbursements:
With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived were as follows:

	Amounts Waived
Fund Name	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22
BKN	$664	$1,108
BFK	2,217	2,727
MHD	1,999	4,106
MVT	2,987	2,158
MQT	356	965
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each
Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the period ended July 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.
With respect to MHD,the Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.01% of the average daily value of net assets through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

	Amounts Waived
Fund Name	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22
MHD	$21,304	$145,647
Directors and Officers:
Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES
For the period ended July 31, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
BKN	$36,577,957	$38,274,730
BFK	37,301,373	59,022,829
MHD	50,945,093	69,591,648
MVT	18,715,046	27,172,583
MQT	35,277,039	43,314,221

8.	INCOME TAX INFORMATION
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

N O T E S T O F I N A N C I A L S T A T E M E N T S	97

Notes to Financial Statements
(continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.
The tax character of distributions paid was as follows:

Fund Name	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21

BKN
Tax-exempt income	$4,171,579	$15,393,628	$14,824,065
Ordinary income	—	—	360

	$4,171,579	$15,393,628	$14,824,425

BFK
Tax-exempt income	$7,600,395	$34,470,723	$33,691,532
Ordinary income	193,005	—	11,358
Return of capital	396,146	—	—

	$8,189,546	$34,470,723	$33,702,890

MHD
Tax-exempt income	$11,439,522	$42,440,742	$13,947,656
Ordinary income	—	29,438	15,907
Long-term capital gains	—	47,830	—

	$11,439,522	$42,518,010	$13,963,563

MVT
Tax-exempt income	$4,093,661	$16,482,423	$16,096,972
Ordinary income	—	6,361	2,894

	$4,093,661	$16,488,784	$16,099,866

MQT
Tax-exempt income	$4,249,825	$15,877,520	$15,227,259
Ordinary income	—	118	23,314

	$4,249,825	$15,877,638	$15,250,573

As of July 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
BKN	$—	$—	$(6,904,753)	$6,329,453	$(575,300)
BFK	—	—	(23,312,349)	(21,538,545)	(44,850,894)
MHD	1,015,466	130,743	(29,508,880)	(13,872,086)	(42,234,757)
MVT	—	55,963	(5,432,895)	(9,155,746)	(14,532,678)
MQT	32,957	40,359	(9,127,851)	6,834,181	(2,220,354)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and
tax-basis
net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized losses on certain futures contracts, the timing of distributions, the deferral of compensation to Directors and the treatment of residual interests in tender option bond trusts.

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BKN	$362,245,174	$19,238,686	$(12,548,146)	$6,690,540
BFK	832,362,922	22,186,684	(41,441,458)	(19,254,774)
MHD	1,118,932,715	35,429,027	(49,254,289)	(13,825,262)
MVT	420,944,048	10,487,077	(18,815,777)	(8,328,700)
MQT	384,678,094	18,422,051	(11,587,870)	6,834,181

98	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(continued)

9.	PRINCIPAL RISKS
In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.
The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.
A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.
The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk:
Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.
Counterparty Credit Risk:
The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a
mark-to-market
loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights

N O T E S T O F I N A N C I A L S T A T E M E N T S	99

Notes to Financial Statements
(continued)

may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Concentration Risk:
A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.
LIBOR Transition Risk:
The
United
Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS
BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BFK is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for BFK Common Shares is $0.001. The par value for BKN’s Common Shares is $0.01. The par value for BFK Preferred Shares outstanding is $0.001. The par value for BKN Preferred Shares outstanding is $0.01. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
MHD, MVT and MQT are authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for MHD, MVT and MQT Common Shares is $0.10. The par value for MHD, MVT and MQT Preferred Shares outstanding is $0.10. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Period from 05/01/22 to 07/31/22	Year Ended
Fund Name		04/30/22 04/30/21
BKN	10,125	30,858	16,349
BFK	12,935	113,057	82,096
MVT	—	29,928	—
MQT	—	46,172	—
For the period ended July 31, 2022 and year ended April 30, 2022, shares issued and outstanding remained constant for MHD.
For the year ended April 30, 2021, Common Shares of MHD issued and outstanding increased by 39,147,091 as a result of the reorganization of BAF, BBK, MUH and MUS with and into MHD.
For the year ended April 30, 2021, Common Shares of MHD issued and outstanding decreased by 25 as a result of a redemption of fractional shares from the reorganization of BAF, BBK, MUH and MUS with and into MHD.
The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. From December 1, 2021 through November 30, 2022, each Fund may repurchase up to 5% of its outstanding common shares under the

100	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(continued)

Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021 subject to certain conditions The Repurchase Program has an accretive effect as shares are purchased at a discount to the Fund’s NAV. There is no assurance that the Funds will purchase shares in any particular amounts. For the period ended July 31, 2022, the Funds did not repurchase any shares.
BKN and BFK have filed a prospectus with the SEC allowing it to issue an additional 5,000,000 and 10,000,000 Common Shares, respectively, through a Shelf Offering. Under the Shelf Offerings, BKN and BFK, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Fund’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 4,652,410 and 9,998,351 Common Shares, respectively, remain available for issuance under the Shelf Offerings.
During the period ended July 31, 2022, BKN and BFK issued 347,590 and 1,649 shares, respectively, under the Shelf Offerings. See Additional Information - Shelf Offering Program for additional information.
Initial costs incurred by each of BKN and BFK in connection with its respective Shelf Offering are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital.
Any remaining deferred charges at the end of the shelf offering period will be charged to expense.
Preferred Shares
A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferr ed
Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.
Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the
Bo
ard, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification
as a
closed-end
investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.
VMTP Shares
Each Fund (for purposes of this section, “VMTP Fund”) have issued Series
W-7
VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BKN	12/16/11	1,259	$125,900,000	07/02/23	Aa1	AA
BFK	12/16/11	2,708	270,800,000	07/02/23	Aa1	AA
MHD	12/16/11	837	83,700,000	07/02/23	Aa1	AA
	03/08/21	2,641	264,100,000	07/02/23	Aa1	AA
MVT	12/16/11	1,400	140,000,000	07/02/23	Aa1	AA
MQT	12/16/11	1,165	116,500,000	07/02/23	Aa1	AA
Redemption Terms:
A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended.
There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. With respect to each Fund, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If each Fund redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.
Dividends:
Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month
LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.
The dividend rate on VMTP Shares is subject to a
step-up
spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up
payments, and complying with certain asset coverage and leverage requirements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	101

Notes to Financial Statements
(continued)

For the period ended July 31, 2022, the average annualized dividend rates for the VMTP Shares were as follows:

	BKN	BFK	MHD	MVT	MQT
Dividend rates	2.00%	2.00%	2.00%	2.00%	2.00%
For the period ended July 31, 2022, VMTP Shares issued and outstanding of each VMTP Fund remained constant.
Offering Costs:
The Funds incurred costs in connection with the issuance of VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VMTP Shares.
Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.
Financial Reporting:
The VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt
income for
tax-reporting
purposes. Dividends and amortization of deferred offering costs on VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization
BKN	$635,388	$—
BFK	1,366,664	—
MHD	1,755,265	—
MVT	706,547	—
MQT	587,948	—

11.	SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:
The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BKN	08/01/22	08/15/22	09/01/22	$0.068000
	09/01/22	09/15/22	10/03/22	0.068000
BFK	08/01/22	08/15/22	09/01/22	0.046500
	09/01/22	09/15/22	10/03/22	0.046500
MHD	08/01/22	08/15/22	09/01/22	0.060500
	09/01/22	09/15/22	10/03/22	0.060500
MVT	08/01/22	08/15/22	09/01/22	0.050000
	09/01/22	09/15/22	10/03/22	0.050000
MQT	08/01/22	08/15/22	09/01/22	0.054000
	09/01/22	09/15/22	10/03/22	0.054000

102	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(continued)

The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares (a)
Fund Name	Shares	Series	Declared
BKN	VMTP	W-7	$292,877
BFK	VMTP	W-7	629,953
MHD	VMTP	W-7	809,076
MVT	VMTP	W-7	325,677
MQT	VMTP	W-7	271,010

(a)	Dividends declared for period August 1, 2022 to August 31, 2022.

N O T E S T O F I N A N C I A L S T A T E M E N T S	103

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Municipal Income Trust, BlackRock MuniHoldings Fund, Inc., BlackRock MuniVest Fund II, Inc., and BlackRock MuniYield Quality Fund II, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Municipal Income Trust, BlackRock MuniHoldings Fund, Inc., BlackRock MuniVest Fund II, Inc., and BlackRock MuniYield Quality Fund II, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2022, the related statements of operations and cash flows for the period from May 1, 2022 through July 31, 2022 and for the year ended April 30, 2022, the statements of changes in net assets for the period from May 1, 2022 through July 31, 2022 and for each of the two years in the period ended April 30, 2022, the financial highlights for the period from May 1, 2022 through July 31, 2022 and for each of the five years in the period ended April 30, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2022, and the results of their operations and their cash flows for the period from May 1, 2022 through July 31, 2022 and for the year ended April 30, 2022, the changes in their net assets for the period from May 1, 2022 through July 31, 2022 and for each of the two years in the period ended April 30, 2022, and the financial highlights for the period from May 1, 2022 through July 31, 2022 and each of the five years in the period ended April 30, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
September 23, 2022
We have served as the auditor of one or more BlackRock investment companies since 1992.

104	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information
(unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt
interest dividends for the fiscal period ended July 31, 2022:

Fund Name	Exempt-Interest Dividends
BKN	$3,464,912
BFK	7,209,529
MHD	10,098,529
MVT	3,577,181
MQT	3,735,884
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal period ended July 31, 2022:

Fund Name	Interest Dividends
BKN	$4,658
BFK	91,205
MHD	29,967
MVT	871
MQT	4,824
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal period ended July 31, 2022:

Fund Name	Interest Related Dividends
BKN	$4,658
BFK	91,205
MHD	29,967
MVT	871
MQT	4,824

I M P O R T A N T T A X I N F O R M A T I O N	105

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Investment Quality Municipal Trust, Inc. (“BKN”), BlackRock Municipal Income Trust (“BFK”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock MuniVest Fund II, Inc. (“MVT”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT”) (collectively, the “Funds” and each, a “Fund”) met on April 14, 2022 (the “April Meeting”) and May
19-20,
2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) or (the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day
meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year,
three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment
management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end
fund,
closed-end
fund,
sub-advised
mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out
benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised
mutual funds,
closed-end
funds, and
open-end
funds, under similar investment mandates, as applicable; (e) a review of non-management
fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.
At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out
benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund
basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreements
(continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end
funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment
advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with each of BKN’s and BFK’s and equity shelf program and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end
funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing
COVID-19
pandemic.
B. The Investment Performance of each Fund and BlackRock
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date
at a fund’s
ex-date
NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered BKN’s performance relative to BKN’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BKN generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BKN, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BFK’s performance relative to BFK’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BFK generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BFK, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MHD’s performance relative to MHD’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MHD generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MHD, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MVT’s performance relative to MVT’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MVT generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MVT, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MQT’s performance relative to MQT’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MQT generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MQT, and that BlackRock has explained its rationale for this belief to the Board.

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Disclosure of Investment Advisory Agreements
(continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised
mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end
fund,
closed-end
fund,
sub-advised
mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that BKN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.
The Board noted that BFK’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers.
The Board noted that MHD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.
The Board noted that MVT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.
The Board noted that MQT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.
D. Economies of Scale
The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end
funds do not have fund level breakpoints because
closed-end
funds generally do not experience substantial growth after the initial public offering.
Closed-end
funds are typically priced at scale at a fund’s inception. The Board noted that although each of BKN and BFK may from time-to-time
make additional share offerings pursuant to its equity shelf program, the growth of each of BKN’s and BFK’s assets will occur primarily through the appreciation of its investment portfolio.
E. Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or
“fall-out”
benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

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Disclosure of Investment Advisory Agreements
(continued)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board noted the competitive nature of the
closed-end
fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end
fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end
funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end
funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end
fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end
funds; and maintaining and enhancing its
closed-end
fund website.
Conclusion
At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, approved, by unanimous vote of those present, the continuation of the Advisory Agreements between the Manager and each Fund for a one-year
term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important
or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	109

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since April 30, 2022 (each Fund changed its fiscal year end from April 30 to July 31 effective July 31, 2022). This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.
Investment Objectives and Policies
BlackRock Investment Quality Municipal Trust, Inc. (BKN)
The Fund’s investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. No assurance can be given that the Fund will achieve its investment objective. As a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). “Managed Assets” means the Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Fund cannot change its investment objectives or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Fund’s variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investment quality securities. For the purposes of the foregoing policy, an investment quality security is a security that is rated BBB or Baa or higher by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or another nationally recognized rating agency or, if unrated, deemed to be of comparable quality by the BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. “Municipal Bonds” means municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). In the case of short term notes, the investment grade rating categories are
SP-1+
through
SP-2
for S&P,
MIG-1
through
MIG-3
for Moody’s and
F-1+
through
F-3
for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are
A-1+
through
A-3
for S&P,
Prime-1
through
Prime-3
for Moody’s and
F-1+
through
F-3
for Fitch. Obligations ranked in the lowest investment grade rating category (BBB,
SP-2
and
A-3
for S&P; Baa,
MIG-3
and
Prime-3
for Moody’s and BBB and
F-3
for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories
or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its Managed Assets, measured at the time of investment, in securities rated BB/Ba or B by Moody’s S&P, Fitch or another nationally recognized rating agency or, if unrated, deemed to be of comparable credit quality by the Manager. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund does not ordinarily invest more than 25% of its managed assets (taken at market value) in municipal obligations whose issuers are located in the same state.
In addition, the Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Fund’s common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986
law) (in general, bonds that benefit
non-governmental
entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

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Investment Objectives, Policies and Risks
(continued)

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long- term and intermediate-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage:
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter
put and call options on securities, financial indices and futures contracts.
The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.
As temporary investments, the Fund may invest in repurchase agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.
BlackRock Municipal Income Trust (BFK)
The Fund’s investment objective is to provide current income exempt from federal income taxes. As a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the alternative minimum tax). “Managed Assets” means the Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Fund cannot change its investment objectives or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Fund’s variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by the BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. In the case of short term notes, the investment grade rating categories are
SP-1+
through
SP-2
for S&P,
MIG-1
through
MIG-3
for Moody’s and
F-1+
through
F-3
for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are
A-1+
through
A-3
for S&P,
Prime-1
through
Prime-3
for Moody’s and
F-1+
through
F-3
for Fitch. Obligations ranked in the lowest investment grade rating category (BBB,
SP-2
and
A-3
for S&P; Baa,
MIG-3
and
Prime-3
for Moody’s and BBB and
F-3
for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories
or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance

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Investment Objectives, Policies and Risks
(continued)

with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix F contains a general description of Moody’s, S&P’s and Fitch’s ratings of municipal bonds. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also invest in securities of other open- or
closed-end
investment companies that invest primarily in Municipal Bonds of the types in which the Fund may invest directly and in tax-exempt
preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Fund’s common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986
law) (in general, bonds that benefit
non-governmental
entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long- term and intermediate-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage:
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter
put and call options on securities, financial indices and futures contracts.
The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.
As temporary investments, the Fund may invest in repurchase agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.
BlackRock MuniHoldings Fund, Inc. (MHD)
The Fund’s investment objective is to provide stockholders with current income exempt from federal income taxes. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax).

112	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks
(continued)

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in municipal bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding Series
W-7
Variable Rate Muni Term Preferred Shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that it will invest at least 75% of its total assets in a portfolio of municipal bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investor Service Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are
SP-1+
through
SP-2
for S&P,
MIG-1
through
MIG-3
for Moody’s and
F-1+
through
F-3
for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are
A-1+
through
A-3
for S&P,
Prime-1
through
Prime-3
for Moody’s and
F-1+
through
F-3
for Fitch. Obligations ranked in the lowest investment grade rating category (BBB,
SP-2
and
A-3
for S&P; Baa,
MIG-3
and
Prime-3
for Moody’s and BBB and
F-3
for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories
or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 25% of its total assets in municipal bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common stock. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986
law) (in general, bonds that benefit
non-governmental
entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in municipal bonds whose issuers are located in the same state.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term municipal bonds.
The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	113

Investment Objectives, Policies and Risks
(continued)

Leverage:
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred stock.
The Fund may enter into derivative transactions that have economic leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
BlackRock MuniVest Fund II, Inc. (MVT)
The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”).
The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Fund’s outstanding Series
W-7
Variable Rate Muni Term Preferred Shares (the “VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that under normal market conditions, the Fund expects to invest at least 75% of its total assets in a portfolio of Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short term notes, the investment grade rating categories are
SP-1+
through
SP-2
for S&P,
MIG-1
through
MIG-3
for Moody’s and
F-1+
through
F-3
for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are
A-1+
through
A-3
for S&P,
Prime-1
through
Prime-3
for Moody’s and
F-1+
through
F-3
for Fitch.
Obligations ranked in the lowest investment grade rating category (BBB,
SP-2
and
A-3
for S&P; Baa,
MIG-3
and
Prime-3
for Moody’s and BBB and
F-3
for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories
or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the ”Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

114	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks
(continued)

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986
law) (“PABs”) (in general, bonds that benefit
non-governmental
entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Managers’ belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage:
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
BlackRock MuniYield Quality Fund II, Inc. (MQT)
The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of preferred stock), and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) (“Municipal Bonds”). There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common stock and the outstanding preferred shares, including the Fund’s variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the stock present at a meeting, if the holders of more than 50% of the outstanding stock are present or represented by proxy, or (2) more than 50% of the outstanding stock, whichever is less.
The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	115

Investment Objectives, Policies and Risks
(continued)

The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common stock. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986
law) (“PABs”) (in general, bonds that benefit
non-governmental
entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage:
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter
put and call options on securities, financial indices and futures contracts.
The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.
As temporary investments, the Fund may invest in repurchase agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.
The Fund is permitted to authorized to borrow money in
amounts
up to 5% of the value of its total assets at the time of such borrowings.
Risk Factors
This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.
Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end
management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

116	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks
(continued)

Debt Securities Risk:
Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
Rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks:
Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

•
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

•
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•
Tax-Exempt
Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt
status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

Taxability Risk:
The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt
or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federa
l ta
x legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption.
As a result, current legislation and legislation that may be enacted in the future

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	117

Investment Objectives, Policies and Risks
(continued)

may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent t he
Fund from realizing the full current benefit of the
tax-exempt
status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Insurance Risk:
Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the se curi
ty could drop.
Junk Bonds Risk:
Although junk bon
ds g
enerally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.
When-Issued and Delayed Delivery Securities and Forward Commitments Risk (BKN and MQT):
When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the se
curity will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Defensive Investing Risk (BKN, BFK and MQT):
For defensive purposes, the Fund may, as part of its proprietary volatility control process, allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cas
h
uninvested it will be subject to the credit risk of the depositary institution holding the cash.
Repurchase Agreements and Purchase and Sale Contracts Risk (BKN, BFK and MQT):
If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its r ig
hts under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Reverse Repurchase Agreements Risk (BKN, BFK and MQT):
Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements i nv
olve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Leverage Risk:
The Fund uses leverage for investment purposes through the issuance of VMTP Shares and investments in TOB Residuals. The Fund may also utilize leverage for investment purposes by entering into reverse repurchase agreements and derivative instruments with leverage embedded in them, as applicable. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	lleverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Derivatives Risk:
The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

•
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

118	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks
(continued)

•
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•
Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other
non-U.S.
jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

Tender Option Bonds Risk:
The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse
or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Re sidua
ls.
Illiquid Investments Risk:
The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing i
n be
low investment grade public debt securities.
Investment Companies and ETFs Risk (BFK)
:
Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	119

Investment Objectives, Policies and Risks
(continued)

Preferred Securities Risk (BFK):
Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Market Risk and Selection Risk:
Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
An outbreak of an infectious coronavirus
(COVID-19)
that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

120	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Shareholder Update

The following includes additional required disclosures for
BKN
, which has an effective shelf offering registration statement as of the fiscal year ended July 31, 2022.
Summary of Expenses
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BKN’s common shares.

	BKN
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by BKN (as a percentage of offering price) (a)	0.02
Dividend Reinvestment Plan Fees	$0.02 per share for open market purchases of common shares	(b)
Dividend reinvestment plan sale transaction fee	$2.50	(b)

Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees (c)(d)	0.60%
Other expenses	1.73
Miscellaneous	0.40
Interest expense (e)	1.33
Total annual expenses	2.33
Fee waiver (d)	0.01
Total annual fund operating expenses after fee waiver (d)	2.32
(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BKN. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
BKN currently pays the Manager a monthly fee at an annual contractual investment management fee rate of 0.35% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of BKN (including any assets attributable to money borrowed for investment purposes) minus the sum of BKN’s accrued liabilities (other than money borrowed for investment purposes).

(d)
BKN and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BKN’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2024. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BKN pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2024. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BKN (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of BKN (the “Independent Trustees”)) or a majority of the outstanding voting securities of BKN), upon 90 days’ written notice by BKN to the Manager.

(e)
The total expense table includes interest expense associated with BKN’s investments in TOBs (also known as “inverse floaters”). Although such interest expense is actually paid by special purpose vehicles in which BKN invests, it is recorded on BKN’s financial statements for accounting purposes. The total expense table also includes, in interest expense, dividends associated with the VMTP Shares, because the VMTP Shares are considered debt of BKN for financial reporting purposes.

BKN uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of VMTP Shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by BKN when it invests the proceeds from the leverage. In order to help you better understand the costs associated with BKN’s leverage strategy, the Total annual fund operating expenses after fee waivers (excluding interest expense) for are 0.99%, which is based on current market conditions. The actual amount of interest expense borne by BKN will vary over time in accordance with the level of BKN’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of BKN for accounting purposes.

S H A R E H O L D E R U P D A T E	121

Shareholder Update
(continued)

Expense Example
The following example illustrates BKN’s expenses (including the sales load of $10.00 and offering costs of $0.31) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 2.32% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$34	$82	$133	$274
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, BKN’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Share Price Data
The following table summarizes BKN’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters. Effective July 31, 2022, BKN changed its fiscal year end from April 30 to July 31.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
July 31, 2022	$16.53	$13.05	$13.44	$13.08	22.99%	(0.23)%	2,939,262
April 30, 2022	16.76	13.64	15.46	14.20	8.41	(3.94)	4,299,926
January 31, 2022	18.20	15.86	16.25	16.05	12.00	(1.18)	3,241,020
October 31, 2021	18.78	17.13	16.82	16.26	11.65	5.35	1,670,594
July 31, 2021	19.90	17.81	16.68	16.87	19.30	5.57	2,491,549
April 30, 2021	19.20	16.88	16.71	16.58	14.90	1.81	2,609,523
January 31, 2021	17.33	15.79	16.72	16.12	3.65	(2.05)	1,898,586
October 31, 2020	16.89	15.63	16.59	16.27	1.81	(3.93)	2,279,726
July 31, 2020	16.83	14.57	16.52	15.34	1.88	(5.02)	2,504,760
As of July 31, 2022, BKN’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share are $14.61, $13.86, and 5.41% respectively.
Common shares of BKN have historically traded at both a premium and discount to NAV.
Shares of
closed-end
funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

122	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Shareholder
Update

(continued)

Senior Securities
The following table sets forth information regarding BKN’s outstanding senior securities as of the end of each of BKN’s last ten fiscal years, as applicable. BKN’s audited financial statements, including Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm, and accompanying notes to financial statements, are included in this annual report.

	Total Amount Outstanding	Asset			Liquidating		Average Market Value		Type of
Fiscal Year Ended	(000)	Coverage			Preference	(a)	(000)		Senior Security
July 31, 2022	$44,306	$9,345	(b)	$	N/A		$44,959	(c)	TOBs
July 31, 2022	125,900	243,263	(d)		100,000		N/A		VMTP Shares
April 30, 2022	125,900	288,757	(e)		100,000		N/A		VMTP Shares
April 30, 2021	125,900	328,280	(e)		100,000		N/A		VMTP Shares
April 30, 2020	125,900	303,244	(e)		100,000		N/A		VMTP Shares
April 30, 2019	125,900	315,017	(e)		100,000		N/A		VMTP Shares
April 30, 2018	125,900	308,259	(e)		100,000		N/A		VMTP Shares
April 30, 2017	125,900	310,128	(e)		100,000		N/A		VMTP Shares
April 30, 2016	125,900	329,549	(e)		100,000		N/A		VMTP Shares
April 30, 2015	125,900	319,467	(e)		100,000		N/A		VMTP Shares
April 30, 2014	125,900	309,133	(e)		100,000		N/A		VMTP Shares
April 30, 2013	125,900	322,807	(e)		100,000		N/A		VMTP Shares

(a)
Represents the amount to which a holder of preferred shares would be entitled upon the liquidation of BKN in preference to common shareholders, expressed as a dollar amount per preferred share. VMTP Shares are considered debt of the issuer; therefore, the liquidation preference approximates fair value.

(b)	Calculated by subtracting BKN’s total liabilities (not including VMTP Shares and TOBs) from BKN’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.
(c)	Represents weighted average daily market value of TOBs.
(d)
Calculated by subtracting BKN’s total liabilities (not including VMTP Shares and TOBs) from BKN’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000. Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule
18f-4
of the 1940 Act.

(e)
Calculated by subtracting BKN’s total liabilities (not including VMTP Shares) from BKN’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

S H A R E H O L D E R U P D A T E	123

Shareholder Update

The following includes additional required disclosures for BFK, which has an effective shelf offering registration statement as of the fiscal year ended July 31, 2022.
Summary of Expenses
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BFK’s common shares.

	BFK
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by BFK (as a percentage of offering price) (a)	0.02
Dividend Reinvestment Plan Fees	$0.02 per share for open market purchases of common shares	(b)
Dividend reinvestment plan sale transaction fee	$2.50	(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees (c)(d)	0.98%
Other expenses	1.34
Miscellaneous	0.08
Interest expense (e)	1.26
Total annual expenses	2.32
Fee waiver (d)	—
Total annual fund operating expenses after fee waiver (d)	2.32

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BFK. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
BFK currently pays the Manager a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of BFK (including any assets attributable to money borrowed for investment purposes) minus the sum of BFK’s accrued liabilities (other than money borrowed for investment purposes).

(d)
BFK and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BFK’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2024. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BFK pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2024. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BFK (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of BFK (the “Independent Trustees”)) or a majority of the outstanding voting securities of BFK), upon 90 days’ written notice by BFK to the Manager.

(e)
The total expense table includes interest expense associated with BFK’s investments in TOBs (also known as “inverse floaters”). Although such interest expense is actually paid by special purpose vehicles in which BFK invests, it is recorded on BFK’s financial statements for accounting purposes. The total expense table also includes, in interest expense, dividends associated with the VMTP Shares, because the VMTP Shares are considered debt of BFK for financial reporting purposes.

BFK uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of VMTP Shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by BFK when it invests the proceeds from the leverage. In order to help you better understand the costs associated with BFK’s leverage strategy, the Total annual fund operating expenses after fee waivers (excluding interest expense) are 1.06%, which is based on current market conditions. The actual amount of interest expense borne by BFK will vary over time in accordance with the level of BFK’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of BFK for accounting purposes.

124	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Shareholder Update
(continued)

Expense Example
The following example illustrates BFK’s expenses (including the sales load of $10.00 and offering costs of $0.18) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 2.32% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$33	$82	$133	$273
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, BFK’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Share Price Data
The following table summarizes BFK’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters. Effective July 31, 2022, BFK changed its fiscal year end from April 30 to July 31.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
July 31, 2022	$12.91	$10.37	$12.33	$11.45	4.70%	(9.43)%	11,716,243
April 30, 2022	13.97	11.50	14.07	12.34	(0.71)	(6.81)	8,454,787
January 31, 2022	15.54	13.82	14.67	13.94	5.93	(0.86)	4,396,715
October 31, 2021	15.82	14.49	14.94	14.42	5.89	0.49	3,844,602
July 31, 2021	15.71	14.86	15.12	14.72	3.90	0.95	4,000,173
April 30, 2021	15.40	14.39	15.07	14.43	2.19	(0.28)	4,550,065
January 31, 2021	15.47	13.72	14.75	14.10	4.88	(2.70)	3,829,337
October 31, 2020	14.95	13.57	14.64	14.08	2.12	(3.62)	3,865,889
July 31, 2020	14.69	12.08	14.51	13.01	1.24	(7.15)	4,759,351
As of July 31, 2022, BFK’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share are $11.25, $12.18, and (7.64)% respectively.
Common shares of BFK have historically traded at both a premium and discount to NAV.
Shares of
closed-end
funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.
Senior Securities
The following table sets forth information regarding BFK’s outstanding senior securities as of the end of each of BFK’s last ten fiscal years, as applicable. BFK’s audited financial statements, including Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm, and accompanying notes to financial statements, are included in this annual report.

Fiscal Year Ended	Total Amount Outstanding (000)	Asset Coverage			Liquidating Preference	(a)	Average Market Value (000)		Type of Senior Security
July 31, 2022	$100,175	$9,181	(b)	$	N/A		$99,657	(c)	TOBs
July 31, 2022	270,800	247,905	(d)		100,000		N/A		VMTP Shares
April 30, 2022	270,800	302,073	(e)		100,000		N/A		VMTP Shares
April 30, 2021	270,800	344,495	(e)		100,000		N/A		VMTP Shares
April 30, 2020	270,800	313,740	(e)		100,000		N/A		VMTP Shares
April 30, 2019	270,800	334,518	(e)		100,000		N/A		VMTP Shares
April 30, 2018	270,800	331,390	(e)		100,000		N/A		VMTP Shares
April 30, 2017	270,800	335,616	(e)		100,000		N/A		VMTP Shares
April 30, 2016	270,800	351,293	(e)		100,000		N/A		VMTP Shares
April 30, 2015	270,800	346,330	(e)		100,000		N/A		VMTP Shares
April 30, 2014	270,800	335,811	(e)		100,000		N/A		VMTP Shares
April 30, 2013	270,800	354,323	(e)		100,000		N/A		VMTP Shares

(a)
Represents the amount to which a holder of preferred shares would be entitled upon the liquidation of BFK in preference to common shareholders, expressed as a dollar amount per preferred share. VMTP Shares are considered debt of the issuer; therefore, the liquidation preference approximates fair value.

S H A R E H O L D E R U P D A T E	125

Shareholder Update
(continued)

(b)	Calculated by subtracting BFK’s total liabilities (not including VMTP Shares and TOBs) from BFK’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.
(c)	Represents weighted average daily market value of TOBs.
(d)
Calculated by subtracting BFK’s total liabilities (not including VMTP Shares and TOBs) from BFK’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000. Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule
18f-4
of the 1940 Act.

(e)
Calculated by subtracting BFK’s total liabilities (not including VMTP Shares) from BFK’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

Common shares of BKN and BFK have historically traded at both a premium and discount to NAV.
Shares of
closed-end
funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

126	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Automatic Dividend Reinvestment Plan

Pursuant to BKN, BFK, MHD, MVT and MQT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BKN, BFK, MHD, MVT and MQT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested
portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BKN, BFK that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MHD, MVT and MQT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800)
699-1236.
Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	127

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 99 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester (d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 101 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	69 RICs consisting of 99 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi (d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity- Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	71 RICs consisting of 101 Portfolios	None

Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 99 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	69 RICs consisting of 99 Portfolios	The Boeing Company.

128	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information
(continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 99 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

Catherine A. Lynch (d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 101 Portfolios	PennyMac Mortgage Investment Trust.

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees;
Co-Chair
		of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares businesses from 2012 to 2016.	97 RICs consisting of 261 Portfolios	None

John M. Perlowski (d) 1964	Director (Since 2014) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 263 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)
Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws
or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws
or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case
basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	129

Director and Officer Information
(continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end
funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the
BFA-advised
iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Fund serve at the pleasure of the Board.

130	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 25, 2022 for shareholders of record on May 27, 2022 to elect director nominees for each Fund. There were no broker non-votes
with regard to any of the Funds.
Shareholders elected the Class II Directors as follows:

	Cynthia L. Egan		Robert Fairbairn		Stayce D. Harris
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MQT	12,861,531	6,394,643	13,096,538	6,159,636	13,357,661	5,898,513
BKN	9,040,996	3,901,035	9,128,728	3,813,303	9,022,588	3,919,443
BFK	34,948,662	1,279,094	34,934,491	1,293,265	34,841,483	1,386,273
MHD	27,604,271	17,039,662	27,950,060	16,693,873	27,912,024	16,731,909
MVT	12,117,303	5,419,553	12,136,162	5,400,694	12,130,338	5,406,518
For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Lorenzo A. Flores, J. Phillip Holloman, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Frank J. Fabozzi and W. Carl Kester.
Fund Certification
The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although a Fund does not seek to implement a specific sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider such ESG characteristics it deems relevant or additive, if any, when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Funds for any particular month/quarter may be more or less than the amount of net investment income earned by the Funds during such month/quarter. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.
General Information
The Funds, other than BKN and BFK, do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.
BKN’s and BFK’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling
(800)-882-0052.
The following information is a summary of certain changes since April 30, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
On November 2, 2021, each of MHD, MVT and MQT divided its Board of Directors into three classes, with one class standing for election each year, effective November 18, 2021. In addition, on November 2, 2021, each of BKN, MHD, MVT and MQT amended and restated its Bylaws to classify its Board of Directors and adopt a voting standard of a majority of the outstanding shares for the election of directors in a contested election.
Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws
that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day
management of the Funds’ portfolios.

A D D I T I O N A L I N F O R M A T I O N	131

Additional Information
(continued)

General Information (continued)
In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for
e-mail
notifications of quarterly statements, annual and semi-annual shareholder reports and, for BKN and BFK only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BKN and BFK only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Funds will mail only one copy of shareholder documents, including for BKN and BFK only, prospectuses, annual and semi-annual reports, Rule
30e-3
notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800)
882-0052.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form
N-PORT.
The Funds’ Forms
N-PORT
are available on the SEC’s website at
sec.gov
. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at
blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent
12-month
period ended June 30 is available without charge, upon request (1) by calling (800)
882-0052;
(2) on the BlackRock website at
blackrock.com
; and (3) on the SEC’s website at
sec.gov.
Availability of Fund Updates
BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the
“Closed-end
Funds” section of
blackrock.com
as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, BKN and BFK may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, BKN and BFK may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BKN’s and BFK’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BKN and BFK to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
BKN and BFK filed final prospectuses with the SEC in connection with its Shelf Offering on June 6, 2022 and March 17, 2022, respectively. This report and the prospectuses of BKN and BFK are not offers to sell BKN and BFK Common Shares or solicitations of an offer to buy BKN and BFK Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BKN and BFK contain important information about BKN and BFK, including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of BKN and BFK carefully and in their entirety before investing. Copies of the final prospectuses for BKN and BFK can be obtained from BlackRock at blackrock.com.

132	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information
(continued)

BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public
personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal
non-public
information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to
non-affiliated
third parties any
non-public
personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated
third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public
personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public
personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Fund and Service Providers

Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02111
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10286
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	133

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

UT	Unlimited Tax

134	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?
blackrock.com    |    800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.
CEMUNI5-07/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End
BlackRock Investment Quality Municipal Trust, Inc.	$29,101	$32,334	$0	$2,000	$6,250	$8,500	$218	$420

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End[3]	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3The registrant changed its fiscal year end from April 30 to July 31 effective July 31, 2022 whereby this fiscal year consists of the three months ended July 31, 2022.

4Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End[1]	Previous Fiscal Year End
BlackRock Investment Quality Municipal Trust, Inc.	$6,468	$10,920

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End[1]	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

1 The registrant changed its fiscal year end from April 30 to July 31 effective July 31, 2022 whereby this fiscal year consists of the three months ended July 31, 2022.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report.

The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, CFA, Director at BlackRock, Walter O’Connor, CFA, Managing Director at BlackRock and Christian Romaglino, CFA, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Kalinoski, O’Connor and Romaglino have been members of the registrant’s portfolio management team since 2017, 2006 and 2017, respectively.

Portfolio Manager	Biography
Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
Christian Romaglino, CFA	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager at Brown Brothers Harriman from 2007 to 2017.

(a)(2) As of July 31, 2022:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski, CFA	14	0	0	0	0	0
	$30.84 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	19	0	0	0	0	0
	$27.34 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	10	0	0	0	0	0
	$5.31 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2022:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2022:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski, CFA	None
Walter O’Connor, CFA	None
Christian Romaglino, CFA	$1 - $10,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Consent of Independent Registered Public Accounting Firm

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Investment Quality Municipal Trust, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date: September 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date: September 23, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date: September 23, 2022